Rule 497(c)
                                                        Registration No. 33-8982

                             THE VICTORY PORTFOLIOS

                                  BALANCED FUND
                             DIVERSIFIED STOCK FUND
                                   VALUE FUND
                                STOCK INDEX FUND
                            OHIO REGIONAL STOCK FUND
                                   GROWTH FUND
                               SPECIAL VALUE FUND
                               SPECIAL GROWTH FUND
                            INTERNATIONAL GROWTH FUND
                           REAL ESTATE INVESTMENT FUND


                         PROSPECTUS DATED MARCH 1, 1998


                                EXPLANATORY NOTE


THE REGISTRANT HAS FILED THE PROSPECTUS OF THE BALANCED FUND, DIVERSIFIED STOCK FUND, VALUE FUND, STOCK INDEX FUND, OHIO REGIONAL STOCK FUND, GROWTH FUND, SPECIAL VALUE FUND, SPECIAL GROWTH FUND, INTERNATIONAL GROWTH FUND AND REAL
ESTATE INVESTMENT FUND IN THE DEFINITIVE FILING OF THE COMBINED PROSPECTUS PURSUANT TO RULE 497(C) UNDER THE SECURITIES ACT OF 1933, AS AMENDED, ON MARCH 9, 1998 (ACCESSION NUMBER 0000922423-98-000292) AND SUCH PROSPECTUS IS HEREBY INCORPORATED BY REFERENCE.

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                                                                     Rule 497(c)
                                                        Registration No. 33-8982


                       STATEMENT OF ADDITIONAL INFORMATION


                             THE VICTORY PORTFOLIOS

                            The Victory Balanced Fund
                       The Victory Diversified Stock Fund
                       The Victory Financial Reserves Fund
                           The Victory Fund For Income
                      The Victory Government Mortgage Fund
                             The Victory Growth Fund
                   The Victory Institutional Money Market Fund
                      The Victory Intermediate Income Fund
                      The Victory International Growth Fund
                    The Victory Investment Quality Bond Fund
                           The Victory Lakefront Fund
                      The Victory Limited Term Income Fund
                    The Victory National Municipal Bond Fund
                       The Victory New York Tax-Free Fund
                      The Victory Ohio Municipal Bond Fund
                  The Victory Ohio Municipal Money Market Fund
                      The Victory Ohio Regional Stock Fund
                       The Victory Prime Obligations Fund
                     The Victory Real Estate Investment Fund
                         The Victory Special Growth Fund
                         The Victory Special Value Fund
                          The Victory Stock Index Fund
                     The Victory Tax-Free Money Market Fund
                  The Victory U.S. Government Obligations Fund
                             The Victory Value Fund




                     March 1, 1998, as amended June 1. 1998


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This Statement of Additional Information is not a prospectus, but should be read in conjunction with each prospectus of The Victory Portfolios (individually, a "Prospectus," and collectively, the "Prospectuses"), each of which is dated the same date as the date hereof as amended or supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. Copies of the Prospectuses may be obtained by writing The Victory Portfolios at P.O Box 8527, Boston, MA 02266-8527, or by calling toll free 800-KEY FUND(R) or 800-539-3863.



INVESTMENT ADVISER
Key Asset Management Inc.

ADMINISTRATOR
BISYS Fund Services


SUB-ADMINISTRATOR
Key Asset Management Inc.


DISTRIBUTOR
BISYS Fund Services

TRANSFER AGENT
State Street Bank and Trust Company


DIVIDEND  DISBURSING AGENT
AND SHAREHOLDER SERVICING AGENT
Boston Financial Data Services, Inc.


CUSTODIAN
Key Trust Company of Ohio, N.A.

INDEPENDENT CERTIFIED ACCOUNTANTS
Coopers & Lybrand L.L.P.

COUNSEL
Kramer, Levin, Naftalis & Frankel


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Table of Contents

INVESTMENT OBJECTIVES AND INVESTMENT POLICIES AND LIMITATIONS..............    7


FUNDAMENTAL RESTRICTIONS OF THE FUNDS .....................................    8
NON-FUNDAMENTAL RESTRICTIONS OF THE FUNDS .................................   17
INSTRUMENTS IN WHICH THE FUNDS CAN INVEST .................................   19
         Eligible Securities for Money Market Funds .......................   19
         U.S. Corporate Debt Obligations ..................................   19
         Short-Term Obligations ...........................................   20
         Short-Term Corporate Obligations .................................   20
         Demand Features ..................................................   20
         Bankers' Acceptances .............................................   20
         Certificates of Deposit ..........................................   20
         Eurodollar Certificates of Deposit ...............................   21
         Yankee Certificates of Deposit ...................................   21
         Eurodollar Time Deposits .........................................   21
         Canadian Time Deposits ...........................................   21
         Commercial Paper .................................................   21
         International Bonds ..............................................   21
         Foreign Debt Securities ..........................................   21
         Repurchase Agreements ............................................   21
         Reverse Repurchase Agreements ....................................   22
         Short-Term Funding Agreements ....................................   22
         Variable Amount Master Demand Notes ..............................   22
         Variable Rate Demand Notes .......................................   22
         Variable and Floating Rate Notes .................................   22
         Extendible Debt Securities .......................................   23
         Receipts .........................................................   23
         Zero-Coupon Bonds ................................................   23
         High-Yield Debt Securities .......................................   24
         Loans and Other Direct Debt Instruments ..........................   24
         Securities of Other Investment Companies .........................   25
         U.S. Government Obligations ......................................   25
         Municipal Securities .............................................   25
         Ohio Tax-Exempt Obligations ......................................   28
         Municipal Lease Obligations ......................................   29
         Lower-Rated Municipal Securities .................................   30
         Federally Taxable Obligations ....................................   30
         Refunded Municipal Bonds .........................................   30
         When-Issued Securities ...........................................   31
         Delayed-Delivery Transactions ....................................   31
         Mortgage-Backed Securities .......................................   31
                  In General ..............................................   31
                  U.S. Government Mortgage-Backed Securities ..............   32
                  GNMA Certificates .......................................   32
                  FHLMC Securities ........................................   32
                  FNMA Securities .........................................   33
                  Collateralized Mortgage Obligations .....................   33
                  Non-Government Mortgage-Backed Securities ...............   33
         Asset-Backed Securities ..........................................   33



                                      - 3 -

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         Futures and Options .............................................    34
                  Futures Contracts ......................................    34
                  Restrictions on the Use of Futures Contracts ...........    35
                  Risk Factors in Futures Transactions ...................    36
                  Options ................................................    36
                  Puts ...................................................    37
         Illiquid Investments ............................................    37
         Restricted Securities ...........................................    38
         Securities Lending Transactions .................................    38
         Short Sales Against-the-Box .....................................    39
         Investment-Grade and High Quality Investments ...................    39
         Participation Interests .........................................    39
         Warrants ........................................................    39
         Refunding Contracts .............................................    39
         Standby Commitments .............................................    39
         Foreign Investment ..............................................    40
         Miscellaneous Securities ........................................    40
         Additional Information Concerning Ohio Issuers ..................    41
         Additional Information Concerning New York Issuers ..............    44

DETERMINING NET ASSET VALUE FOR THE MONEY MARKET FUNDS ...................    64

VALUATION OF PORTFOLIOS SECURITIES FOR THE MONEY MARKET FUNDS ............    65

VALUATION OF PORTFOLIO SECURITIES FOR THE TAXABLE BOND FUNDS AND THE
TAX-FREE BOND FUNDS ......................................................    66

VALUATION OF PORTFOLIO SECURITIES FOR THE EQUITY FUNDS ...................    66

PERFORMANCE OF THE MONEY MARKET FUNDS ....................................    67

PERFORMANCE OF THE NON-MONEY MARKET FUNDS ................................    70

ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION ................    80

         DIVIDENDS AND DISTRIBUTIONS .....................................    83

         TAXES ...........................................................    84

         TRUSTEES AND OFFICERS ...........................................    92

         ADVISORY AND OTHER CONTRACTS ....................................    99

         ADDITIONAL INFORMATION ..........................................   112

         APPENDIX ........................................................   121



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                       STATEMENT OF ADDITIONAL INFORMATION


The Victory Portfolios (the "Victory Portfolios") is an open-end management investment company. The Victory Portfolios consists of 30 series (each a "Fund," and collectively, the "Funds") of units of beneficial interest ("shares"). The outstanding shares represent interests in the 30 separate investment portfolios. This Statement of Additional Information (the "SAI") relates to the shares of 25 of the 30 Funds and their respective classes, and are listed below. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectuses. Capitalized terms not defined herein are used as defined in the Prospectuses. No investment in shares of a Fund should be made without first reading that Fund's Prospectus.


THE VICTORY PORTFOLIOS:

The Victory Balanced Fund
         Class A Shares
         Class B Shares
The Victory Diversified Stock Fund
         Class A Shares
         Class B Shares
The Victory Financial Reserves Fund
The Victory Fund For Income Fund
The Victory Government Mortgage Fund
The Victory Growth Fund
The Victory Institutional Money Market Fund
         Select Shares
         Investor Shares
The Victory Intermediate Income Fund
The Victory International Growth Fund
         Class A Shares
         Class B Shares
The Victory Investment Quality Bond Fund
The Victory Lakefront Fund
The Victory Limited Term Income Fund
The Victory National Municipal Bond Fund
         Class A Shares
         Class B Shares
The Victory New York Tax-Free Fund
         Class A Shares
         Class B Shares
The Victory Ohio Municipal Bond Fund
The Victory Ohio Municipal Money Market Fund
The Victory Ohio Regional Stock Fund
         Class A Shares
         Class B Shares
The Victory Prime Obligations Fund
The Victory Real Estate Investment Fund
The Victory Special Growth Fund
The Victory Special Value Fund
         Class A Shares
         Class B Shares
The Victory Stock Index Fund


                                      - 5 -

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The Victory Tax-Free Money Market Fund
The Victory U.S. Government Obligations Fund
         Select Shares
         Investor Shares
The Victory Value Fund

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INVESTMENT OBJECTIVES AND INVESTMENT POLICIES AND LIMITATIONS

Each Fund's investment objective is fundamental and may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities. There can be no assurance that a Fund will achieve its investment objective.

ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS.

The following policies and limitations supplement the Funds' investment policies set forth in the Prospectuses. The Funds' investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectuses and this SAI.

Unless otherwise noted in the prospectus or this SAI, a Fund may invest no more than 5% of its total assets in any of the securities or financial instruments described below (unless the context requires otherwise).

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the Investment Company Act of 1940 (the "1940 Act")). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

The investment policies of a Fund may be changed without an affirmative vote of the holders of a majority of that Fund's outstanding voting securities unless
(1) a policy expressly is deemed to be a fundamental policy of the Fund or (2) a policy expressly is deemed to be changeable only by such majority vote. A Fund may, following notice to its shareholders, take advantage of other investment practices which presently are not contemplated for use by the Fund or which currently are not available but which may be developed to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in a Fund's Prospectus.

The following sections list each Fund's investment objective and its investment policies, limitations, and restrictions. The securities in which the Funds can invest and the risks associated with these securities are discussed in the section "Instruments in Which the Funds Can Invest."

DEFINED TERMS. All capitalized terms listed in a Fund's Investment Policies and Limitations section referring to permissible investments are described in the section "Instruments in Which the Funds Can Invest."

The following terms are used throughout the Investment Objective and Investment Policies and Limitations sections.
         S&P:  Standard & Poor's Ratings Group
         Moody's:  Moody's Investors Service, Inc.
         Fitch:  Fitch Investors Service, Inc.
         NRSRO:  Nationally Recognized Statistical Ratings Organization

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FUNDAMENTAL RESTRICTIONS OF THE FUNDS

1.  SENIOR SECURITIES

No fund may:

Issue any senior security (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), except that (a) each Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) each Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.

2.  UNDERWRITING

The Funds may not:

Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 (the "1933 Act") in the disposition of restricted securities.

3.  BORROWING

The Balanced Fund, Diversified Stock Fund, Government Mortgage Fund, Growth Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Lakefront Fund, Limited Term Income Fund, New York Tax-Free Fund, Ohio Municipal Bond Fund, Ohio Regional Stock Fund, Prime Obligations Fund, Real Estate Investment Fund, Special Growth Fund, Special Value Fund, Stock Index Fund, Tax-Free Money Market Fund, U.S. Government Obligations Fund and Value Fund may not:

Borrow money, except that (a) each Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3 % of the Fund's total assets; and (b) each Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments.

The Financial Reserves Fund and Institutional Money Market Fund may not:

Borrow money, except (a) from a bank for temporary or emergency purposes (not for leveraging or investment) or (b) by engaging in reverse repurchase agreements, provided that (a) and (b) in combination ("borrowings") do not exceed an amount equal to one third of the current value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. This fundamental limitation is construed in conformity with the 1940 Act, and if at any time Fund borrowings exceed an amount equal to 33 1/3 of the current value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) at the time the borrowing is made due to a decline in net assets, such borrowings will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Fund for Income may not:

Borrow money, except for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding 5% of the value of its total assets at the time of the borrowing.

The National Municipal Bond Fund may not:

Borrow money, except that the Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) and engage in reverse repurchase agreements in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Ohio Municipal Money Market Fund:

(a) May borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of the Fund's net assets including the amounts borrowed, and (b) purchase securities on a when-issued or delayed delivery basis. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of Fund securities would be inconvenient or disadvantageous. The Fund will not purchase any securities while any such borrowings (including reverse repurchase agreements) are outstanding.

4.  REAL ESTATE

The Balanced Fund, Diversified Stock Fund, Government Mortgage Fund, Growth Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Lakefront Fund, Limited Term Income Fund, Ohio Municipal Bond Fund, Ohio Regional Stock Fund, Prime Obligations Fund, Special Growth Fund, Special Value Fund, Stock Index Fund, Tax-Free Money Market Fund and Value Fund may not:

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent each Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Funds in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

The National Municipal Bond Fund may not:

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent each Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

The Financial Reserves Fund may not:

Buy or sell real estate, commodities, or commodities (futures) contracts.

The Institutional Money Market Fund may not:

Buy or sell real estate, commodities, or commodity (futures) contracts or invest in oil, gas or other mineral exploration or development programs.

The Intermediate Income Fund may not:

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent each Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

The Ohio Municipal Money Market Fund will not:

Purchase or sell real estate, although it may invest in Ohio Municipal Securities secured by real estate or interests in real estate.

The U.S. Government Obligations Fund may not:

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments.

The Real Estate Investment Fund may not:

Purchase or sell real estate, except that the Fund may purchase securities issued by companies in the real estate industry and will, as a matter of fundamental policy, concentrate its investments in such securities.

5.  LENDING

The Balanced Fund, Diversified Stock Fund, Government Mortgage Fund, Growth Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Lakefront Fund, Limited Term Income Fund, National Municipal Bond Fund, Ohio Municipal Bond Fund, Ohio Regional Stock Fund, Prime Obligations Fund, Real Estate Investment Fund, Special Growth Fund, Special Value Fund, Stock Index Fund, Tax-Free Money Market Fund, U.S. Government Obligations Fund and Value Fund may not:

Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

The Financial Reserves Fund and Institutional Money Market Fund may not:

Make loans to other persons, except (a) by the purchase of debt obligations in which the Fund is authorized to invest in accordance with its investment objective, and (b) by engaging in repurchase agreements. In addition, each Fund may lend its portfolio securities to broker-dealers or other institutional investors, provided that the borrower delivers cash or cash equivalents as collateral to the Fund and agrees to maintain such collateral so that it equals at least 100% of the value of the securities loaned. Any such securities loan may not be made if, as a result thereof, the aggregate value of all securities loaned exceeds 33 1/3% of the total assets of the Fund.

The Fund for Income may not:

Make loans to other persons except through the use of repurchase agreements or the purchase of commercial paper. For these purposes, the purchase of a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

The New York Tax-Free Fund may not:

Make loans to other persons except through the use of repurchase agreements, the purchase of commercial paper or by lending portfolio securities. For these purposes, the purchase of a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

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The Ohio Municipal Money Market Fund:

Will not lend any of its assets, except through the purchase of a position of publicly distributed debt instruments or repurchase agreements and through the lending of its portfolio securities. The Fund may lend its securities if collateral values are continuously maintained at no less than 100% of the current market value of such securities by marking to market daily.

6.  COMMODITIES

The Diversified Stock Fund, Government Mortgage Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Lakefront Fund, Limited Term Income Fund, Ohio Municipal Bond Fund, Ohio Regional Stock Fund, Prime Obligations Fund, Real Estate Investment Fund, Special Growth Fund, Stock Index Fund and Tax-Free Money Market Fund may not:

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

The New York Tax-Free Fund and Ohio Municipal Money Market Fund may not:

Purchase or sell commodities or commodity contracts.

The Balanced Fund, Growth Fund, Special Value Fund, U.S. Government Obligations Fund and Value Fund may not:

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

The Fund for Income may not:

Purchase or sell commodities or commodity contracts, oil, gas or other mineral exploration or development programs.

The National Municipal Bond Fund may not:

Purchase or sell physical commodities (but this shall not prevent the Fund from purchasing or selling futures contracts and options on futures contracts or from investing in securities or other instruments backed by physical commodities).

7.  JOINT TRADING ACCOUNTS

The Balanced Fund, Diversified Stock Fund, Government Mortgage Fund, Growth Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Limited Term Income Fund, Ohio Municipal Bond Fund, Ohio Regional Stock Fund, Prime Obligations Fund, Special Growth Fund, Special Value Fund, Stock Index Fund, Tax-Free Money Market Fund and Value Fund may not:

Participate on a joint or joint and several basis in any securities trading account.

8.  DIVERSIFICATION


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The Balanced Fund,  Diversified  Stock Fund,  Government  Mortgage Fund,  Growth
Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Limited Term Income Fund, Ohio Regional Stock Fund, Special Growth Fund, Special Value Fund, Stock Index Fund and Value Fund may not:

With respect to 75% of a Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The Prime Obligations Fund may not:

With respect to 75% of a Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. (Note: In accordance with Rule 2a-7 under the 1940 Act, the Fund may invest up to 25% of its total assets in securities of a single issuer for a period of up to three days.)

The New York Tax-Free Fund may not:

Purchase the securities of any issuer (except the United States government, its agencies and instrumentalities, and the State of New York and its municipalities) if as a result more than 25% of its total assets are invested in the securities of a single issuer, and with regard to 50% of total assets, if as a result more than 5% of its total assets would be invested in the securities of such issuer. In determining the issuer of a tax-exempt security, each state and each political subdivision, agency, and instrumentality of each state and each multi-state agency, of which such state is a member, is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer. With respect to non-municipal bond investments, in addition to the foregoing limitations, the Fund will not purchase securities (other than securities of the United States government, its agencies or instrumentalities), if as a result of such purchase 25% or more of the total Fund's assets would be invested in any one industry, or enter into a repurchase agreement if, as a result thereof, more than 10% of its total assets would be subject to repurchase agreements maturing in more than seven days.

The National Municipal Bond Fund:

To meet federal tax requirements for qualification as a "regulated investment company," the Fund limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and
(b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "Government Securities" as defined for federal tax purposes. (For such purposes, municipal obligations are not treated as "Government Securities," and consequently they are subject to limitations (a) and (b).)

The Ohio Municipal Money Market Fund will limit:

With respect to 75% of the Fund's total assets, investments in one issuer to not more than 10% of the value of its total assets. The total amount of the remaining 25% of the value of the Fund's total assets could be invested in a single issuer if the Adviser believes such a strategy to be prudent. Under Rule 2a-7 under the 1940 Act, the Fund is also subject to certain diversification requirements.

The Tax-Free Money Market Fund may not:

Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of the Tax-Free Money Market Fund's total assets may be invested without regard to such 5% limitation. For purposes of this limitation, a security is considered to be issued by the government entity (or entities) whose assets and revenues guarantee or back the security; with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental issuer, a security is considered to be issued by such non-governmental issuer.

The Fund for Income may not:


Purchase the securities of any issuer (except the United States government, its agencies and instrumentalities), with regard to 75% of total assets, if as a result more than 5% of its total assets would be invested in the securities of such issuer. In determining the issuer of a tax-exempt security, each state and each political subdivision, agency, and instrumentality of each state and each multi-state agency of which such state is a member is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.


9.  CONCENTRATION

The Balanced Fund, Diversified Stock Fund, Growth Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Limited Term Income Fund, Ohio Regional Stock Fund, Special Value Fund, Stock Index Fund and Value Fund may not:

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

The Prime Obligations Fund may not:

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, there is no limitation with respect to certificates of deposit and banker's acceptances issued by domestic banks, or repurchase agreements secured thereby. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

The Tax-Free Money Market Fund may not:

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry; provided that this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities; but for these purposes only, industrial development bonds that are backed by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities. Notwithstanding the foregoing, there is no limitation with respect to certificates of deposit and banker's acceptances issued by domestic banks, or repurchase agreements secured thereby. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

The Ohio Municipal Bond Fund may not:

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry; provided that this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities; but for these purposes only, industrial development bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

The National Municipal Bond Fund may not:

Purchase securities (other than those issued or guaranteed by the U.S. government or any securities of its agencies or instrumentalities or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of the foregoing) if, as a result, more than 25% of the Fund's total assets would be invested in securities of companies whose principal business activities are in the same industry; for the purpose of this restriction, utility companies will be divided according to their services, for example, gas, gas transmission, electric and gas and telephone will each be considered a separate industry. Industrial development revenue bonds which are issued by nongovernmental entities within the same industry shall be subject to this industry limitation.

The Ohio Municipal Money Market Fund:

The Fund will not purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities) if, as a result of such purchase, 25% or more of the value of the Fund's total assets would be invested in any one industry. The Fund will not invest 25% or more of its assets in securities, the interest upon which is paid from revenues of similar type projects. The Fund may invest 25% or more of its assets in industrial development bonds.

The Financial Reserves Fund and Institutional Money Market Fund may not:

Purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the United States government, its agencies or instrumentalities) if, as a result thereof: (i) more than 5% of its total assets would be invested in the securities of such issuer, provided, however, that in the case of certificates of deposit, time deposits and bankers' acceptances, up to 25% of the Fund's total assets may be invested without regard to such 5% limitation, but shall instead be subject to a 10% limitation; (ii) more than 25% of its total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, however, that it may invest more than 25% of its total assets in the obligations of domestic banks. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).

The Real Estate Investment Fund may not:

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries. Notwithstanding the foregoing, the Fund will concentrate its investments in securities in the real estate industry.

The New York Tax-Free Fund may not:

With respect to non-municipal investments, purchase securities (other than securities of the United States government, its agencies or instrumentalities), if as a result of such purchase 25% or more of the Fund's total assets would be invested in any one industry, or enter into a repurchase agreement if, as a result thereof, more than 10% of its total assets would be subject to repurchase agreements maturing in more than seven days.

The Special Growth Fund may not:

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

The Fund for Income and New York Tax-Free Fund may not:

Invest more than 25% of the Fund's total assets in securities whose interest payments are derived from revenue from similar projects.

10.  MISCELLANEOUS

         a.  TAX-EXEMPT INCOME

The Ohio Municipal Money Market Fund may not:

Invest its assets so that less than 80% of its annual interest income is exempt from the federal income tax and Ohio taxes.

         b.  USE OF ASSETS AS SECURITY

The Fund for Income may not:

Pledge, mortgage, or hypothecate its assets, except that, to secure borrowings permitted by its fundamental restriction on borrowing, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of its total assets.

NON-FUNDAMENTAL RESTRICTIONS

1.  ILLIQUID SECURITIES

The Balanced Fund, Diversified Stock Fund, Fund for Income, Government Mortgage Fund, Growth Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Lakefront Fund, Limited Term Income Fund, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Municipal Bond Fund, Ohio Regional Stock Fund, Real Estate Investment Fund, Special Growth Fund, Special Value Fund, Stock Index Fund and Value Fund:

Will not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the 1933 Act ("Restricted Securities") shall not be deemed illiquid solely by reason of being unregistered. Key Asset Management Inc. determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

The Financial Reserves Fund, Institutional Money Market Fund, Ohio Municipal Money Market Fund, Prime Obligations Fund, Tax-Free Money Market Fund, and U.S. Government Obligations Fund:

Will not invest more than 10% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the 1933 Act ("Restricted Securities") shall not be deemed illiquid solely by reason of being unregistered. Key Asset Management Inc. determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

2.  SHORT SALES AND PURCHASES ON MARGIN

The Balanced Fund, Diversified Stock Fund, Government Mortgage Fund, Growth Fund, Intermediate Income Fund, Investment Quality Bond Fund, Limited Term
Income Fund, Ohio Municipal Bond Fund, Ohio Regional Stock Fund, Prime Obligations Fund, Special Growth Fund, Special Value Fund, Stock Index Fund, Tax-Free Money Market Fund, U.S. Government Obligations Fund and Value Fund:

Will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

The International Growth Fund may not:

Will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund, and shall not limit the Fund's ability to make margin payments in connection with transactions in currency future options.

The Financial Reserves Fund and Institutional Money Market Fund may not:

1. Purchase securities on margin (but the Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities).
2. Make short sales of securities.

The Fund for Income and New York Tax-Free Fund:

Will not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

The National Municipal Bond Fund:

1. May not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.
2. May not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions.

The Ohio Municipal Money Market Fund:

Will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities.

The Special Growth Fund:

Does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts shall not constitute purchasing securities on margin.

3.  OTHER INVESTMENT COMPANIES


The Victory Balanced, Victory Diversified Stock Fund, Victory Financial Reserves Fund, Victory Fund For Income, Victory Government Mortgage Fund, Victory Growth Fund, Victory Institutional Money Market Fund, Victory Intermediate Income Fund, Victory International Growth Fund, Victory Investment Quality Bond Fund, Victory Lakefront Fund, Victory Limited Term Income Fund, Victory National Municipal Bond Fund, Victory New York Tax-Free Fund , Victory Ohio Municipal Bond Fund, Victory Ohio Municipal Money Market Fund, Victory Ohio Regional Stock Fund, Victory Prime Obligations Fund, Victory Real Estate Investment Fund, Victory Special Growth Fund, Victory Special Value Fund, Victory Stock Index Fund, Victory Tax-Free Money Market Fund, Victory U.S. Government Obligations Fund, Victory Value Fund:


May invest up to 5% of their total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Securities and Exchange Commission (the "SEC"), the Funds may invest in the other money market funds of the Victory Portfolios. Each Fund will waive the portion of its fee attributable to the assets of each Fund invested in such money market funds to the extent required by the laws of any jurisdiction in which shares of the Funds are registered for sale.

The Funds may not:

Purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act, which permits operation as a "fund of funds."

The National Municipal Bond Fund may not:

Purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid. Such limitation does not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.



4.  MISCELLANEOUS

a.  INVESTMENT GRADE OBLIGATIONS

The National Municipal Bond Fund, New York Tax-Free Fund and Ohio Municipal Bond Fund may not:

Hold more than five percent of its total assets in securities that have been downgraded below investment grade.

b.  CONCENTRATION

The Fund for Income may not:

With respect to non-municipal bond investments, purchase securities (other than securities of the United States government, its agencies or instrumentalities), if as a result of such purchase 25% or more of the total Fund's assets would be invested in any one industry.

INSTRUMENTS IN WHICH THE FUNDS CAN INVEST

The instruments in which the Funds can invest, according to their investment policies and limitations are described below.

The following paragraphs provide a brief description of some of the types of securities in which the Funds may invest in accordance with their investment objective, policies, and limitations, including certain transactions the Funds may make and strategies they may adopt. The following also contains a brief description of certain risk factors. The Funds may, following notice to their shareholders, take advantage of other investment practices which presently are not contemplated for use by the Funds or which currently are not available but which may be developed, to the extent such investment practices are both consistent with a Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in a Fund's Prospectus and this Statement of Additional Information.

ELIGIBLE SECURITIES FOR MONEY MARKET FUNDS. High-quality investments are those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from an NRSRO or (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs; or
(iii) do not possess a rating (i.e. are unrated) but are determined by the Adviser to be of comparable quality to the rated instruments described in (i) and (ii). For purposes of these investment limitations, a security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by the Adviser to be comparable in priority and security to the obligation selected for purchase by a Fund. (The above described securities which may be purchased by the money market Funds are hereinafter referred to as "Eligible Securities.")

A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating, or, if such do not possess a rating, are determined by the Adviser to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, this obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by the Adviser. A security which at the time of issuance had a maturity exceeding 397 days but, at the time of purchase, has remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the two highest rating categories.


Pursuant to Rule 2a-7 under the 1940 Act (the "Rule"), the Money Market Funds maintain a dollar-weighted average portfolio maturity which does not exceed 90 days.


The weighted average maturity of the U.S. Government Obligations Fund will usually be 60 days or less since rating agencies normally require shorter maturities. However, the permitted weighted average maturity for the U.S. Government Obligations Fund is 90 days.

The Appendix of this SAI identifies each NRSRO which may be utilized by the Adviser with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

U.S. CORPORATE DEBT OBLIGATIONS. U.S. Corporate Debt Obligations include bonds, debentures, and notes. Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property. Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities, stripped government securities, and zero coupon obligations. Bonds, notes, and debentures in which the Funds may invest may differ in interest rates, maturities, and times of issuance. The market value of a Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Except under conditions of default, changes in the value of a Fund's securities will not affect cash income derived from these securities but will affect the Fund's net asset value.

SHORT-TERM OBLIGATIONS. These include high quality, short-term obligations such as domestic and foreign commercial paper (including variable-amount master demand notes), bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. (See "Foreign Securities" for a description of risks associated with investments in foreign securities.)

SHORT-TERM CORPORATE OBLIGATIONS. Corporate obligations are bonds issued by corporations and other business organizations in order to finance their long-term credit needs. Corporate bonds in which a Fund may invest generally consist of those rated in the two highest rating categories of an NRSRO that possess many favorable investment attributes. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances.

DEMAND FEATURES. The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

BANKERS' ACCEPTANCES. Bankers' Acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' Acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

CERTIFICATES OF DEPOSIT. Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of Deposit and demand and time deposits invested in by a Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund.

EURODOLLAR   CERTIFICATES  OF  DEPOSIT  ("ECDs")  are  U.S.   dollar-denominated
certificates of deposit issued by branches of foreign and domestic banks located outside the United States.

YANKEE CERTIFICATES OF DEPOSIT ("Yankee CDs") are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

EURODOLLAR TIME DEPOSITS ("ETDs") are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank.

CANADIAN TIME DEPOSITS ("CTDs") are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.

COMMERCIAL PAPER. Commercial paper is unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

The Funds will purchase only commercial paper rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Trustees to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO see the Appendix to this Statement of Additional Information.

INTERNATIONAL BONDS. International Bonds include Euro and Yankee obligations, which are U.S. dollar-denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"). International Bonds also include Canadian and Supranational Agency Bonds (e.g., International Monetary
Fund). (See "Foreign Debt Securities" for a description of risks associated with investments in foreign securities.)

FOREIGN DEBT SECURITIES. Investments in securities of foreign companies generally involve greater risks than are present in U.S. investments. Compared to U.S. and Canadian companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of a Fund's investment. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation, or confiscatory taxation; limitations on the removal of securities, property, or other assets of a Fund; there may be political or social instability; there may be increased difficulty in obtaining legal judgments; or diplomatic developments which could affect U.S. investments in those countries. The Adviser will take such factors into consideration in managing a Fund's investments. A Fund will not hold foreign currency in amounts exceeding 5% of its assets as a result of such investments.

REPURCHASE AGREEMENTS. Securities held by a Fund may be subject to Repurchase Agreements. Under the terms of a Repurchase Agreement, a Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by the Adviser pursuant to guidelines adopted by the Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).

If the seller were to default on its repurchase obligation or become insolvent, a Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

REVERSE REPURCHASE AGREEMENTS. A Fund may borrow funds for temporary purposes by entering into reverse Repurchase Agreements. Reverse Repurchase Agreements are considered to be borrowings under the 1940 Act. Pursuant to such agreement, a Fund would sell a portfolio security to a financial institution such as a bank and a broker-dealer, and agree to repurchase such security at a mutually agreed-upon date and price. At the time a Fund enters into a Reverse Repurchase Agreement, it will place in a segregated custodial account assets (such as cash or other liquid high-grade securities) consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest). The collateral will be marked-to-market on a daily basis, and will be monitored continuously to ensure that such equivalent value is maintained. Reverse Repurchase Agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.


SHORT-TERM FUNDING AGREEMENTS. A Fund may invest in Short-Term Funding Agreements (sometimes referred to as "GICs") issued by insurance companies. Pursuant to such agreements, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits the Fund, on a monthly basis, guaranteed interest which is based on an index. The Short-Term Funding Agreement provides that this guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a Short-Term Funding Agreement may not be received from the insurance company on seven days notice or less, the agreement is considered to be an illiquid investment and, together with other instruments in a Fund which are not readily marketable, will not exceed, for money market funds, 10% of the Fund's net assets, and for all other funds, 15% of the Fund's net assets. In determining dollar-weighted average portfolio maturity, a Short-Term Funding Agreement will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.


VARIABLE AMOUNT MASTER DEMAND NOTES. Variable Amount Master Demand Notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, a Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a Variable Amount Master Demand Note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes typically are not rated by credit rating agencies, issuers of Variable Amount Master Demand Notes must satisfy the same criteria as set forth above for unrated commercial paper, and the Adviser will monitor continuously the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," a Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of a Fund's investment policies, a Variable Amount Master Demand Note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

VARIABLE RATE DEMAND NOTES. Variable Rate Demand Notes are tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. The Funds also may invest in participation Variable Rate Demand Notes, which provide a Fund with an undivided interest in underlying Variable Rate Demand Notes held by major investment banking institutions. Any purchase of Variable Rate Demand Notes will meet applicable diversification and concentration requirements.

VARIABLE AND FLOATING RATE NOTES. A Variable Rate Note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, reasonably can be expected to have a market value that approximates its par value. A Floating Rate Note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, reasonably can be expected to have a market value that approximates its par value. Such notes frequently are not rated by credit rating agencies; however, unrated Variable and Floating Rate Notes purchased by the Fund will only be those determined by the Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular Variable or Floating Rate Note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a Variable or Floating Rate Note in the event that the issuer of the note defaulted on its payment obligations and a Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or Floating Rate Notes may be secured by bank letters of credit.

Variable or Floating Rate Notes may have maturities of more than one year, as follows:

1. A Variable or Floating Rate Note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2. A Variable or Floating Rate Note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

3. A Variable or Floating Rate Note that is subject to a demand feature scheduled to be paid in one year or more will be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4. A Variable or Floating Rate Note that is subject to a demand feature will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is "subject to a demand feature" where a Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

EXTENDIBLE DEBT SECURITIES. Extendible Debt Securities are securities that can be retired at the option of a Fund at various dates prior to maturity. In calculating average portfolio maturity, a Fund may treat Extendible Debt Securities as maturing on the next optional retirement date.

RECEIPTS. Receipts are separately traded interest and principal component parts of bills, notes, and bonds issued by the U.S. Treasury that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS").

ZERO-COUPON BONDS. Zero-Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the Zero-Coupon Bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, Zero-Coupon Bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases in accordance with the length of the period to maturity.

HIGH-YIELD DEBT SECURITIES. High-Yield Debt Securities are lower-rated debt securities, commonly referred to as "junk bonds" (those rated Ba to C by Moody's or BB to C by S&P), that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of High-Yield Debt Securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

While the market for High-Yield Debt Securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of High-Yield Debt Securities that defaulted rose significantly above prior levels, although the default rate decreased in 1992.

The market for High-Yield Debt Securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, High-Yield Debt Securities will be valued in accordance with procedures established by the Victory Portfolios' Board of Trustees, including the use of outside pricing services.

Judgment plays a greater role in valuing High-Yield Debt Securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value High-Yield Debt Securities and a Fund's ability to sell these securities.

Since the risk of default is higher for High-Yield Debt Securities, the Adviser's research and credit analysis are an especially important part of managing securities of this type held by a Fund. In considering investments for a Fund, the Adviser will attempt to identify those issuers of high-yielding debt securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Analysis of the Adviser focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Loans and Other Direct Debt Instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct Debt Instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct Debt

Instruments may also include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand.

SECURITIES OF OTHER INVESTMENT COMPANIES. A Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the SEC, a Fund may invest in the money market funds of the Victory Portfolios. The Adviser will waive its investment advisory fee with respect to assets of a Fund invested in any of the money market funds of the Victory Portfolios, and, to the extent required by the laws of any state in which a Fund's shares are sold, the Adviser will waive its investment advisory fee as to all assets invested in other investment companies.

U.S. GOVERNMENT OBLIGATIONS. U.S. Government Obligations are obligations issued or guaranteed by the U.S. Government, its agencies, and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

MUNICIPAL SECURITIES. Municipal Securities are obligations, typically bonds and notes, issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities, and instrumentalities, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

Two specific types of Municipal Securities are "Ohio Tax-Exempt Obligations" and "New York Tax-Exempt Obligations." Ohio Tax-Exempt Obligations are Municipal Securities issued by the State of Ohio and its political subdivisions, the interest on which is, in the opinion of the issuer's bond counsel at the time of issuance, excluded from gross income for purposes of both federal income taxation and Ohio personal income tax. New York Tax-Exempt Obligations are Municipal Securities issued by the State of New York and its political subdivisions, the interest on which is, in the opinion of the issuer's bond counsel at the time of issuance, excluded from gross income for purposes of both federal income taxation and New York personal income tax.

Generally, Municipal Securities are issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Municipal Securities may include fixed, variable, or floating rate obligations. Municipal Securities may be purchased on a when-issued or delayed-delivery basis (including refunding contracts).

The two principal categories of Municipal Securities are "general obligation" issues and "revenue" issues. Other categories of Municipal Securities are "moral obligation" issues, private activity bonds, and industrial development bonds.

The prices and yields on Municipal Securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the Municipal Security), general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation, and the rating(s) of the issue. There are variations in the quality of Municipal Securities, both within a particular category of Municipal Securities and between categories. Current information about the financial condition of an issuer of tax-exempt bonds or notes usually is not as extensive as that which is made available by corporations whose securities are publicly traded.

The term Municipal Securities, as used in this SAI, includes private activity bonds issued and industrial development bonds by or on behalf of public authorities to finance various privately-operated facilities if the interest paid thereon is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. The term Municipal Securities also includes short-term instruments issued in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues, such as short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes, and other forms of short-term tax-exempt loans. Additionally, the term Municipal Securities includes project notes, which are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development.

An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code. Congress or state legislatures may enact laws extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions. There is also the possibility that, as a result of litigation or other conditions, the power or ability of certain issuers to meet their obligations to pay interest on and principal of their tax-exempt bonds or notes may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal, or political developments might affect all or a substantial portion of the Fund's tax-exempt bonds and notes in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax-exempt bonds, and similar proposals may be introduced in the future. The U.S. Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on the availability of tax-exempt bonds for investment by the Fund and the value of its portfolio. Proposals also may be introduced before state legislatures that would affect the state tax treatment of Municipal Securities. If such proposals were enacted, the availability of Municipal Securities and their value would be affected.

The Internal Revenue Code of 1986, as amended (the "Code"), imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebate to the United States of America. Failure by the issuer to comply with certain of these requirements subsequent to the issuance of tax-exempt bonds could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

General obligation issues are backed by the full taxing power of a state or municipality and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue issues or special obligation issues are backed only by the revenues from a specific tax, project, or facility. "Moral obligation" issues are normally issued by special purpose authorities.

Private activity bonds and industrial development bonds generally are revenue bonds and not payable from the resources or unrestricted revenues of the issuer. The credit and quality of industrial development revenue bonds is usually directly related to the credit of the corporate user of the facilities. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

Private activity bonds, as discussed above, may constitute Municipal Securities depending on their tax treatment. The source of payment and security for such bonds is the financial resources of the private entity involved; the full faith and credit and the taxing power of the issuer normally will not be pledged. The payment obligations of the private entity also will be subject to bankruptcy as well as other exceptions similar to those described above. Certain debt obligations known as "industrial development bonds" under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities, and certain local facilities for water supply or other heating or cooling facilities. Other private activity bonds and industrial development bonds issued to fund the construction, improvement or equipment of privately-operated industrial, distribution, research or commercial facilities may also be Municipal Securities, but the size of such issues is limited under current and prior federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual "volume cap." The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all government instrumentalities in the state. Such obligations are included within the term Municipal Securities if the interest paid thereon is, in the opinion of bond counsel, at the time of issuance, excluded from gross income for purposes of both federal income taxation (including any alternative minimum tax) and state personal income tax. The Fund may not be a desirable investment for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users.

Project notes are secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the U.S. government will lend the issuer an amount equal to the principal of and interest on the project notes, although the issuing agency has the primary obligation with respect to its project notes.

Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. Insured investments are covered by an insurance policy applicable to a specific security, either obtained by the issuer of the security or by a third party from a private insurer. Insurance premiums for the municipal bonds are paid in advance by the issuer or the third party obtaining such insurance. Such policies are noncancellable and continue in force as long as the municipal bonds are outstanding and the respective insurers remain in business.

The insurer unconditionally guarantees the timely payment of the principal of and interest on the insured municipal bonds when and as such payments become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default, or otherwise, the payments guaranteed will be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer will be responsible for such payments less any amounts received by the bondholder from any trustee for the municipal bond issuers or from any other source. The insurance does not guarantee the payment of any redemption premium, the value of the shares of a Fund, or payments of any tender purchase price upon the tender of the municipal bonds. With respect to small issue industrial development municipal bonds and pollution control revenue municipal bonds, the insurer guarantees the full and complete payments required to be made by or on behalf of an issuer of such municipal bonds if there occurs any change in the tax-exempt status of interest on such municipal bonds, including principal, interest, or premium payments, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such municipal bonds. This insurance is intended to reduce financial risk, but the cost thereof will reduce the yield available to shareholders of a Fund.

The ratings of NRSROs represent their opinions as to the quality of Municipal Securities. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate, and rating may have different yields, while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

The Adviser believes that it is likely that sufficient Municipal Securities will be available to satisfy the Fund's investment objective and policies. In meeting its investment policies, the Fund may invest all or any part of its total assets in Municipal Securities which are private activity bonds. Moreover, although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one such security would likewise affect the other Municipal Securities. Examples of such securities are obligations, the repayment of which is dependent upon similar types of projects or projects located in the same state. Such investments would be made only if deemed necessary or appropriate by the Adviser.

OHIO TAX-EXEMPT OBLIGATIONS. As used in the Prospectus and this Statement of Additional Information, the term "Ohio Tax-Exempt Obligations" refers to debt obligations issued by the State of Ohio and its political subdivisions, the interest on which is, in the opinion of the issuer's bond counsel, at the time of issuance, excluded from gross income for purposes of both federal income taxation and Ohio personal income tax (as used herein the terms "income tax" and "taxation" do not include any possible incidence of any alternative minimum tax). Ohio Tax-Exempt Obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works, and other utilities. Other public purposes for which Ohio Tax-Exempt Obligations may be issued include refunding outstanding obligations and obtaining funds to lend to other public institutions and facilities. In addition, certain debt obligations known as "private activity bonds" may be issued by or on behalf of municipalities and public authorities to obtain funds to provide certain water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating or cooling facilities, qualified hazardous waste facilities, high-speed inter-city rail facilities, government-owned airports, docks and wharves and mass commuting facilities, certain qualified mortgages, student loan and redevelopment bonds and bonds used for certain organizations exempt from federal income taxation. Certain debt obligations known as "industrial development bonds" under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities, and certain local facilities for water supply or other heating or cooling facilities. Other private activity bonds and industrial development bonds issued to fund the construction, improvement or equipment of privately-operated industrial, distribution, research or commercial facilities may also be Ohio Tax-Exempt Obligations, but the size of such issues is limited under current and prior federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual "volume cap." The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all government instrumentalities in the state. Such obligations are included within the term Ohio Tax-Exempt Obligations if the interest paid thereon is, in the opinion of bond counsel, at the time of issuance, excluded from gross income for purposes of both federal income taxation (including any alternative minimum tax) and Ohio personal income tax. A Fund which invests in Ohio Tax-Exempt Obligations may not be a desirable investment for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users. See "Dividends, Distributions, and Taxes" in the Prospectus.

Prices and yields on Ohio Tax-Exempt Obligations are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Current information about the financial condition of an issuer of tax-exempt bonds or notes is usually not as extensive as that which is made available by corporations whose securities are publicly traded.

Obligations of subdivision issuers of tax-exempt bonds and notes may be subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, as amended, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of certain issuers to meet their obligations to pay interest on and principal of their tax-exempt bonds or notes may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Funds' tax-exempt bonds and notes in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax-exempt bonds, and similar proposals may be introduced in the future. A recent decision of the U.S. Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on the availability of tax-exempt bonds for investment by a Fund and the value of its portfolio.

The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebate to the United States of America. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

A Fund may invest in Ohio Tax-Exempt Obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Ohio Tax-Exempt Obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Ohio Tax-Exempt Obligations will be exempt from federal income tax and Ohio personal income tax to the same extent as interest on such Ohio Tax-Exempt Obligations. A Fund may also invest in Ohio Tax-Exempt Obligations by purchasing from banks participation interests in all or part of specific holdings of Ohio Tax-Exempt Obligations. Such participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. A Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Ohio Tax-Exempt Obligations in which it holds such a participation interest is exempt from federal income tax and Ohio personal income tax.

MUNICIPAL LEASE OBLIGATIONS. A Fund may invest a portion of its assets in municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, Funds will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.


LOWER-RATED MUNICIPAL SECURITIES. The Funds do not currently intend to invest in lower-rated municipal securities. However, certain Funds may hold up to 5% of its assets in municipal securities that have been downgraded below investment grade. While the market for New York municipal securities is considered to be substantial, adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value portfolio securities, and the Fund's ability to dispose of lower-rated securities. Outside pricing services are consistently monitored to assure that securities are valued by a method that the Board of Trustees believes accurately reflects fair value. The impact of changing investor perceptions may be especially pronounced in markets where municipal securities are thinly traded.

The Fund may choose, at its expense, or in conjunction with others, to pursue litigation seeking to protect the interests of security holders if it determines this to be in the best interest of shareholders.

FEDERALLY TAXABLE OBLIGATIONS. None of the tax-exempt Funds intend to invest in securities whose interest is federally taxable; however, from time to time, these Funds may invest a portion of their assets on a temporary basis in fixed-income obligations whose interest is subject to federal income tax. For example, these Funds may invest in obligations whose interest is federally taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares of portfolio securities.

Should these Funds invest in federally taxable obligations, they would purchase securities which in the Adviser's judgment are of high quality. This would include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; obligations of domestic banks; and repurchase agreements. These Funds' standards for high quality taxable obligations are essentially the same as those described by Moody's in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by S&P in rating corporate obligations within its two highest ratings of A-1 and A-2. In making high quality determinations the Fund may also consider the comparable ratings of other nationally recognized rating services.

The Supreme Court has held that Congress may subject the interest on municipal obligations to federal income tax. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before the New York legislature that would affect the state tax treatment of the Fund's distributions. If such proposals were enacted, the availability of municipal obligations and the value of the Fund's holdings would be affected and the Trustees would reevaluate the Fund's investment objective and policies.

These Funds anticipate being as fully invested as practicable in municipal securities; however, there may be occasions when, as a result of maturities of portfolio securities, sales of Fund shares, or in order to meet redemption requests, the Fund may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions, these Funds may be required to sell securities at a loss.


REFUNDED MUNICIPAL BONDS. Investments by a Fund in refunded municipal bonds that are secured by escrowed obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities are considered to be investments in U.S. Government obligations for purposes of the diversification requirements to which the Funds is subject under the 1940 Act. As a result, more than 5% of a Fund's total assets may be invested in such refunded bonds issued by a particular municipal issuer. The escrowed securities securing such refunded municipal bonds will consist exclusively of U.S. Government obligations, and will be held by an independent escrow agent or be subject to an irrevocable pledge of the escrow account to the debt service on the original bonds.

WHEN-ISSUED SECURITIES. A Fund may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a when issued basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Funds do not intend to purchase when issued securities for speculative purposes, but only in furtherance of its investment objective.

DELAYED-DELIVERY TRANSACTIONS. A Fund may buy and sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed delivery transactions.

When purchasing securities on a delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with the Fund's other investments. Because a Fund is not required to pay for securities until the delivery date, these delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Fund will set aside cash and appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When the Fund has sold a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

The Fund may renegotiate delayed-delivery transactions after they are entered into or may sell underlying securities before they are delivered, either of which may result in capital gains or losses.

MORTGAGE-BACKED SECURITIES--IN GENERAL. Mortgage-Backed Securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal, and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, Mortgage-Backed Securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. A Fund may purchase Mortgage-Backed Securities at a premium or at a discount. Among the U.S. Government securities in which a Fund may invest are Government Mortgage-Backed Securities (or government guaranteed mortgage-related securities). Such guarantees do not extend to the value of yield of the Mortgage-Backed Securities themselves or of the Fund's shares.

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES. Certain obligations of certain agencies and instrumentalities of the U.S. Government are Mortgage-Backed Securities. Some such obligations, such as those issued by GNMA are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies and instrumentalities if it is not obligated to do so by law.

The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of Mortgage-Backed Securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.

GNMA CERTIFICATES. Certificates of the GNMA are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Fund may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures usually will result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates above par in the secondary market.

FHLMC SECURITIES. The FHLMC was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates, and collateralized mortgage obligations ("CMOs"). Participation Certificates resemble GNMA Certificates in that each Participation Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. Recently introduced FHLMC Gold Participation Certificates guarantee the timely payment of both principal and interest.

FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

FNMA SECURITIES. The FNMA was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

COLLATERALIZED MORTGAGE OBLIGATIONS. Mortgage-Backed Securities in which a Fund may invest may also include CMOs. CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds.

NON-GOVERNMENTAL MORTGAGE-BACKED SECURITIES. A Fund may invest in mortgage-related securities issued by non-governmental entities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers, thereof will be considered in determining whether a Non-Governmental Mortgage-Backed Security meets a Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. A Fund may buy NonGovernmental Mortgage-Backed Related Securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which in the opinion of the Adviser are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be invested in illiquid securities.

A Fund may purchase mortgage-related securities with stated maturities in excess of 10 years. Mortgage-related securities include CMOs and participation certificates in pools of mortgages. The average life of mortgage-related securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. The rate of such prepayments, and hence the average life of the certificates, will be a function of current market interest rates and current conditions in the relevant housing markets. The impact of prepayment of mortgages is described under "Government Mortgage-Backed Securities." Estimated average life will be determined by the Adviser. Various independent mortgage-related securities dealers publish estimated average life data using proprietary models, and in making such determinations, the Adviser will rely on such data except to the extent such data are deemed unreliable by the Adviser. The Adviser might deem data unreliable which appeared to present a significantly different estimated average life for a security than data relating to the estimated average life of comparable securities as provided by other independent mortgage-related securities dealers.

ASSET-BACKED SECURITIES. Asset-backed securities are debt securities backed by pools of automobile or other commercial or consumer finance loans. The collateral backing asset-backed securities cannot be foreclosed upon. These issues are normally traded over-the-counter and typically have a short to intermediate maturity structure, depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

FUTURES AND OPTIONS

FUTURES CONTRACTS. The Funds may enter into futures contracts, options on futures contracts, and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the "CFTC"), a U.S. Government agency.

The Funds may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.


Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.


Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on its margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for a Fund than might later be available in the market when it effects anticipated purchases.

The Funds will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

The Funds' ability to use futures trading effectively depends on several factors. First, it is possible that there will not be a perfect price correlation between a futures contract and its underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if a Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting a Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. The Funds will not enter into futures contract transactions for purposes other than bona fide hedging purposes or as a substitute for the underlying securities to gain market exposure to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of a Fund's total assets. In addition, a Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain a Fund's qualification as a regulated investment company.

The Victory Portfolios have undertaken to restrict their futures contract trading as follows: first, the Victory Portfolios will not engage in transactions in futures contracts for speculative purposes; second, the Victory Portfolios will not market its funds to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets; third, the Victory Portfolios will disclose to all prospective shareholders the purpose of and limitations on its funds' commodity futures trading; fourth, the Victory Portfolios will submit to the CFTC special calls for information. Accordingly, registration as a Commodities Pool Operator with the CFTC is not required.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if a Fund "covers" a long position. For example, instead of segregating assets, a Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by a Fund. In addition, where a Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where a Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. A Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where a Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. A Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by a Fund.

In addition, the extent to which a Fund may enter into transactions involving futures contracts may be limited by the Code's requirements for qualification as a registered investment company and a Fund's intention to qualify as such.

RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. A Fund will minimize the risk that they will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Funds are only for hedging purposes, the Adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. The Funds would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Use of futures transactions by the Funds involve the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It is also possible that the Funds could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Funds of margin deposits in the event of bankruptcy of a broker with whom the Funds have open positions in a futures contract or related option.

OPTIONS. The Funds may sell (write) call options which are traded on national securities exchanges with respect to common stock in its portfolio. A Fund must at all times have in its portfolio the securities which it may be obligated to deliver if the option is exercised, except the Special Growth Fund, which may write uncovered calls, that is, call options on securities that it does not own. The risk of writing uncovered call options is that the writer of the option may be forced to acquire the underlying security at a price in excess of the exercise price of the option, that is, the price at which the writer has agreed to sell the underlying security to the purchaser of the option. A Fund may write call options in an attempt to realize a greater level of current income than would be realized on the securities alone. A Fund may also write call options as a partial hedge against a possible stock market decline or to extend a holding period on a stock which is under consideration for sale in order to create a long-term capital gain. In view of their investment objective, a Fund generally would write call options only in circumstances where the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, a Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as a Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit. A Fund retains the risk of loss should the value of the underlying security decline. A Fund may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood of a Fund's ability to make closing purchase transactions, there is no assurance that a Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

PUTS. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. A Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to a Fund upon its exercise of a "put" is normally (i) a Fund's acquisition cost of the securities (excluding any accrued interest which a Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period a Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

Puts may be acquired by a Fund to facilitate the liquidity of its portfolio assets. Puts may also be used to facilitate the reinvestment of a Fund's assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of a Fund's assets. See "Variable and Floating Rate Notes" and "Valuation" in this SAI.

A Fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities). The Funds intends to enter into puts only with dealers, banks, and broker-dealers which, in the Adviser's opinion, present minimal credit risks.

The Special Value Fund may write put options from time to time. Such options may be listed on a national securities exchange and issued by the Options Clearing Corporation or traded over-the-counter. The Special Growth Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Special Growth Fund has written, however, the Special Growth Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. Upon the exercise of an option, the Fund is not entitled to the gains, if any, on securities underlying the options. The Special Growth Fund also may purchase index put and call options and write index options. Through the writing or purchase of index options, the Special Growth Fund can achieve many of the same objectives as through the use of options on individual securities. Utilizing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options.

ILLIQUID INVESTMENTS. Illiquid investments are investments that cannot be sold or disposed of, within seven business days, in the ordinary course of business at approximately the prices at which they are valued.

Under the supervision of the Victory Portfolios' Board of Trustees, the Adviser determines the liquidity of the Funds' investments and, through reports from the Adviser, the Trustees monitor investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Funds' rights and obligations relating to the investment).

Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over the counter options, non-government stripped fixed-rate mortgage-backed securities, and Restricted Securities.

Also, the Adviser may determine some securities to be illiquid.

However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Fund may have to close out the option before expiration.

In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Trustees.

If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering.

Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement.

If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares.


SECURITIES LENDING TRANSACTIONS. The Funds (with the exception of the tax-exempt funds) may from time to time lend securities from their portfolio to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. Government Obligations. Key Trust Company of Ohio, N.A., an affiliate of the Investment Adviser, serves as lending agent for the Funds, except the tax-exempt funds, pursuant to a Securities Lending Agency Agreement that was adopted by the Trustees of the Funds. Under the Funds' current practices (which are subject to change), a Fund must receive initial collateral equal to 102% of the market value of the loaned securities, plus any interest due in the form of cash or U.S. Government Obligations. The Funds will not lend portfolio securities to:
(a) any "affiliated person" (as that term is defined in the 1940 Act)) of any Fund; (b) any affiliated person of the Investment Adviser; or (c) any affiliated person of such an affiliated person. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Funds or the borrower at any time. While a Fund will not have the right to vote securities on loan, they intend to terminate loans and regain the right to vote if that is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees. The Funds will limit their securities lending to 33 1/3% of total assets.

SHORT SALES AGAINST-THE-BOX. The Funds will not make short sales of securities, other than short sales "against-the-box." In a short sale against-the-box, a Fund sells a security that it owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund will enter into short sales against-the-box to hedge against unanticipated declines in the market price of portfolio securities or to defer an unrealized gain. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain. Any gains realized by a Fund on such sales will be recognized at the time the Fund enters into the short sale.

INVESTMENT GRADE AND HIGH QUALITY SECURITIES. The Funds may invest in "investment grade" obligations, which are those rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, are obligations that the Adviser determines to be of comparable quality. The applicable securities ratings are described in the Appendix. "High-quality" short-term obligations are those obligations which, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one NRSRO (for example, commercial paper rated "A-1" or "A-2" by S&P or "P-1" or "P-2" by Moody's) or (2) are unrated by an NRSRO but are determined by the Adviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Funds under guidelines adopted by the Board of Trustees.

PARTICIPATION INTERESTS. The Funds may purchase interests in securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participation, beneficial interests in a trust, partnership interests or any other form of indirect ownership. The Funds invest in these participation interests, in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying securities.

WARRANTS. Warrants are securities that give a Fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.

REFUNDING CONTRACTS. A Fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). A Fund may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, a Fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.

STANDBY COMMITMENTS. A Fund may enter into standby commitments, which are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Funds may acquire standby commitments to enhance the liquidity of portfolio securities.

Ordinarily, the Funds may not transfer a standby commitment to a third party, although they could sell the underlying municipal security to a third party at any time. The Funds may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Funds would pay a higher price for the securities acquired, thus reducing their yield to maturity.

Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Funds; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

FOREIGN INVESTMENTS. A Fund may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including sponsored and unsponsored American Depository Receipts ("ADRs") and securities purchased on foreign securities exchanges. Such investment may subject the Fund to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets. Unsponsored ADRs may involve additional risks.

The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign  markets  may offer less  protection  to  investors  than U.S.  markets.
Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Advisers will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

A Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

The International Growth Fund currently invests in the securities of issuers based in a number of foreign countries. The Adviser continuously evaluates issuers based in countries all over the world. Accordingly, the Fund may invest in the securities of issuers based in any country, subject to approval by the Trustees, when such securities met the investment criteria of the Adviser and are consistent with the investment objectives and policies of the Fund.

MISCELLANEOUS SECURITIES. The Funds can invest in various securities issued by domestic and foreign corporations, including preferred stocks and investment grade corporate bonds, notes, and warrants. Bonds are long-term corporate debt instruments secured by some or all of the issuer's assets, debentures are general corporate debt obligations backed only by the integrity of the borrower, and warrants are instruments that entitle the holder to purchase a certain amount of common stock at a specified price, which price is usually higher than the current market price at the time of issuance. Preferred stocks are instruments that combine qualities both of equity and debt securities. Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document. Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights, and preferred stocks typically do not have voting rights.


ADDITIONAL INFORMATION CONCERNING OHIO ISSUERS

The Ohio Municipal Bond Fund and Ohio Municipal Money Market Fund will invest most of their net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions ("Ohio Obligations"). The Ohio Municipal Bond Fund and Ohio Municipal Money Market Fund are therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect on the performance of the Funds. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

Ohio is the seventh most populous state. The 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1996 is 11,173,000.

While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last six years, the State rates were below the national rates (4.9% versus 5.4% in 1996). The unemployment rate and its effects vary among geographic areas of the State.

There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Municipal Bond Fund and Ohio Municipal Money Market Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year ("FY") or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund ("GRF"), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

The 1992-93 biennium presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the Budget Stabilization Fund ("BSF," a cash and budgetary management fund) to the GRF in FY 1992.

Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected and then timely addressed an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF, and adjustments were made in the timing of certain tax payments.

A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to replenishment, $21 million was deposited in the BSF.

None of the spending reductions were applied to appropriations needed for debt service or lease rentals relating to any State obligations.

The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million was transferred into the BSF. The significant GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

From a higher than forecast 1996-97 mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately $400.8 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. The 1996-97 biennium-ending GRF fund balance was $834.9 million. Of that, $250 million goes to school building construction and renovation, $94 million to the school computer network, $44.2 million for school textbooks and instructional materials and a distance learning program, and $34 million to the BSF (which had a February 6, 1998 balance of $862.7 million), with the $263 million balance to a State income tax reduction fund.

The GRF appropriations act for the 1997-98 biennium was passed on June 25, 1997 and promptly signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act. Recently passed (but, as of February 16, not yet acted on by the Governor) legislation increases the fiscal year 1999 GRF appropriate on level for elementary and secondary education, with the increase to be funded in part by mandated small percentage reductions in State appropriations for various State agencies and institutions. Expressly exempt from those reductions are all appropriations for debt service, including lease rental payments.

The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

By 14 constitutional amendments approved from 1921 to date (the latest adopted in 1995) Ohio voters authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At February 6, 1998, $1.07 billion (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding or sold and awaiting delivery. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($30.9 million outstanding); (b) $240 million of obligations previously authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($946.9 million outstanding or sold and awaiting delivery), and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($90.9 million outstanding, with no more than $50 million to be issued in any one year).

The electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million outstanding authorization, and authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $4.9 billion of which were outstanding or sold and awaiting delivery at February 6, 1998.

A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

The General Assembly has placed on the May 1998 primary election ballot a proposed constitutional amendment dealing with State debt. If approved by voters, it will authorize State general obligation debt to pay costs of facilities for a system of common schools throughout the State and for state supported and assisted institutions of higher education. That and other debt represented by direct obligations of the State (such as that authorized by the OPFC and OBA) could not be issued if future fiscal year total debt service on those obligations to be paid from the GRF or net lottery proceeds exceeds 5% of total State expenditures from the GRF and net lottery proceeds during the then preceding fiscal year.

State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

Local school districts in Ohio receive a major portion (state-wide aggregate approximately 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 119 districts from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, has been pending questioning the constitutionality of Ohio's system of school funding. The Ohio Supreme Court has concluded that aspects of the system (including basic operating assistance and the loan program referred to below) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution, staying its order for a year (to March 1998) to permit time for responsive corrective actions, some of which to February 16, 1998 are above mentioned. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A program has provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totalled $41.1 million for 28 districts in FY 1994, $71.1 million for 29 districts in FY 1995 (including $29.5 million for one), $87.2 million for 20 districts in FY 1996 (including $42.1 million for one), and $113.2 million for 12 districts in 1997 (including $90 million to one for restructuring its prior loans).

Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State.

For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Since inception for municipalities in 1979, these "fiscal emergency" procedures have been applied to 24 cities and villages; for 18 of them the fiscal situation was resolved and the procedures terminated (one village is in preliminary "fiscal watch" status). As of February 6, 1998, the 1996 school district "fiscal emergency" provision was applied to four districts, and 12 were on preliminary "fiscal watch" status.

At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charmer provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten- mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.


Additional Information Concerning New York Issuers

The New York Tax-Free Fund will invest substantially all of its assets in New York municipal securities. In addition, the specific New York municipal securities in which the New York Tax-Free Fund will invest will change from time to time. The New York Tax-Free Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may affect issuers of New York municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of New York municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the New York Tax-Free Fund, and the New York Tax-Free Fund assumes no responsibility for the completeness or accuracy of such information. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have a material adverse impact on the financial condition of such issuers. The New York Tax- Free Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there is no responsibility on the part of the State of New York to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within New York, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of New York municipal securities.

The New York Tax-Free Fund may invest in municipal securities issued by New York State (the "State"), by its various public bodies (the "Agencies") and/or by other entities located within the State, including the City of New York (the "City") and political subdivisions thereof and/or their agencies.

NEW YORK STATE. The State's current fiscal year commenced on April 1, 1997, and ends on March 31, 1998, and is referred to herein as the State's 1997-98 fiscal year. The State's budget for the 1997-98 fiscal year was adopted by the Legislature on August 4, 1997, more than four months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including necessary appropriations for State-supported debt service. The State Financial Plan for the 1997-98 fiscal year was formulated on August 11, 1997 and is based on the State's budget as enacted by the Legislature, as well as actual results for the first quarter of the current fiscal year. The 1997-98 State Financial Plan is expected to be updated in October and January.

The adopted 1997-98 budget projects an increase in General Fund disbursements of $1.7 billion or 5.2 percent over 1996-97 levels. The average annual growth rate over the last three fiscal years is approximately 1.2 percent. State Funds disbursements (excluding federal grants) are projected to increase by 5.4 percent from the 1996-97 fiscal year. All Governmental Funds projected disbursements increase by 7.0 percent over the 1996-97 fiscal year.

The 1997-98 State Financial Plan is projected to be balanced on a cash basis. The Financial Plan projections include a reserve for future needs of $530 million. As compared to the Governor's Executive Budget as amended in February 1997, the State's adopted budget for 1997-98 increases General Fund spending by $1.7 billion, primarily from increases for local assistance ($1.3 billion). Resources used to fund these additional expenditures include increased revenues projected for the 1997-98 fiscal year, increased resources produced in the 1996-97 fiscal year that will be utilized in 1997-98, reestimates of social service, fringe benefit and other spending, and certain non-recurring resources. Total non-recurring resources included in the 1997-98 Financial Plan are projected by DOB to be $270 million, or 0.7 percent of total General Fund receipts.

The 1997-98 adopted budget includes multi-year tax reductions, including a State funded property and local income tax reduction program, estate tax relief, utility gross receipts tax reductions, permanent reductions in the State sales tax on clothing, and elimination of assessments on medical providers. These reductions are intended to reduce the overall level of State and local taxes in New York and to improve the State's competitive position vis-a-vis other states. The various elements of the State and local tax and assessment reductions have little or no impact on the 1997-98 Financial Plan, and do not begin to materially affect the out year projections until the State's 1999-2000 fiscal year. The adopted 1997-98 budget also makes significant investments in education, and proposes a new $2.4 billion general obligation bond proposal for school facilities to be submitted to the voters in November 1997.

The 1997-98 Financial Plan also includes: a projected General Fund reserve of $530 million; a projected balance of $332 million in the Tax Stabilization Reserve Fund; and a projected $65 million balance in the Contingency Reserve Fund.

The projections do not include any subsequent actions that the Governor may take to exercise his line item veto (or vetoing any companion legislation) before signing the 1997-98 budget appropriation bills into law. Under the Constitution, the Governor may veto any additions to the Executive Budget within 10 days after the submission of appropriation bills for his approval. If the Governor were to take such action, the resulting impact on the Financial Plan would be positive.

The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. In addition, the State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies'. The Division of Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth in this Annual Information Statement, and those projections may be changed materially and adversely from time to time. See the section entitled "Special Considerations" below for a discussion of risks and uncertainties faced by the State.

1997-98 STATE FINANCIAL PLAN. The four governmental fund types that comprise the State Financial Plan are the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. This fund structure adheres to accounting standards of the Governmental Accounting Standards Board. This section discusses first the General Fund and then the other governmental funds. Receipts and disbursements trends are presented in tabular form for each component of the General Fund.

GENERAL FUND. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1997-98 fiscal year, the General Fund is expected to account for approximately 48 percent of total Governmental Funds disbursements and 71 percent of total State Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

Total General Fund receipts and transfers from other funds are projected to be $35.09 billion, an increase of $2.05 billion from the 1996-97 fiscal year. General Fund receipts are projected as follows: Personal Income Tax 53.8 %, User Taxes and Fees 20.0%, Business Taxes 13.8%, Other Taxes 2.8%, Miscellaneous Receipts/Other 9.7%. Total General Fund disbursements and transfers to other funds are projected to be $34.60 billion, an increase of $1.70 billion from the 1996-97 fiscal year. General Fund disbursements are projected as follows: Local Assistance 68.3%, State Operations 18%, Debt Service 6%, General State Charges 6.3%, Capital/Other 1.4%.

Projected General Fund Receipts

Total General Fund receipts and transfers from other funds in the 1997-98 fiscal year are projected to be $35.09 billion, an increase of over $2 billion or roughly 6 percent from the $33.04 billion recorded in the 1996-97 fiscal year. This total includes $31.68 billion in tax receipts, $1.48 billion in miscellaneous receipts, and $1.94 billion in transfers from other funds.

The projected $2 billion increase in receipts exaggerates the underlying year-to-year growth in State tax revenues. This increase is largely the result of actions undertaken by the State to utilize the $1.4 billion 199697 budget surplus reported by DOB to finance costs in the State's 1997-98 fiscal year. This transaction reduced reported receipts in the 1996-97 fiscal year and increased projected receipts in the State's 1997-98 fiscal year. Conversely, the incremental cost of tax reductions newly effective in 1997-98 and the impact of new earmarking statutes which divert receipts from the General Fund to other funds work to depress apparent growth below the underlying growth in the receipts base attributable to expansion of the State's economy. After adjusting for these actions, tax receipts are projected to grow by approximately 5 percent in 1997-98.

The discussion below summarizes the State's projections of General Fund tax revenues and other receipts for the 1997-98 fiscal year.


-------------------------------------------------------------------------------
                          PERSONAL INCOME TAX
                              ($ MILLIONS)
-------------------------------------------------------------------------------
1994-95               1995-96              1996-97           1997-98 (PROJ.)
-------------------------------------------------------------------------------
$17,590               $16,998              $16,371               $18,865
-------------------------------------------------------------------------------


The Personal Income Tax is imposed on the income of individuals, estates and trusts and is based on federal definitions of income and deductions with certain modifications. In 1995, the State enacted a tax reduction program designed to reduce receipts from the personal income tax by 20 percent over three years. The maximum rate was reduced from the 7.875 percent rate in effect in taxable year 1994 to 6.85 percent for taxable year 1997 and thereafter. For the 1997-98 fiscal year, this tax-reduction program is estimated to reduce receipts by approximately $4 billion, compared to what tax receipts would have been under the pre 1995 rate structure. On a current law basis, 1997 income tax liability is expected to fall slightly, reflecting the tax cut. On a constant law basis, liability growth during taxable year 1997 would be between 6 and 7 percent.

Net personal income tax collections are projected to reach $18.87 billion, over half of all General Fund receipts and $2.5 billion above the reported 1996-97 fiscal year total. Virtually all of the projected annual growth in this category, however, is provided by tax refund and refund reserve transactions which affect reported receipts levels in the 1995-96 through 1997-98 fiscal years. Without these transactions between years, income tax receipts in 1997- 98 would be virtually flat.

-------------------------------------------------------------------------------
                          USER TAXES AND FEES
                              ($ MILLIONS)
-------------------------------------------------------------------------------
1994-95               1995-96              1996-97           1997-98 (PROJ.)
-------------------------------------------------------------------------------
 $6,624               $6,631                $6,800               $7,004
-------------------------------------------------------------------------------

User taxes and fees are comprised of three-quarters of the State four percent sales and use tax (the balance, one percent, flows to support Local Government Assistance Corporation ("LGAC") debt service requirements), cigarette, alcoholic beverage container, and auto rental taxes, and a portion of the motor fuel excise levies. Also included in this category are receipts from the motor vehicle registration fees and alcoholic beverage license fees. A portion of the motor fuel tax and motor vehicle registration fees and all of the highway use tax are earmarked for dedicated transportation funds.

Receipts from user taxes and fees are projected to total $7 billion in the 1997-98 fiscal year, an increase of $204 million from reported collections in the prior year. The sales tax component of this category accounts for all of the projected 1997-98 growth in this category, as receipts from all other sources are projected to decline by $3 million. The yield of most of the excise taxes in this category show a long-term declining trend, particularly cigarette and alcoholic beverage taxes. These declines in the 1997-98 fiscal year are projected to be offset by an increase in anticipated motor vehicle fees arising, in large part, from legislative actions that raise additional receipts from this source.

-------------------------------------------------------------------------------
                             BUSINESS TAXES
                              ($ MILLIONS)
-------------------------------------------------------------------------------
1994-95               1995-96              1996-97           1997-98 (PROJ.)
-------------------------------------------------------------------------------
 $5,069               $4,908                $5,078               $4,825
-------------------------------------------------------------------------------

Business taxes include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross-receipts-based taxes on utilities and gallonage-based petroleum business taxes. Beginning in 1994, a 15 percent surcharge on these levies began to be phased out and, for most taxpayers, there will be no surcharge liability for taxable periods ending in 1997 and thereafter.

Total business tax collections in 1997-98 are now projected to be $4.83 billion, $253 million less than received in the prior fiscal year. The year-over-year decline in projected receipts in this category is a function of both statutory changes between the two years - 1997 is the first "surcharge free" taxable period in this decade - and a number of essentially one-time transactions that increased receipts in the base year, including unusually large audit receipts under the bank tax.

-------------------------------------------------------------------------------
                              OTHER TAXES
                              ($ MILLIONS)
-------------------------------------------------------------------------------
1994-95               1995-96              1996-97           1997-98 (PROJ.)

-------------------------------------------------------------------------------
$1,108               $1,099                $1,081                $982
-------------------------------------------------------------------------------

Other taxes include estate, gift and real estate transfer taxes, a tax on gains from the sale or transfer of certain real estate (this tax was repealed in 1996), a pari-mutuel tax and other minor levies. This is the first fiscal year that real estate transfer tax receipts have been diverted from the General Fund to the Clean Water/Clean Air Fund to provide debt service coverage for general obligation bonds.

Total receipts from this category in the State's 1997-98 fiscal year are projected to total $982 million, nearly $100 million below last year's amount. This figure masks the significant increase in estate tax collections during the first four months of the fiscal year, and results largely from the dedication of the proceeds of the real estate transfer tax to meet debt service obligations on the new Clean Water/Clean Air bond act and from the full-year impact of the repeal of the real property gains tax.

-------------------------------------------------------------------------------
                             MISC. RECEIPTS
                              ($ MILLIONS)
-------------------------------------------------------------------------------
1994-95               1995-96              1996-97           1997-98 (PROJ.)
-------------------------------------------------------------------------------
 $1,261               $1,420                $2,072               $1,482
-------------------------------------------------------------------------------

Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor federal grants, receipts from public authorities, and certain other license and fee revenues. Total miscellaneous receipts are projected to reach $1.48 billion, down almost $600 million from the prior year. The reduction reflects a significant diminution in the amount of nonrecurring resources used in the 1997-98 Financial Plan as compared to 1996-97.

-------------------------------------------------------------------------------
                       TRANSFERS FROM OTHER FUNDS
                              ($ MILLIONS)
-------------------------------------------------------------------------------
1994-95               1995-96              1996-97           1997-98 (PROJ.)
-------------------------------------------------------------------------------
 $1,506               $1,680                $1,641               $1,936
-------------------------------------------------------------------------------

Transfers from other funds to the General Fund consist primarily of tax revenues in excess of debt service requirements, particularly the one percent sales tax used to support payments to LGAC. In the 1997-98 fiscal year, tax revenues transferred in support of debt service are projected to be $1.48 billion, or $58 million more than in the 1996-97 fiscal year. All other transfers are projected to increase by $237 million, primarily reflecting the nonrecurring transfer of $200 million for retroactive reimbursement to the State of certain social services claims from the federal government.

Projectional General Fund Disbursements

General Fund disbursements and transfers to capital, debt service and other funds are projected at $34.60 billion, an increase of $1.7 billion (5 percent) from 1996-97 fiscal year levels. Over the last two years, spending growth for most State agencies and programs has been negative or flat, producing an overall decline in General Fund spending during that period. The 1997-98 adopted budget reflects negotiated increases for State employee salaries, increased transfers for debt service, and other mandated increases, as well as increased investments in school aid, higher education, mental health, and public protection.


-------------------------------------------------------------------------------
                      GRANTS TO LOCAL GOVERNMENTS
                              ($ MILLIONS)
-------------------------------------------------------------------------------
1994-95               1995-96              1996-97           1997-98 (PROJ.)
-------------------------------------------------------------------------------
$23,302               $22,537              $22,884               $23,634
-------------------------------------------------------------------------------

Grants to local governments is the largest category of General Fund disbursements, and accounts for approximately 68 percent of overall General Fund spending. Disbursements from this category are projected to total $23.63 billion in the 1997-98 State Financial Plan, an increase of $750 million (3.3 percent) from 1996-97 levels. This includes $11.57 billion in aid for elementary, secondary, and higher education, accounting for 49 cents of every dollar spent in this category. On a school year basis, school aid increases by $750 million, including formula-based elementary and secondary education aid increases of $650 million. This category of the Financial Plan is affected by the reclassification of costs formerly budgeted as City University local assistance that are now included in the transfers for debt service category. This has the effect of decreasing disbursements in this category by a projected $262 million, and raising projected transfers by the same amount.

General Fund payments for Medicaid are projected to be $5.42 billion, virtually unchanged from the level of $5.38 billion in 1996-97. This slow growth is due primarily to continuation of cost containment measures enacted in 1995- 96 and 1996-97, new reforms included in the 1997-98 adopted budget and forecasts for slower underlying growth. Other social service spending is forecast to increase by only $115 million to $3.15 billion in 1997-98. This slow growth stems from continued State efforts to reduce welfare fraud, declining caseloads, and changes produced by federal welfare legislation enacted in 1996.

Remaining disbursements primarily support community-based mental hygiene programs, community and public health programs, local transportation programs, and revenue sharing payments to local governments. Revenue sharing and other general purpose aid is projected at $802 million, an increase of approximately $54 million from 1996-97.

-------------------------------------------------------------------------------
                            STATE OPERATIONS
                              ($ MILLIONS)
-------------------------------------------------------------------------------
1994-95               1995-96              1996-97           1997-98 (PROJ.)
-------------------------------------------------------------------------------
 $6,308               $5,953                $5,780               $6,221
-------------------------------------------------------------------------------

State operations spending reflects the administrative costs of operating the State's agencies, including the prison system, mental hygiene institutions, the State University system ("SUNY"), the Legislature, and the court system. Personal service costs account for approximately 71 percent of this category. Since January 1995, the State's workforce has been reduced by about 10 percent, and is projected to reach a level of approximately 191,000 persons by the end of the 1997-98 fiscal year. Collective bargaining agreements have been ratified by employee bargaining units representing most State employees subject to such agreements, and the 1997-98 projections reflect salary increases under these agreements. For more information on the State's workforce, see the section entitled "State Organization-State Government Employment."

Disbursements for State operations are projected at $6.22 billion, an increase of $441 million or 7.6 percent over the 1996-97 fiscal year. About $200 million of this increase results from approved collective bargaining agreements and the impact of binding arbitration settlements. Other major increases include growth in SUNY operations, increased mental hygiene costs resulting from increased assessments on State operated programs, public protection agency spending, which is increasing to reflect the impact of sentencing reforms and prison expansion, and higher spending by the Judiciary and Legislature.

-------------------------------------------------------------------------------
                         GENERAL STATE CHARGES
                              ($ MILLIONS)
-------------------------------------------------------------------------------
1994-95               1995-96              1996-97           1997-98 (PROJ.)
-------------------------------------------------------------------------------
 $2,081               $2,081                $2,184               $2,183
-------------------------------------------------------------------------------

General State charges primarily reflect the costs of providing fringe benefits for State employees, including contributions to pension systems, the employer's share of social security contributions, employer contributions toward the cost of health insurance, and the costs of providing worker's compensation and unemployment insurance benefits. This category also reflects certain fixed costs such as payments in lieu of taxes, and payments of judgments against the State or its public officers.

Disbursements in this category are projected to total $2.18 billion in the 1997-98 State Financial Plan virtually unchanged from 1996-97 levels. Pension costs are projected to grow moderately year over year, while most of the projected growth in fixed costs is related to increased payments to localities for State owned lands. These increases are fully offset by continued savings from health care and worker's compensation reforms, which account for most of the cost containment savings in this area.

-------------------------------------------------------------------------------
                              DEBT SERVICE
                              ($ MILLIONS)
-------------------------------------------------------------------------------
1994-95               1995-96              1996-97            1997-98(PROJ)
-------------------------------------------------------------------------------
   $7                   $7                   $10                   $11
-------------------------------------------------------------------------------

Debt service paid from the General Fund for 1997-98 reflects only the $11 million interest cost of the State's commercial paper program. This is approximately the same level as last year, reflecting projections for stable interest rates for the balance of the fiscal year. The State's annual TRAN borrowing has been eliminated, as discussed in the section entitled "Debt and Other Financing Activities-Local Government Assistance Corporation." Debt service on long-term obligations is paid from Debt Service Funds as described below.

-------------------------------------------------------------------------------
                        TRANSFERS TO OTHER FUNDS
                              ($ MILLIONS)
-------------------------------------------------------------------------------
1994-95               1995-96              1996-97           1997-98 (PROJ.)
-------------------------------------------------------------------------------
 $1,701               $2,101                $2,039               $2,551
-------------------------------------------------------------------------------

Transfer to other funds from the General Fund are made primarily to finance certain portions of State capital project spending and debt service on long-term bonds, where these costs are not funded from other sources. Transfers to other funds for debt service are projected at $2.07 billion in 1997-98, an increase of $496 million. This reflects the increased debt service impact of prior year bond sales (net of refunding savings), the reclassification of City University debt service costs that had been previously included in grants to local governments, and the inclusion of costs associated with the 1996-97 bonding of previous pension liabilities at lower interest rates. This action has the effect of adding $159 million in costs that would have otherwise been included with general State charges (for a description of this action, see the section entitled "Debt and Other Financing - Lease-Purchase and Contractual Obligation Financing Programs").

Transfers for capital projects provide General Fund support for projects not otherwise financed through bond proceeds, dedicated taxes and other revenues and federal grants. These transfers are projected at $184 million for 1997-98, an increase of $46 million. The 1997-98 State Financial Plan also includes $299 million for subsidies or transfers to other State funds, a decrease of $30 million from last year's level.

NON-RECURRING  RESOURCES

The Division of the Budget estimates that the 1997-98 State Financial Plan contains actions that provide non-recurring resources or savings totaling approximately $270 million. These include the use of $200 million in federal reimbursement funds available from retroactive social service claims approved by the federal government in April 1997. The balance is composed of various other actions, primarily the transfer of unused special revenue fund balances to the General Fund.

OUT YEAR PROJECTIONS OF RECEIPTS AND DISBURSEMENTS. The State closed projected budget gaps of $5.0 billion, $3.9 billion, and $2.3 billion for the 1995-96 through 1997-98 fiscal years, respectively. The 1998-99 budget gap was projected at $1.68 billion (before the application of any assumed efficiencies) in the outyear projections submitted to the Legislature in February 1997. As a result of changes made in the adopted budget, the 1998-99 gap is now expected to be about the same or smaller than the amount previously projected, after application of the $530 million reserve for future needs. The expected gap is smaller than the three previous budget gaps closed by the State. The Governor has indicated that he will propose to close any potential imbalance primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions.

The revised expectations for the 1998-99 fiscal year reflect the loss of $1.4 billion in surplus resources from 1996- 97 operations that are being utilized to finance current year spending, and an incremental effect of approximately $300 million in legislated State and local tax reductions in the outyear. Other factors include the annualized costs of certain program increases in the 1997-98 adopted budget, most of which are subject to annual appropriation.

Certain actions taken in the State's 1997-98 fiscal year, such as Medicaid and welfare reforms, are expected to provide recurring savings in future fiscal years. Continued controls on State agency spending will also provide recurring savings. The availability of $530 million in reserves created as a part of the 1997-98 adopted budget and included in the Financial Plan is expected to benefit the 1998-99 fiscal year. Sustained growth in the State's economy and continued declines in welfare caseload and health care costs would also produce additional savings in the 1998-99 Financial Plan. Finally, various federal actions, including the potential beneficial effect on State tax receipts from changes to the federal tax treatment of capital gains, could potentially provide significant benefits to the State over the next several years.

See "Special Considerations" below in this section for a description of other risks and uncertainties associated with the State Financial Plan process.

FUND BALANCES. The 1997-98 General Fund opening fund balance of $433 million includes $317 million on deposit in the Tax Stabilization Reserve Fund ("TSRF"), available for use in the event of an unanticipated General Fund deficit, $41 million on deposit in the Contingency Reserve Fund ("CRF") available for potential litigation costs against the State, and a $75 million balance in the Community Projects Fund. The projected closing fund balance in the General Fund of $927 million reflects a balance of $332 million in the TSRF, following an additional payment of $15 million at the end of the fiscal year, $65 million in the CRF, following a deposit of $24 million in 1997-98, and a reserve for future needs of $530 million.

OTHER GOVERNMENTAL FUNDS. In addition to the General Fund, the State Financial Plan includes Special Revenue Funds, Capital Projects Funds and Debt Service Funds which are discussed below. Amounts below do not include other sources and uses of funds transferred to or from other fund types.

Special Revenue Funds. Special Revenue Funds are used to account for the proceeds of specific revenue sources such as federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. Although activity in this fund type is expected to comprise approximately 42 percent of total governmental funds receipts in the 1997-98 fiscal year, three-quarters of that activity relates to federally-funded programs.

Projected receipts in this fund type total $28.22 billion, an increase of $2.51 billion (9.7 percent) over the prior year. Projected disbursements in this fund type total $28.45 billion, an increase of $2.43 billion (9.3 percent) over 1996-97 levels. Disbursements from federal funds, primarily the federal share of Medicaid and other social services programs, are projected to total $21.19 billion in the 1997-98 fiscal year. Remaining projected spending of $7.26 billion primarily reflects aid to SUNY supported by tuition and dormitory fees, education aid funded from lottery receipts, operating aid payments to the Metropolitan Transportation Authority funded from the proceeds of dedicated transportation taxes, and costs of a variety of self-supporting programs which deliver services financed by user fees.

Capital Projects Funds. Capital Projects Funds account for the financial resources used for the acquisition, construction, or rehabilitation of major State capital facilities and for capital assistance grants to certain local governments or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax receipts transferred from the General Fund, and various other capital funds established to distinguish specific capital construction purposes supported by other revenues. In the 1997-98 fiscal year, activity in these funds is expected to comprise 5 percent of total governmental receipts.

Total receipts in this fund type are projected at $3.30 billion. Bond and note proceeds are expected to provide $605 million in other financing sources. Disbursements from this fund type are projected to be $3.70 billion, an increase of $154 million (4.3 percent) over prior-year levels. The Dedicated Highway and Bridge Trust Fund is the single largest dedicated fund, comprising an estimated $982 million (27 percent) of the activity in this fund type. Total spending for capital projects will be financed through a combination of sources: federal grants (29 percent), public authority bond proceeds (31 percent), general obligation bond proceeds (15 percent), and pay-as-you-go revenues (25 percent).

Debt Service Funds. Debt Service Funds are used to account for the payment of principal of, and interest on, long-term debt of the State and to meet commitments under lease-purchase and other contractual-obligation financing arrangements (see the section entitled "Debt and Other Financing Activities outstanding Debt of the State and Certain Authorities" below). This fund type is expected to comprise 4 percent of total governmental fund receipts and 4.7 percent of total government disbursements in the 1997-98 fiscal year. Receipts in these funds in excess of debt service requirements may be transferred to the General Fund and Special Revenue Funds, pursuant to law.

The Debt Service fund type consists of the General Debt Service Fund, which is supported primarily by tax receipts transferred from the General Fund, and other funds established to accumulate moneys for the payment of debt service. In the 1997-98 fiscal year, total disbursements in this fund type are projected at $3.17 billion, an increase of $641 million or 25.3 percent, most of which is explained by increases in the General Fund transfer as discussed earlier. The projected transfer from the General Fund of $2.07 billion is expected to finance 65 percent of these payments.

The remaining payments are expected to be financed by pledged revenues, including $2.03 billion in taxes and $601 million in dedicated fees and other miscellaneous receipts. After required impoundment for debt service, $3.77 billion is expected to be transferred to the General Fund and other funds in support of State operations. The largest transfer-$1.86 billion-is made to the Special Revenue fund type in support of operations of the mental hygiene agencies. Another $1.47 billion in excess sales taxes is expected to be transferred to the General Fund, following payment of projected debt service on LGAC bonds.

GAAP-BASIS UPDATE FOR THE CURRENT FISCAL YEAR. The State issued its first update to the GAAP-basis Financial Plan for the State's 1997-98 fiscal year on August 11, 1997, in conjunction with the release of the cash-basis 1997- 98 Financial Plan. A second GAAP basis update will be issued in connection with the Governor's submission of the 1998-99 Executive Budget.

The major factor affecting the General Fund GAAP-basis results for 1996-97 and the projections for 1997-98 is the 1996-97 cash-basis surplus, which helped produce a GAAP-basis surplus in the 1996-97 fiscal year of $1.93 billion. The use of this cash-basis surplus to fund liabilities in the 1997-98 fiscal year, offset by the $494 million change in the projected 1997-98 cash-basis fund balance, is the primary reason for the projected 1997-98 GAAP-basis deficit of $959 million. This represents an increase of $191 million from the prior projection, issued in January 1997 as part of the 1997-98 Executive Budget. The new projection reflects the impact of legislative changes to the Executive Budget, and the increase in the 1996-97 cash-basis surplus since that time. Across the two fiscal years, the General Fund accumulated deficit is projected to be reduced by $974 million to $1.95 billion.

For 1997-98, total revenues in the General Fund are projected at $33.37 billion, total expenditures are projected at $34.66 billion, and net operating sources and uses are projected to contribute $331 million. For all governmental funds, total revenues are projected at $67.48 billion, total expenditures are projected at $68.24 billion, and financing uses are projected to exceed financing sources by $220 million. The all governmental funds GAAP-basis Financial Plan projections show a deficiency of revenues and other financing sources over expenditures and other financing uses of $979 million, after a reported 1996-97 all funds surplus of $2.1 billion.

SPECIAL CONSIDERATIONS. The economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. Because of the uncertainty and unpredictability of the changes, their impact cannot, as a practical matter, be included in the assumptions underlying the State's projections at this time.

The State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

The Division of the Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth in this Annual Information Statement. In the past, the State has taken management actions and made use of internal sources to address potential State Financial Plan shortfalls, and DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.

In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the federal government and other factors, have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

Other actions taken in the 1997-98 adopted budget add further pressure to future budget balance in New York State. For example, the fiscal effects of tax reductions adopted in the 1997-98 budget are projected to grow more substantially beyond the 1998-99 fiscal year, with incremental costs averaging in excess of $1.3 billion annually over the last three years of the tax reduction program. These incremental costs reflect the phase-in of State-funded school property tax and local income tax relief, the phase-out of the assessments on medical providers, and reductions in estate and gift levies, utility gross receipts taxes, and the State sales tax on clothing. The full annual cost of the enacted tax reduction package is estimated at approximately $4.8 billion when fully effective in State fiscal year 2001-02. In addition, the 1997-98 budget included multi-year commitments for school aid and pre- kindergarten early learning programs which could add as much as $1.4 billion in costs when fully annualized in fiscal year 2001-02. These spending commitments are subject to annual appropriation.

CASH-BASIS RESULTS FOR PRIOR FISCAL YEARS. The State reports its financial results on two bases of accounting: the cash basis, showing receipts and disbursements; and the modified accrual basis, prescribed by Generally Accepted Accounting Principles ("GAAP"), showing revenues and expenditures.

GENERAL FUND 1994-95 THROUGH 1996-97. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types. A narrative description of cash-basis results in the General Fund is presented below, followed by a tabular presentation of the actual General Fund results for the prior three fiscal years.

New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). A national recession, followed by the lingering economic slowdown in New York and the regional economy, resulted in repeated shortfalls in receipts and three budget deficits during those years. During its last five fiscal years, however, the State has recorded balanced budgets on a cash basis, with positive fund balances as described below.

1996-97 Fiscal Year

The State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $1.4 billion. The cash surplus was derived primarily from higher- than-expected revenues and lower-than-expected spending for social services programs. The Governor in his Executive Budget applied $1.05 billion of the cash surplus amount to finance the 1997-98 Financial Plan, and the additional $373 million is available for use in financing the 1997-98 Financial Plan when enacted by the State Legislature.

The General Fund closing fund balance was $433 million. Of that amount, $317 million was in the TSRF, after a required deposit of $15 million and an additional deposit of $65 million in 1996-97. The TSRF can be used in the event of any future General Fund deficit, as provided under the State Constitution and State Finance Law. In addition, $41 million remains on deposit in the CRF. This fund assists the State in financing any extraordinary litigation costs during the fiscal year. The remaining $75 million reflects amounts on deposit in the Community Projects Fund. This fund was created to fund certain legislative initiatives. The General Fund closing fund balance does not include $1.86 billion in the tax refund reserve account, of which $521 million was made available as a result of the Local Government Assistance Corporation ("LGAC") financing program and was required to be on deposit as of March 31, 1997.

General Fund receipts and transfers from other funds for the 1996-97 fiscal year totaled $33.04 billion, an increase of 0.7 percent from the previous fiscal year (excluding deposits into the tax refund reserve account). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-97 fiscal year, an increase of 0.7 percent from the 1995-96 fiscal year.

1995-96 Fiscal Year

The State ended its 1995-96 fiscal year on March 31, 1996 with a General Fund cash surplus, as reported by DOB, of $445 million. Of that amount, $65 million was deposited into the TSRF, and $380 million was used to reduce 1996-97 Financial Plan liabilities.

The General Fund closing fund balance was $287 million, an increase of $129 million from 1994-95 levels. The $129 million change in fund balance is attributable to the $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the CRF, and a $9 million deposit to the Revenue Accumulation Fund. The closing fund balance included $237 million on deposit in the TSRF. In addition, $41 million was on deposit in the CRF. The remaining $9 million reflected amounts then on deposit in the Revenue Accumulation Fund. The General Fund closing balance does not include $678 million in the tax refund reserve account of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 1996.

General Fund receipts and transfers from other funds totaled $32.81 billion, a decrease of 1.1 percent from 1994-95 levels. General Fund disbursements and transfers to other funds totaled $32.68 billion for the 1995-96 fiscal year, a decrease of 2.2 percent from 1994-95 levels.

1994-95 Fiscal Year

The State ended its 1994-95 fiscal year with the General Fund in balance. There was a $241 million decline in the fund balance reflecting the planned use of $264 million from the CRF, partially offset by the required deposit of $23 million to the TSRF. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited to continue the process of restructuring the State's cash flow as part of the LGAC program. The closing fund balance of $158 million reflects $157 million in the TSRF and $1 million in the CRF.

General Fund receipts and transfers from other funds totaled $33.16 billion, an increase of 2.9 percent from 1993-94 levels. General Fund disbursements and transfers to other funds totaled $33.40 billion for the 1994-95 fiscal year, an increase of 4.7 percent from the previous fiscal year.

OTHER GOVERNMENTAL FUNDS (1994-95 THROUGH 1996-97). Activity in the three other governmental funds has remained relatively stable over the last three fiscal years, with federally-funded programs comprising approximately two-thirds of these funds. The most significant change in the structure of these funds has been the redirection of a portion of transportation related revenues from the General Fund to two new dedicated funds in the Special Revenue and Capital Projects fund types. These revenues are used to support the capital programs of the Department of Transportation and the Metropolitan Transportation Authority ("MTA").

In the Special Revenue Funds, disbursements increased from $24.38 billion to $26.02 billion over the last three years, primarily as a result of increased costs for the federal share of Medicaid. Other activity reflected dedication of taxes to a new fund for mass transportation, new lottery games, and new fees for criminal justice programs.

Disbursements in the Capital Projects Funds declined from $3.62 billion to $3.54 billion over the last three years, as spending for miscellaneous capital programs decreased, partially offset by increases for mental hygiene, health and environmental programs. The composition of this fund type's receipts also changed as the dedicated transportation taxes began to be deposited, general obligation bond proceeds declined substantially, federal grants remained stable, and reimbursements from public authority bonds (primarily transportation related) increased. The increase in the negative fund balance in 1994-95 resulted from delays in reimbursements caused by delays in the timing of public authority bond sales.

Activity in the Debt Service Funds reflected increased use of bonds during the three-year period for improvements to the State's capital facilities and the continued implementation of the LGAC fiscal reform program. The increases were moderated by the refunding savings achieved by the State over the last several years using strict present value savings criteria. The growth in LGAC debt service was offset by reduced short-term borrowing costs reflected in the General Fund. (See "Debt and Other Financing Activities Local Government Assistance Corporation").

GAAP-BASIS RESULTS FOR PRIOR FISCAL YEARS

The Comptroller prepares a comprehensive annual financial report on the GAAP basis for governments as promulgated by the Governmental Accounting Standards Board. The report, generally released in July each year, contains general purpose financial statements with a Combined Balance Sheet and its Combined Statement of Revenues, Expenditures and Changes in Fund Balances. These statements are audited by independent certified public accountants.

1996-97 FISCAL YEAR

The State completed its 1996-97 fiscal year with a combined Governmental Funds operating surplus of $2.1 billion, which included an operating surplus in the General Fund of $1.9 billion, in Capital Projects Funds of $98 million and in the Special Revenue Funds of $65 million, offset in part by an operating deficit of $37 million in the Debt Service Funds.

General Fund. The State reported a General Fund operating surplus of $1.93 billion for the 1996-97 fiscal year, as compared to an operating surplus of $380 million for the prior fiscal year. The 1996-97 fiscal year GAAP operating surplus reflects several major factors, including the cash basis operating surplus, the benefit of bond proceeds which reduced the State's pension liability, an increase in taxes receivable of $493 million, and a reduction in tax refund liabilities of $196 million. This was offset by an increased payable to local governments of $244 million.

Revenues increased $1.91 billion (nearly 6.6 percent) over the prior fiscal year with increases in all revenue categories. Personal income taxes grew $620 million, an increase of nearly 3.6 percent, despite the implementation of scheduled tax cuts. The increase in personal income taxes was caused by moderate employment and wage growth and the strong financial markets during 1996. Consumption and use taxes increased $179 million or 2.7 percent as a result of increased consumer confidence. Business taxes grew $268 million, an increase of
5.6 percent, primarily as a result of the strong financial markets during 1996. Other taxes increased primarily because revenues from estate and gift taxes increased. Miscellaneous revenues increased $743 million, a 33.1 percent increase, because of an increase in receipts from the Medical Malpractice Insurance Association and from medical provider assessments.

Expenditures increased $830 million (2.6 percent) from the prior fiscal year, with the largest increase occurring in pension contributions and State aid for education spending. Pension contribution expenditures increased $514 million (198.2 percent) primarily because the State paid off its 1984-85 and 1985-86 pension amortization liability. Education expenditures grew $351 million (3.4 percent) due mainly to an increase in spending for support for public schools and physically handicapped children offset by a reduction in spending for municipal and community colleges. Modest increases in other State aid spending was offset by a decline in social services expenditures of $157 million (1.7 percent). Social services spending continues to decline because of cost containment strategies and declining caseloads.

Net other financing sources increased $475 million (62.6 percent) due mainly to bond proceeds provided by the Dormitory Authority of the State of New York ("DASNY") to pay the outstanding pension amortization, offset by elimination of prior year LGAC proceeds.

Special Revenue, Debt Service and Capital Projects Fund Types. An operating surplus of $65 million was reported for the Special Revenue Funds for the 1996-97 fiscal year, increasing the accumulated fund balance to $532 million. Revenues increased $583 million over the prior fiscal year (2.2 percent) as a result of increases in tax and lottery revenues. Expenditures increased $384 million (1.6 percent) as a result of increased costs for departmental operations. Net other financing uses decreased $275 million (8.0 percent) primarily because of declines in amounts transferred to other funds.

Debt Service Funds ended the 1996-97 fiscal year with an operating deficit of $37 million and, as a result, the accumulated fund balance declined to $1.90 billion. Revenues increased $102 million (4.6 percent) because of increases in both dedicated taxes and mental hygiene patient fees. Debt service expenditures increased $48 million (2.0 percent). Net other financing sources decreased $22 million (92.6 percent) due primarily to an increase in payments on advance refundings.

An operating surplus of $98 million was reported in the Capital Projects Funds for the State's 1996-97 fiscal year and, as a result, the accumulated fund balance decreased to a deficit of $614 million. Revenues increased $100 million (5.0 percent) primarily because a larger share of the real estate transfer tax was shifted to the Environmental Protection Fund and federal grant revenues increased for transportation and local waste water treatment projects. Expenditures decreased $359 million (10.0 percent) because of declines in capital grants for education, housing and regional development programs and capital construction spending. Net other financing sources decreased by $637 million as a result of a decrease in proceeds from financing arrangements.

1995-96 FISCAL YEAR

The State completed its 1995-96 fiscal year with a combined Governmental Funds operating surplus of $432 million, which included an operating surplus in the General Fund of $380 million, in the Capital Projects Funds of $276 million and in the Debt Service Funds of $185 million, offset in part by an operating deficit of $409 million in the Special Revenue Funds.

General Fund. The State reported a General Fund operating surplus of $380 million for the 1995-96 fiscal year, as compared to an operating deficit of $1.43 billion for the prior fiscal year. The 1995-96 fiscal year surplus reflects several major factors, including the cash-basis surplus and the benefit of $529 million in LGAC bond proceeds which were used to fund various local assistance programs. This was offset in part by a $437 million increase in tax refund liability primarily resulting from the effects of ongoing tax reductions and (to a lesser extent) changes in accrual measurement policies, and increases in various other expenditure accruals.

Revenues increased $530 million (nearly 1.7 percent) over the prior fiscal year with an increase in personal income taxes and miscellaneous revenues offset by decreases in business and other taxes. Personal income taxes grew $715 million, an increase of 4.3 percent. The increase in personal income taxes was caused by moderate employment and wage growth and the strong financial markets during 1995. Business taxes declined $295 million or 5.8 percent, resulting primarily from changes in the tax law that modified the distribution of taxes between the General Fund and other fund types, and reduced business tax liability. Miscellaneous revenues increased primarily because of an increase in receipts from medical provider assessments.

Expenditures decreased $716 million (2.2 percent) from the prior fiscal year with the largest decrease occurring in State aid for social services program and State operations spending. Social services expenditures decreased $739 million (7.5 percent) due mainly to implementation of cost containment strategies by the State and local governments, and reduced caseloads. General purpose and health and environment expenditures grew $139 million (20.2 percent) and $121 million (33.3 percent), respectively. Health and environment spending increased as a result of increases enacted with the 1995-96 Budget. In State operations, personal service costs and fringe benefits declined $241 million (3.8 percent) and $55 million (3.6 percent), respectively, due to staffing reductions. The decline in non-personal service costs of $170 million (8.6 percent) was caused by a decline in the litigation accrual. Pension contributions increased $103 million (66.4 percent) as a result of the return to the aggregate cost method used to determine employer contributions.

Net other financing sources nearly tripled, increasing $561 million, due primarily to an increase in bonds issued by LGAC, a transfer from the Mass Transportation Operating Assistance Fund and transfers from public benefit corporations.

Special Revenue, Debt Service and Capital Projects Fund Types. An operating deficit of $409 million was reported for Special Revenue Funds for the 1995-96 fiscal year which decreased the accumulated fund balance to $468 million.  Revenues  increased  $1.45  billion  over the prior  fiscal  year (5.8 percent) as a result of increases in federal grants and lottery revenues. Expenditures increased $1.21 billion (5.4 percent) as a result of increased costs for social services programs and an increase in the distribution of lottery proceeds to school districts. Other financing uses increased $693 million (25.1 percent) primarily because of an increase in federal reimbursements transferred to other funds.

Debt Service Funds ended the 1995-96 fiscal year with an operating surplus of over $185 million and, as a result the accumulated fund balance, increased to $1.94 billion. Revenues increased $10 million (0.5 percent) because of increases in both dedicated taxes and mental hygiene patient fees. Debt service expenditures increased $201 million (9.5 percent). Net other financing sources increased threefold to $299 million, due primarily to increases in patient reimbursement revenues.

An operating surplus of $276 million was reported in the Capital Projects Funds for the State's 1995-96 fiscal year and, as a result, the accumulated deficit fund balance in this fund type decreased to $712 million. Revenues increased $260 million (14.9 percent) primarily because a larger share of the petroleum business tax was shifted from the General Fund to the Dedicated Highway and Bridge Trust Fund, and by an increase in federal grant revenues for transportation and local waste water treatment projects. Capital Projects Funds expenditures increased $194 million (5.7 percent) in State fiscal year 1995-96 because of increased expenditures for education and health and environmental projects. Net other financing sources increased by $577 million as a result of an increased in proceeds from financing arrangements.

1994-95 FISCAL YEAR

The State completed its 1994-95 fiscal year with a combined Governmental Funds operating deficit of $1.79 billion, which included operating deficits in the General Fund of $1.43 billion, in the Capital Projects Funds of $366 million, and in the Debt Service Funds of $38 million. There was an operating surplus in the Special Revenue Funds of $39 million.

General Fund. The State reported a General Fund operating deficit of $1.43 billion for the 1994-95 fiscal year, as compared to an operating surplus of $914 million for the prior fiscal year. The 1994-95 fiscal year deficit was caused by several factors, including the use of $1.03 billion of the 1993-94 cash-based surplus to fund operating expenses in 1994-95, and the adoption of changes in accounting methodologies by the State Comptroller. These factors were offset by net proceeds of $315 million in bonds issued by LGAC.

Total revenues for 1994-95 were $31.46 billion. Revenues decreased by $173 million over the prior fiscal year, a decrease of less than one percent.
Personal income taxes grew by $103 million, an increase of 0.6 percent. Similarly, consumption and use taxes increased by $376 million or 6.0 percent. The increase in personal income and sales taxes was due to modest growth in the State's economy. Business taxes declined by $751 million or 12.8 percent from the previous year. The decline in business taxes was caused primarily by a decline in taxable earnings in the insurance, bank and petroleum industries and the beginning of the phase-out of the corporate tax surcharges.
Other revenues and miscellaneous receipts showed modest increases.

Total 1994-95 expenditures were $33.08 billion, an increase of $2.08 billion, or
6.7 percent over the prior fiscal year. In Grants to Local Governments, social service and education expenditures grew by $927 million (10.3 percent) and $727 million (7.6 percent), respectively. Social services spending increased in Medicaid and Income Maintenance, while education spending grew as a result of increases enacted with the 1994-95 budget. General purpose local assistance declined by $205 million (22.9 percent) as a result of prior year spending reductions. Other local assistance spending showed modest increases. In State Operations, personal service costs grew by $322 million (5.4 percent) while non-personal service declined by $70 million (3.4 percent). Pension contributions more than doubled, increasing by $95 million, while other fringe benefit costs increased by $151 million (10.9 percent). State Operations growth was primarily from labor contracts that resulted in salary increases and retroactive payments.

Net other financing sources and uses declined from $282 million (as restated) to $198 million, an $84 million (29.8 percent) decline from the previous year, primarily because of a reduction in bonds issued by LGAC.

Special Revenue, Debt Service and Capital Projects Fund Types. An operating surplus of $39 million was reported for Special Revenue Funds for the 1994-95 fiscal year which increased the accumulated fund balance to $877 million. Revenues increased $1.62 billion over the prior fiscal year (6.9 percent) as a result of increases in federal grants and lottery revenues. Expenditures increased $1.89 billion (9.3 percent) as a result of increased costs for social services programs and an increase in the distribution of lottery proceeds to school districts. Other financing uses declined $166 million (5.7 percent) primarily because of a decline in federal reimbursements transferred to other funds.

Debt Service Funds ended the 1994-95 fiscal year with an operating deficit of over $38 million and, as a result, the accumulated fund balance declined to $1.75 billion. Revenues increased $145 million (7.1 percent) because of increases in both dedicated taxes and mental hygiene patient fees. Debt service expenditures increased $106 million (5.3 percent). Net other financing uses increased $101 million, due primarily to a decrease in net operating transfers of $158 million offset in part by a $57 million increase in proceeds from other financing arrangements.

An operating deficit of $366 million was reported in the Capital Projects Funds for the State's 1994-95 fiscal year and, as a result, the accumulated deficit fund balance in this fund type increased to $988 million. Revenues increased $256 million (17.3 percent) primarily because a larger share of the petroleum business tax was shifted from the General Fund to the Dedicated Highway and Bridge Trust Fund, and by an increase in federal grant revenues for transportation and local waste water treatment projects. Capital Projects Funds expenditures increased $585 million (20.7 percent) in State fiscal year 1994-95 because of increased expenditures for transportation and correctional projects. Net other financing sources (uses) declined by less than $2 million.

ECONOMICS AND DEMOGRAPHICS. This section presents economic information about the State which may be relevant in evaluating the future prospects of the State. However, the demographic information and statistical data, which have been obtained from the sources indicated, do not present all factors which may have a bearing on the State's fiscal and economic affairs. Further, such information requires economic and demographic analysis in order to assess the import of the data presented. The data and analysis may be interpreted differently, according to the economist or other expert consulted.

CURRENT ECONOMIC OUTLOOK. The State Financial Plan is based upon a July 1997 projection by DOB of national and State economic activity. The information in this section and in the tables below summarize the national and State economic situation and outlook upon which projections of receipts and certain disbursements were made for the 199798 Financial Plan.

The national economy has resumed a more robust rate of growth after a "soft landing" in 1995, with approximately 14 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 300,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. Government downsizing has also moderated these job gains.

DOB forecasts that national economic growth will be quite strong in the first half of calendar 1997, but will moderate considerably as the year progresses. The overall growth rate of the national economy for calendar year 1997 is expected to be practically identical to the consensus forecast of a widely followed survey of national economic forecasters. Growth in real Gross Domestic Product for 1997 is projected to be 3.6 percent, with an anticipated decline in net exports and continued restraint in Federal spending more than offset by increases in consumption and investment. Inflation, as measured by the Consumer Price Index, is projected to remain subdued at about 2.6 percent due to improved productivity and foreign competition. Personal income and wages are projected to increase by 6.0 percent and 6.7 percent respectively.


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

The forecast of the State's economy shows moderate expansion during the first half of calendar 1997 with the trend continuing through the year. Although industries that export goods and services are expected to continue to do well, growth is expected to be moderated by tight fiscal constraints on the health care and social services industries. On an average annual basis, employment growth in the State is expected to be up substantially from the 1996 rate. Personal income is expected to record moderate gains in 1997. Bonus payments in the securities industry are expected to increase further from last year's record level.

THE NEW YORK ECONOMY. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

Services: The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

Manufacturing: Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than is the nation. The principal manufacturing industries in recent years produced printing and publishing materials, instruments and related products, machinery, apparel and finished fabric products, electronic and other electric equipment, food and related products, chemicals and allied products, and fabricated metal products.

Trade: Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

Finance, Insurance and Real Estate: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes over one-sixth of all non-farm labor and proprietors' income.

Agriculture: Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.

Government: Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service- related industries. The State's finance, insurance, and real estate share, as measured by income, is particularly large relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the service-producing sector.

DEBT AND OTHER FINANCING ACTIVITIES

LEGAL CATEGORIES OF STATE DEBT AND OTHER FINANCINGS. State financing activities include general obligation debt of the State and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation financings and other financings through public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the Legislature. These categories are described in the Glossary of Financial Terms in Exhibit A to this Annual Information Statement and in more detail below.

GENERAL OBLIGATION AND STATE-GUARANTEED FINANCING. There are a number of methods by which the State itself may incur debt. The State may issue general obligation bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. With the exception of general obligation housing bonds (which must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 50 years after issuance, commencing no more than three years after issuance), general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, beginning not more than one year after issuance of such bonds.

The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes ("TRANs"), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes ("BANs"). TRANs must mature within one year from their dates of issuance and may not be refunded or refinanced beyond such period. However, since 1990 the State's ability to issue TRANs has been limited due to enactment of the fiscal reform program which created LGAC (see "Local Government Assistance Corporation" below in this section). BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations. Such BANs must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State has utilized the BANs authorization to conduct a commercial paper program to fund disbursements eligible for general obligation bond financing.

Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. The State Constitution provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Thruway Authority, the Job Development Authority and the Port Authority of New York and New Jersey. The State has never been called upon to make any direct payments pursuant to such guarantees. State guaranteed bonds of the Port Authority of New York and New Jersey were fully retired on December 31, 1996. State guaranteed bonds issued by the Thruway Authority were fully retired on July 1, 1995.

In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since the Governor took office in 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 1997-98 fiscal year. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.

Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

LEASE-PURCHASE AND CONTRACTUAL-OBLIGATION FINANCING. The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a financing arrangement with LGAC to restructure the way the State makes certain local aid payments (see "Local Government Assistance Corporation" below in this section).

The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

The State has never defaulted on any of its general obligation indebtedness or its obligations under lease purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

MORAL OBLIGATION AND OTHER FINANCING. Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency ("HFA") pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the Urban Development Corporation ("UDC") and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments' Pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 1997-98 fiscal year.

In addition to the moral obligation financing arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation for the City of New York ("NYC MAC") was created in 1975 to provide financing assistance to New York City. To enable NYC MAC to pay debt service on its obligations, NYC MAC receives, subject to annual appropriation by the Legislature, receipts from the 4 percent New York State sales tax for the benefit of New York City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to New York City. The legislation creating NYC MAC also includes a moral obligation provision. Under its enabling legislation, NYC MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984. In 1995, the State created the Municipal Assistance Corporation for the City of Troy ("Troy MAC"). The bonds issued by Troy MAC, however, do not include the moral obligation provisions.

The State also provides for contingent contractual-obligation financing for the Secured Hospital Program pursuant to legislation enacted in 1985. Under this financing method, the State entered into service contracts which obligate the State to pay debt service, subject to annual appropriations, on bonds formerly issued by the New York State Medical Care Facilities Finance Agency ("MCFFA") and now included as debt of the DASNY in the event there are shortfalls of revenues from other sources. The State has never been required to make any payments pursuant to this financing arrangement, nor does it anticipate being required to do so during the.1997-98 fiscal year.

LOCAL GOVERNMENT ASSISTANCE CORPORATION. In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount to yield net proceeds not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

1997-98 BORROWING PLAN. The State anticipates that its capital programs will be financed, in part, through borrowings by the State and its public authorities in the 1997-98 fiscal year. The State expects to issue $605 million in general obligation bonds (including $140 million for purposes of redeeming outstanding
BANS) and $140 million in general obligation commercial paper. The Legislature has also authorized the issuance of $311 million in COPs (including costs of issuance, reserve funds and other costs) during the State's 1997-98 fiscal year for equipment purchases. The projection of State borrowings for the 1997-98 fiscal year is subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

In the 1997 legislative session, the Legislature approved a proposal to present to the voters in November, 1997, a $2.4 billion State general obligation bond referendum to finance major capital improvements in public school facilities. If the School Facility Health and Safety Bond Act is approved by the voters, the State does not anticipate any issuance for this program during the 1997-98 fiscal year.

Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total approximately $1.9 billion, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments for 1997-98 capital projects. Included therein are borrowings by:
(i) DASNY for the State University of New York ("SUNY"), The City University of New York ("CUNY"), health facilities, and mental health facilities; (ii) the Thruway Authority for the Dedicated Highway and Bridge Trust Fund and Consolidated Highway Improvement Program; (iii) UDC (doing business as the Empire State Development Corporation) for prison and youth facilities; (iv) HFA for housing programs; and (v) borrowings by the Environmental Facilities Corporation ("EFC") and other authorities.

In the 1997 legislative session, the Legislature also approved two new authorizations for lease-purchase and contractual obligation financings. An aggregate $425 million was authorized for four public authorities (Thruway Authority, DASNY, UDC and HFA) for the Community Enhancement Facility Program for economic development purposes, including sports facilities, cultural institutions, transportation, infrastructure and other community facility projects. DASNY was also authorized to issue up to $40 million to finance the expansion and improvement of facilities at the Albany County airport.

OUTSTANDING DEBT OF THE STATE AND CERTAIN AUTHORITIES. For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral-obligation financing, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

STATE-SUPPORTED DEBT OUTSTANDING

General  Obligation  Bond  Programs.  The first  type of  State-supported  debt, general obligation debt, is currently authorized for three programmatic categories: transportation, environmental and housing. The amount of general obligation bonds and BANs issued in the 1994-95 through 1996-97 fiscal years (excluding bonds issued to redeem BANS) were $250 million, $333 million and $439 million, respectively. Transportation-related bonds are issued for State highway and bridge improvements, aviation, highway and mass transportation projects and purposes, and rapid transit, rail, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally-sensitive land acquisitions, air and water quality improvements, municipal nonhazardous waste landfill closures and hazardous waste site cleanup projects. As of March 31, 1997, the total amount of outstanding general obligation debt was $5.03 billion, including $294 million in BANS.

Lease-Purchase and Contractual-Obligation Financing Programs

The    second    type    of    State-supported    debt,    lease-purchase    and
contractual-obligation financing arrangements with public authorities and municipalities, has been used primarily by the State to finance the State's highway and bridge program, SUNY and CUNY buildings, health and mental hygiene facilities, prison construction and rehabilitation, and various other State capital projects.

In addition, the State has utilized State-supported debt to refinance a liability incurred to one of its pension funds as a result of an earlier deferral (and subsequent amortization) of pension payments otherwise due to that system. Specifically, under enabling legislation passed in 1986, the State amortized a defer-red pension liability over a 17- year period at an established interest rate of 8 percent. In order to achieve savings and refinance this obligation, the State received legislative authorization in 1996 to issue taxable pension bonds through DASNY to refinance the remaining pension obligation for the period March 1, 1997 through March 1, 2003. DASNY issued pension bonds that refinanced the balance of this obligation at interest rates below 7 percent, without extending the remaining seven year amortization period, liquidating the outstanding pension liability of $768.9 million. The refinancing of this pre-existing pension liability, which was formerly included as a long-term liability to the New York State and Local Employee Retirement System, has now been reclassified as a component of State-supported debt. The State has utilized and expects to continue to utilize lease-purchase and contractual-obligation financing arrangements to finance its capital programs, in addition to authorized general obligation bonds. Some of the major capital programs financed by lease-purchase and contractual obligation agreements are highlighted below.

Transportation. The State Department of Transportation is primarily responsible for maintaining and rehabilitating the State's system of highways and bridges, which includes 40,000 State highway lane miles and 7,500 State bridges. The Department also oversees and funds programs for rail and aviation projects and programs that help defray local capital expenses associated with road and bridge projects.

Legislation enacted in 1991 established the Dedicated Highway and Bridge Trust Fund to provide for the dedication of a portion of the petroleum business tax and certain other transportation-related taxes and fees for transportation improvements. Legislation enacted in 1996 authorized a five-year, $12.7 billion plan for State and local highways and bridges through 1999-2000, to be financed by a combination of Federal 9 grants, pay-as-you-go capital and bond proceeds supported by the Dedicated Highway and Bridge Trust Fund, and a small amount of general obligation bonds remaining under previous authorizations.

The State has supported the capital plans of the MTA in part by entering into service contracts relating to certain bonds issued by the MTA. Legislation adopted in 1992 and 1993 also authorized payments, subject to appropriation, of a portion of the petroleum business tax from the State's Dedicated Mass Transportation Trust Fund to the MTA and authorized it to be used as a source of payment for bonds to be sold by the MTA to support its capital program.

Education. The State finances the physical infrastructure of SUNY and CUNY and their respective community colleges and the State Education Department through direct State capital spending and through financing arrangements with the DASNY, paying all capital costs of the senior colleges and sharing equally with local governments for the community colleges, except that SUNY dormitories are financed through dormitory fees.

The 34 SUNY campuses include more than 2,300 buildings including classrooms, dormitories, libraries, athletic and student facilities and other buildings of which 78 percent are over 20 years of age. Together with the 30 SUNY community colleges, the SUNY system serves nearly 300,000 full-time students. The CUNY system is comprised of 11 senior colleges and 6 community colleges that serve approximately 150,000 full time students.

Health/Mental Hygiene. The State provides care for its citizens with mental illness, mental retardation, and developmental disabilities, and for those with chemical dependencies, through the Office of Mental Health ("OMH"), the Office of Mental Retardation and Developmental Disabilities ("OMRDD") and the Office of Alcoholism and Substance Abuse Services ("OASAS"). Historically, this care has been provided at large State institutions, although recently the State adopted policies that provide institutional care to the neediest and expanded care in community residences. OMR has closed 11 of its 20 developmental centers, with one additional facility planned for closure in 1997-98. OMH has reduced its adult institutional population from 22,000 in 1982 to 6,450 at the end of 1996-97.

In 1997, OMH released a "Statewide Comprehensive Plan for Mental Health Services 1997-2001." The plan presents the programmatic and fiscal strategy of implementing an integrated community-based system of care, de- emphasizing State adult inpatient hospitalization. It estimates that the State-operated adult inpatient census will decline to a range of 3,700 to 4,700 by the end of the decade. As OMH approaches its long-term census targets and inpatient bed needs diminish, plans are underway to develop alternative uses for surplus facilities. Capital investments for these programs are primarily supported by patient revenues through financing arrangements with DASNY.

Hospital capital programs of the Department of Health (including Roswell Park Cancer Institute and the David Axelrod Institute for Public Health) have also been financed by DASNY using contractual-obligation financing arrangements.

Corrections. During the 10-year period 1983-92, the State's prison system more than doubled in size due to the unprecedented increase in demand for prison space. Today, the system houses approximately 70,000 inmates in 70 facilities with 3,000 buildings. Although the Department of Correctional Services ("DOCS") capital program was focused primarily on rehabilitation of existing facilities in the early 1990's, continued inmate population growth and projected future growth indicate the need for both expansion of existing facilities and new facilities. The 1997- 98 adopted budget authorizes the addition of approximately 3,100 beds over the next two years to accommodate this population growth.

Other Programs. The State also uses lease-purchase and contractual-obligation financing arrangements for the institutional facilities of the Office of Children and Family Services (formerly known as the Division for Youth), and Youth Opportunity Centers; the State's housing programs; and various environmental, economic development, and State building programs.

DETERMINING NET ASSET VALUE FOR THE MONEY MARKET FUNDS

The Financial Reserves Fund, the Institutional Money Market Fund, the Ohio Municipal Money Market Fund, the Prime Obligations Fund, the Tax-Free Money Market Fund, and the U.S. Government Obligations Fund (the "Money Market Funds") use the amortized cost method to determine their net asset value.

USE OF THE AMORTIZED COST METHOD. The Money Market Funds' use of the amortized cost method of valuing their instruments depends on their compliance with certain conditions contained in Rule 2a-7 of the 1940 Act. Under Rule 2a-7, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share ("NAV"), as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Money Market Funds' investment objectives.

The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Money Market Fund would receive if it sold the instrument. The value of securities in a Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

Pursuant to Rule 2a-7, the Money Market Funds will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that a Money Market Fund will not purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. Should the disposition of a Money Market Fund's security result in a dollar weighted average portfolio maturity of more than 90 days, the Money Market Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

The Victory Portfolios' Trustees also have established procedures reasonably designed, taking into account current market conditions and the Victory Portfolios' investment objectives, to stabilize the net asset value per share of the Money Market Funds for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of the Money Market Funds calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of a Money Market Fund's outstanding shares without monetary consideration, or using a net asset value per share determined by using available market quotations.

MONITORING PROCEDURES

The Trustee's procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening a Money Market Fund's average maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

INVESTMENT RESTRICTIONS

Rule 2a-7 requires that the Money Market Funds limit their investments to instruments that, in the opinion of the Trustees, present minimal credit risks and are "Eligible Securities" as defined in Rule 2a-7. See "Investments in

Which the Funds Can Invest." An Eligible Security generally must be rated by at least one NRSRO. Such rating may be of the particular security or of a class of debt obligations or a debt obligation in that class that is comparable in priority and security issued by that issuer. If the instruments are not rated, the Trustees must determine that they are of comparable quality. The Money Market Funds will limit the percentage allocation of their investments so as to comply with Rule 2a-7, which generally (except in the case of the Ohio Municipal Money Market Fund) limits to 5% of total assets the amount which may be invested in the securities of any one issuer. Rule 2a-7 provides an exception to this 5% limit: certain money market funds may invest up to 25% of their total assets in the First-Tier Securities (as that term is defined by Rule 2a-7 (generally, a First-Tier Security is a security that has received a rating in the highest short-term rating category)) of a single issuer for a period of up to three days after the purchase of such a security. This exception is available to all Money Market Funds other than the Ohio Municipal Money Market Fund. Additionally, under Rule 2a-7 the Ohio Municipal Money Market Fund, as a single state money market fund, must limit the amount which it invests in the securities of any one issuer to 5% of its total assets only with respect to 75% of its total assets; provided, however, that no more than 5% of its total assets may be invested in the securities of any one issuer unless those securities are First-Tier Securities.

The Money Market Funds will purchase only First-Tier Securities. However, a Money Market Fund will not necessarily dispose of a security if it ceases to be a First-Tier Security, although if a First-Tier Security is downgraded to a Second-Tier Security (as that term is defined by Rule 2a-7) the Adviser will reassess promptly whether such security continues to present minimal credit risks and will cause the Money Market Fund to take such action as it determines is in the best interests of the Money Market Fund and its shareholders.

Rule 2a-7 imposes special diversification requirements on puts. Generally, with respect to 75% of its total assets, immediately after the acquisition of a put, a money market fund may have no more than 10% of its total assets invested in securities issued by, or subject to puts from, the same institution. With respect to the remaining 75% of its total assets, a money market fund may invest more than 10% of its assets in puts issued by a non-controlled person so long as the puts are First-Tier Securities. Where a put is a Second-Tier Security, no more than 5% of the money market fund's total assets may be invested in securities issued by, or subject to puts from, the same institution.

The Money Market Funds may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time, result in high portfolio turnover. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio.

In periods of declining interest rates, the indicated daily yield on shares of the Money Market Funds computed by dividing the annualized daily income on a Money Market Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.

In periods of rising interest rates, the indicated daily yield on shares of the Money Market Funds computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

VALUATION OF PORTFOLIOS SECURITIES FOR THE MONEY MARKET FUNDS


The net asset value of the Money Market Funds is determined and the shares of each Money Market Fund are priced as of the Valuation Time(s) on each Business Day. A "Business Day" is a day on which the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Cleveland is open for trading and any other day (other than a day on which no shares of a Money Market Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in portfolio instruments that a Money Market Fund's net assets value per share might be materially affected. The New York Stock Exchange will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

VALUATION OF PORTFOLIO SECURITIES FOR THE TAXABLE BOND FUNDS AND THE TAX-FREE BOND FUNDS

Investment securities held by the Fund For Income, the Government Mortgage Fund, the Intermediate Income Fund, the Investment Quality Bond Fund, and the Limited Term Income Fund (the "Taxable Bond Funds") and the National Municipal Bond
Fund, the New York Tax-Free Fund, and the Ohio Municipal Bond Fund (the "Tax-Free Bond Funds") are valued on the basis of security valuations provided by an independent pricing service, approved by the Trustees, which determines value by using information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities. Specific investment securities which are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Trustees.

VALUATION OF PORTFOLIO SECURITIES FOR THE EQUITY FUNDS.

Each equity security held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Exchange listed convertible debt securities are valued at the mean between the last bid and asked prices obtained from broker-dealers or a comparable alternative, such as Bloomberg or Telerate. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the sales price on the valuation date or absent a last sales price, at the mean between the closing bid and asked prices on that day. Non-convertible debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Victory Portfolios' officers in a manner specifically authorized by the Board of Trustees.
Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

PERFORMANCE OF THE MONEY MARKET FUNDS

Performance for a class of shares of a Money Market Fund depends upon such variables as:

        o      portfolio quality;
        o      average portfolio maturity;
        o      type of instruments in which the portfolio is invested;
        o      changes in interest rates on money market instruments;
        o      changes in Fund (class) expenses; and
        o      the relative amount of Fund (class) cash flow.

From time to time the Money Market Funds may advertise the performance of each class compared to similar funds or portfolios using certain indices, reporting services, and financial publications.

Yield. The Money Market Funds calculate the yield for a class daily, based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:

        o determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares;

        o dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and

        o      multiplying the base period return by (365/7).


To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with the Money Market Funds, the yield for a class will be reduced for those shareholders paying those fees. The seven-day yields of the Money Market Funds for the seven-day period ending October 31, 1997 are listed in the following table.



==================================================================================================
                                                            Yield for the Seven-Day Period Ending

Fund                                                        October 31,  1997
--------------------------------------------------------------------------------------------------
Financial Reserves Fund                                                     5.03%
--------------------------------------------------------------------------------------------------
Institutional Money Market Fund:  Investor Shares                           5.40%
--------------------------------------------------------------------------------------------------
Institutional Money Market Fund:  Select Shares                             5.12%
--------------------------------------------------------------------------------------------------
Ohio Municipal Money Market                                                 3.03%
--------------------------------------------------------------------------------------------------
Prime Obligations Fund                                                      4.90%
--------------------------------------------------------------------------------------------------
Tax-Free Money Market                                                       3.12%
--------------------------------------------------------------------------------------------------
U.S. Government Obligations:  Investor Shares                               5.11%
--------------------------------------------------------------------------------------------------
U.S. Government Obligations:  Select Shares                                 4.85%

==================================================================================================


EFFECTIVE YIELD. The Money Market Funds' effective yields are computed by compounding the unannualized base period return by:

        o      adding 1 to the base period return;
        o      raising the sum to the 365/7th power; and
        o      subtracting 1 from the result.


The effective yields of Money Market Funds for the seven-day period ending October 31, 1997 are listed below.


==================================================================================================
                                                           Effective Yield for the Seven-Day Period

Fund                                                       Ending October 31,  1997

--------------------------------------------------------------------------------------------------

Financial Reserves Fund                                                    5.16%
--------------------------------------------------------------------------------------------------
Institutional Money Market Fund:  Investor Shares                          5.55%
--------------------------------------------------------------------------------------------------
Institutional Money Market Fund:  Select Shares                            5.25%
--------------------------------------------------------------------------------------------------
Ohio Municipal Money Market                                                3.08%
--------------------------------------------------------------------------------------------------
Prime Obligations Fund                                                     5.02%
--------------------------------------------------------------------------------------------------
Tax-Free Money Market                                                      3.17%
--------------------------------------------------------------------------------------------------
U.S. Government Obligations:  Investor Shares                              5.24%
--------------------------------------------------------------------------------------------------
U.S. Government Obligations:  Select Shares                                4.97%

==================================================================================================



TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and net capital gain distributions (if any), and any change in the net asset value per share of a Fund over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on an annually compounded basis in ten years. While average annual total returns (or "annualized total return") are a convenient means of comparing investment alternatives, investors should realize that performance for a Fund is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of a Fund. When using total return and yield to compare a Fund with other mutual funds, investors should take into consideration permitted portfolio composition methods used to value portfolio securities and computing offering price. The total returns of the Money Market Funds for the one year, five year, and ten year periods ending October 31, 1997 and the period since inception of each Money Market Fund are as follows:



==========================================================================================================

                                                          For the Period Ending October 31, 1997

                                                 ---------------------------------------------------------

                                                   One-Year       Five-      Ten-        Period Since
                                                   Period         Year       Year        Inception
Fund                                                              Period     Period
----------------------------------------------------------------------------------------------------------

Financial Reserves Fund                                5.04%      4.37%      5.50%       6.19%
----------------------------------------------------------------------------------------------------------
 Institutional Money Market Fund:  Investor Shares     5.46%      4.62%      5.82%       6.57%
----------------------------------------------------------------------------------------------------------
Institutional Money Market Fund:  Select Shares        5.17%       N/A       N/A         4.79%
----------------------------------------------------------------------------------------------------------
Ohio Municipal Money Market                            3.01%      2.76%      3.65%       3.74%
----------------------------------------------------------------------------------------------------------
 Prime Obligations Fund                                4.89%      4.31%      5.56%       5.61%
----------------------------------------------------------------------------------------------------------
Tax-Free Money Market                                  3.07%      2.75%      N/A         3.64%
----------------------------------------------------------------------------------------------------------
U.S. Government Obligations:  Investor Shares           N/A       N/A        N/A         4.19%

----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------

U.S. Government Obligations:  Select Shares            4.75%      4.20%      5.34%       5.38%

==========================================================================================================


In addition to average annual total returns, the Money Market Funds, on behalf of a class, may quote unaveraged or cumulative total returns reflecting the total income over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. The cumulative total returns of the Money Market Funds for the five year and ten year periods ending October 31, 1997 and the period since inception are as follows:



================================================================================================

                                              Cumulative Total Returns for the Periods
                                              Ending October 31,   1997

================================================================================================
                                                Five-Year         Ten-Year       Period Since
Fund                                              Period           Period         Inception
------------------------------------------------------------------------------------------------

 Financial Reserves Fund                              23.84%           70.81%          140.04%
------------------------------------------------------------------------------------------------
Institutional Money Market Fund:  Investor            25.34%           76.07%          156.82%
Shares
------------------------------------------------------------------------------------------------
Institutional Money Market Fund:  Select                 N/A              N/A           11.95%
Shares
------------------------------------------------------------------------------------------------
Ohio Municipal Money Market Fund                      14.58%           43.12%           57.36%
------------------------------------------------------------------------------------------------
Prime Obligations Fund                                23.49%           71.79%           81.87%
------------------------------------------------------------------------------------------------
Tax-Free Money Market Fund                            14.53%              N/A           38.87%
------------------------------------------------------------------------------------------------
 U.S. Government Obligations Fund:                       N/A              N/A            4.19%
Investor Shares
------------------------------------------------------------------------------------------------
U.S. Government Obligations Fund:                     22.84%           68.24%           77.56%
Select Shares

================================================================================================

PERFORMANCE OF THE NON-MONEY MARKET FUNDS

From time to time, the "standardized yield," "distribution return," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in each class of Non-Money Market Fund shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing the Non-Money Market Fund's performance. A Non-Money Market Fund's advertisement of its performance must, under applicable SEC rules, include the average annual total returns for each class of shares of a Non-Money Market Fund for the 1, 5, and 10- year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Non-Money Market Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. Investments in a Non-Money Market Fund are not insured; their yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by The Victory Portfolios of future yields or rates of return on its shares. The yield and total returns of the Class A and Class B shares of the Non-Money Market Funds are affected by portfolio quality, portfolio maturity, the type of investments the Non-Money Market Fund holds, and operating expenses.

PERFORMANCE - CLASS B SHARES

Class B shares of the Funds were initially offered on the dates listed below. The performance figures for Class B shares for periods prior to such dates represent the performance for Class A shares of the Funds, which have been restated to reflect the applicable CDSC payable at redemption within 6 years from purchase. Class B Shares are subject to an asset based sales charge of 0.75% of average daily net assets per year and other class-specific expenses. Had these fees and expenses been reflected, performances quoted would have been lower.


============================================================================
                                                Date Class B Shares Were
Fund                                            Initially Offered
----------------------------------------------------------------------------
Balanced Fund:  Class B                                   3/1/96
----------------------------------------------------------------------------
Diversified Stock Fund:  Class B                          3/1/96
----------------------------------------------------------------------------
International Growth Fund:  Class B                       3/1/96
----------------------------------------------------------------------------
National Municipal Bond Fund:  Class B                    9/26/94
----------------------------------------------------------------------------
New York Tax-Free Fund:  Class B                         9/26/94
----------------------------------------------------------------------------
Ohio Regional Stock Fund:  Class B                        3/1/96
----------------------------------------------------------------------------
Special Value Fund:  Class B                              3/1/96
============================================================================


STANDARDIZED YIELD. The "yield" (referred to as "standardized yield") of the Non-Money Market Funds for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the SEC that apply to all funds that quote yields:

               Standardized Yield = 2 [(a-b + 1)^6 - 1]
                                        ---
                                         cd

        The symbols above represent the following factors:

      a =  dividends and interest earned during the 30-day period.
      b = expenses accrued for the period (net of any expense reimbursements). c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
      d =  the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.


The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by a Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from a Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares of a Fund is subject to different expenses, it is likely that the standardized yields of the share classes of the Funds will differ. The yields on the Funds for the 30-day period ended October 31, 1997 were as follows.

==============================================================================
                                          Yield for the 30-Day Period
Fund                                        Ended October 31,  1997
------------------------------------------------------------------------------
Balanced Fund:  Class A                            2.148079%
------------------------------------------------------------------------------
Balanced Fund:  Class B                            1.346746%
------------------------------------------------------------------------------
Diversified Stock Fund:  Class A                   0.599536%
------------------------------------------------------------------------------
Diversified Stock Fund:  Class B                  (0.738527)%
------------------------------------------------------------------------------
Fund for Income:  Class A                          7.606851%
------------------------------------------------------------------------------
Government Mortgage Fund:  Class A                 5.4696032%
------------------------------------------------------------------------------
Growth Fund:  Class A                              0.045826%
------------------------------------------------------------------------------
Intermediate Income Fund:  Class A                 5.129954%
------------------------------------------------------------------------------
International Growth Fund:  Class A                    0
------------------------------------------------------------------------------
International Growth Fund:  Class B                    0
------------------------------------------------------------------------------
Investment Quality Bond Fund:  Class A             5.102010%
------------------------------------------------------------------------------
Lakefront Fund                                     1.382171%
------------------------------------------------------------------------------
Limited Term Income Fund:  Class A                 5.2348022%
------------------------------------------------------------------------------
National Municipal Bond Fund:  Class               3.789578%
------------------------------------------------------------------------------
National Municipal Bond Fund:  Class B             2.956791%
------------------------------------------------------------------------------
New York Tax-Free Fund:  Class A                   3.549320%
------------------------------------------------------------------------------
New York Tax-Free Fund:  Class B                   3.011367%
------------------------------------------------------------------------------
Ohio Municipal Bond Fund:  Class A                 3.991590%
------------------------------------------------------------------------------
Ohio Regional Stock Fund:  Class A                 0.629703%
------------------------------------------------------------------------------
Ohio Regional Stock Fund:  Class B                (0.745615)%
------------------------------------------------------------------------------
Real Estate Investment Fund                        3.939614%*
------------------------------------------------------------------------------
Special Growth Fund:  Class A                    (0.861114)%
------------------------------------------------------------------------------
Special Value Fund:  Class A                       0.363240%
------------------------------------------------------------------------------
Special Value Fund:  Class B                      (0.540817)%
------------------------------------------------------------------------------
Stock Index Fund:  Class A                         1.589215%
------------------------------------------------------------------------------
Value Fund:  Class A                               0.646333%
==============================================================================

* Yield for the 30-day period ended September 30, 1997.

DIVIDEND YIELD AND DISTRIBUTION RETURNS. From time to time a Non-Money Market Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the Class A or Class B share dividends derived from net investment income during a one-year period. Distribution return includes dividends derived from net investment income and from net realized capital gains declared during a one-year period. The "dividend yield" is calculated as follows:

Dividend Yield  =   Dividends of the Class for a Period of One-Year
 of the Class       --------------------------------------------------
                    Max. Offering Price of the Class (last day of period)

For Class A shares, the maximum offering price includes the maximum front-end sales charge. For Class B shares, the maximum offering price is the net asset value per share, without considering the effect of the CDSC.

From time to time similar yield or distribution return calculations may also be made using the Class A net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields on Class A shares at maximum offering price and net asset value, and distribution returns on Class A shares at maximum offering price and net asset value as of October 31, 1997 were as follows:

==========================================================================================================

                                               For the One-Year Period Ended October 31, 1997
==========================================================================================================

                                                                       Distribution
                                     Dividend         Dividend         Return at       Distribution
                                     Yield            Yield            Maximum         Return
Fund                                 at Maximum       at Net Asset     Offering        at Net Asset
                                     Offering Price   Value            Price           Value
----------------------------------------------------------------------------------------------------------

Balanced Fund:  Class A                   2.37%           2.51%            4.91%             5.21%

----------------------------------------------------------------------------------------------------------

 Diversified Stock Fund:  Class A         0.85%           0.91%           10.58%           11.23%

----------------------------------------------------------------------------------------------------------

Fund for Income:  Class A                 6.71%           6.84%            6.71%             6.84%

----------------------------------------------------------------------------------------------------------

Government Mortgage Fund                  5.89%           6.25%            5.89%             6.25%

----------------------------------------------------------------------------------------------------------

Growth Fund:  Class A                     0.21%           0.22%            3.44%             3.65%

----------------------------------------------------------------------------------------------------------

 Intermediate Income Fund:  Class A       5.50%           5.83%            5.50%             5.83%

----------------------------------------------------------------------------------------------------------

 International Growth Fund:  Class A      0.10%           0.10%            3.32%             3.52%

----------------------------------------------------------------------------------------------------------

 Investment Quality Bond Fund             5.40%           5.74%            5.40%             5.74%

----------------------------------------------------------------------------------------------------------

Limited Term Income Fund                  6.01%           6.13%            6.01%             6.13%

----------------------------------------------------------------------------------------------------------

 National Municipal Bond Fund:            4.07%           4.32%            4.07%             4.32%
Class A

----------------------------------------------------------------------------------------------------------

New York Tax-Free Fund:  Class A          5.32%           5.64%            5.65%             5.99%

----------------------------------------------------------------------------------------------------------

Ohio Municipal Bond Fund                  4.26%           4.52%            4.26%             4.52%

----------------------------------------------------------------------------------------------------------

Ohio Regional Stock Fund:  Class A        0.57%           0.61%            1.97%             2.09%

----------------------------------------------------------------------------------------------------------

 Special Growth Fund                      0.00%           0.00%            3.78%             4.01%

----------------------------------------------------------------------------------------------------------

Special Value Fund:  Class A              0.65%           0.69%            6.03%             6.39%

----------------------------------------------------------------------------------------------------------

Stock Index Fund                          1.48%           1.57%            3.12%             3.31%

----------------------------------------------------------------------------------------------------------

Value Fund                                0.87%           0.92%            4.55%             4.82%

==========================================================================================================



The dividend yield on Class B shares with and without the CDSC, and distribution returns on Class B shares with and without the CDSC as of October 31, 1997 were as follows.

==========================================================================================================

                                               For the One-Year Period Ended October 31, 1997

==========================================================================================================


                                                      Dividend
                                     Dividend         Yield            Distribution    Distribution
                                     Yield with       without          Returns with    Returns
Fund                                 CDSC             CDSC             CDSC            without CDSC
----------------------------------------------------------------------------------------------------------

Balanced Fund:  Class B                    1.20%            1.26%             3.76%           3.95%

----------------------------------------------------------------------------------------------------------

Diversified Stock Fund:  Class B           0.27%            0.28%            10.15%          10.69%

----------------------------------------------------------------------------------------------------------

International Growth Fund:  Class B        0.00%            0.00%             3.31%           3.48%

----------------------------------------------------------------------------------------------------------
National Municipal Bond Fund:

Class B                                    2.95%            3.08%             2.92%           3.08%

----------------------------------------------------------------------------------------------------------

New York Tax-Free Fund:  Class B           4.55%            4.79%             4.88%           5.14%

----------------------------------------------------------------------------------------------------------

Ohio Regional Stock Fund:  Class B         0.00%            0.00%             1.43%            1.50%

----------------------------------------------------------------------------------------------------------

Special Value Fund:  Class B               0.12%            0.13%             5.60%            5.90%

==========================================================================================================


Total Returns. The "average annual total return" of a Fund, or of each class of a Fund, is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                         (ERV )1/n  - 1  =  Average  Annual  Total Return
                          ---
                         ( P )

The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

                          ERV - P = Total Return
                          -------
                             P


In calculating total returns for the Funds, and for Class A shares of the Funds, the current maximum sales charge (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). For Class B shares, the payment of the applicable CDSC (5.0% for the first year, 4.0% for second year, 3.0% for the third and fourth years, 2.0% for the fifth year, 1.0% for the sixth year and none thereafter) is applied to the investment result for the time period shown (unless the total return is shown at net asset value, as described below). Total returns also assume that all dividends and net capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The average annual total return and cumulative total return on Fund shares, and Class A shares, for the period from the commencement of operations to October 31, 1996 (life of fund) at maximum offering price is shown on the table that follows. The average annual total return for the one and five year periods (when applicable) ended October 31, 1997 also are shown on the table that follows.

============================================================================================================
                                      Average
                                      Annual                                             Average Annual
                                      Total          Cumulative      Average Annual      Total Return at
                                      Return for     Total Return    Total Return at     Maximum
                                      the Life of    for the Life    Maximum             Offering Price*
                                      the Fund at    of the Fund at  Offering Price*     for the Five-
                                      Maximum        Maximum         for the One-Year    Year Period

                    Maximum           Offering       Offering        Period Ended        Ended October
Fund                Sales Charge      Price*         Price*          October 31,         31,  1997
                                                                     1997

------------------------------------------------------------------------------------------------------------

Balanced Fund:           5.75%           11.84%          54.64%            12.20%               N/A
Class A

------------------------------------------------------------------------------------------------------------

Balanced Fund:           5.00%           12.48%          58.14%            13.43%               N/A
Class B

------------------------------------------------------------------------------------------------------------

Diversified              5.75%           15.23%         212.51%            20.61%             18.32%
Stock Fund:

Class A
------------------------------------------------------------------------------------------------------------

Diversified              5.00%           15.85%         226.41%            22.48%             19.25%
Stock Fund:

Class B
------------------------------------------------------------------------------------------------------------

Fund for Income          2.00%            8.13%         127.12%             5.42%              5.64%

------------------------------------------------------------------------------------------------------------

 Government              5.75%           7.45%           71.02%             1.97%              5.27%
Mortgage Fund

------------------------------------------------------------------------------------------------------------

Growth Fund              5.75%           17.85%          90.21%            21.65%              N/A

------------------------------------------------------------------------------------------------------------

Intermediate             5.75%           3.51%           14.40%             0.53%              N/A
Income Fund

------------------------------------------------------------------------------------------------------------

 International           5.75%           5.37%           47.74%           (0.03)%              8.97%
Growth Fund:

Class A
------------------------------------------------------------------------------------------------------------

 International           5.00%           5.93%           53.64%             0.68%              9.67%
Growth Fund:

Class B
------------------------------------------------------------------------------------------------------------

 Investment              5.75%           4.10%           16.96%             1.45%              N/A
Quality Bond
Fund

------------------------------------------------------------------------------------------------------------

Lakefront Fund           5.75%           7.32%            7.32%             N/A                N/A

------------------------------------------------------------------------------------------------------------

Limited Term             2.00%           6.13%           61.32%             3.51%              4.54%
Income Fund

------------------------------------------------------------------------------------------------------------

National                 5.75%           4.34%           17.26%             1.88%              N/A
Municipal Bond

Fund:  Class A
------------------------------------------------------------------------------------------------------------

National                 5.00%           4.46%           17.73%             2.74%                N/A
Municipal Bond

Fund:  Class B

============================================================================================================
                                      Average
                                      Annual                                             Average Annual
                                      Total          Cumulative      Average Annual      Total Return at
                                      Return for     Total Return    Total Return at     Maximum
                                      the Life of    for the Life    Maximum             Offering Price*
                                      the Fund at    of the Fund at  Offering Price*     for the Five-
                                      Maximum        Maximum         for the One-Year    Year Period

                    Maximum           Offering       Offering        Period Ended        Ended October
Fund                Sales Charge      Price*         Price*          October 31,         31,  1997
                                                                     1997

------------------------------------------------------------------------------------------------------------

New York Tax-            5.75%            5.96%          47.62%            (0.34)%            5.14%
Free Fund:

Class A
------------------------------------------------------------------------------------------------------------

New York Tax-            5.00%            6.50%          52.70%             0.89%             5.69%
Free Fund:

Class B
------------------------------------------------------------------------------------------------------------

Ohio Municipal           5.75%           6.96%           65.17%             1.17%             6.29%
Bond Fund

------------------------------------------------------------------------------------------------------------

Ohio Regional            5.75%           14.25%         191.89%            26.84%            17.47%
Stock Fund:

Class A
------------------------------------------------------------------------------------------------------------

Ohio Regional            5.00%           14.80%         203.13%            28.71%            18.26%
Stock Fund:

Class B
------------------------------------------------------------------------------------------------------------

Real Estate              5.75%           15.38%          15.38%            N/A               N/A
Investment Fund

------------------------------------------------------------------------------------------------------------

Special Growth           5.75%           13.32%          61.01%            13.70%            N/A
Fund

------------------------------------------------------------------------------------------------------------

Special Value            5.75%           16.28%          80.51%            19.77%            N/A
Fund:  Class A

------------------------------------------------------------------------------------------------------------

Special Value            5.00%           17.00%          84.80%            21.41%            N/A
Fund:  Class B

------------------------------------------------------------------------------------------------------------

Stock Index              5.75%           19.18%          98.78%            23.59%            N/A
Fund

------------------------------------------------------------------------------------------------------------

Value Fund               5.75%           17.62%          88.78%            19.89%            N/A

============================================================================================================


*For Class B Shares, the calculations are made with the CDSC.


From time to time the Non-Money Market Funds also may quote an "average annual total return at net asset value" or a cumulative "total return at net asset value." It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return on Fund shares, and Class A shares of the Funds, at net asset value for the period from the commencement of operations to October 31, 1997 (life of fund) are shown in the table that follows. The average annual total return and cumulative total return on Class B shares without the CDSC for the period from the commencement of operations to October 31, 1997 are also shown below.


=======================================================================================================
                          For period from commencement of operations to       Average Annual Total
                          October 31, 1997                                    Return at Net Asset
                                                                              Value* For Year Ended
                                                                              October 31, 1997
Fund
                        -----------------------------------------------------
                          Average Annual Total      Cumulative Total Return
                          Return at Net Asset       at Net Asset Value*
                          Value*
-------------------------------------------------------------------------------------------------------
Balanced Fund:  Class
A                          13.55%                    64.07%                    19.02%
-------------------------------------------------------------------------------------------------------
Balanced Fund:  Class
B                          13.03%                    61.14%                    17.43%
-------------------------------------------------------------------------------------------------------
Diversified Stock
Fund: Class A              16.08%                   231.56%                    27.96%
-------------------------------------------------------------------------------------------------------
Diversified Stock
Fund:  Class B             15.85%                   226.41%                    26.48%
-------------------------------------------------------------------------------------------------------
Fund for Income             8.34%                   131.66%                     7.58%
-------------------------------------------------------------------------------------------------------
Government Mortgage
Fund                        8.31%                    81.45%                     8.22%
-------------------------------------------------------------------------------------------------------
Growth Fund                19.64%                   101.82%                    29.08%
-------------------------------------------------------------------------------------------------------
Intermediate Income
Fund                        5.10%                    21.38%                     6.62%
-------------------------------------------------------------------------------------------------------
International Growth
Fund:  Class A              6.21%                    56.75                      6.04%
-------------------------------------------------------------------------------------------------------
International Growth
Fund:  Class B              5.93%                    53.64%                     4.68%
-------------------------------------------------------------------------------------------------------
Investment Quality
Bond Fund                   5.70%                    24.10%                     7.67%
-------------------------------------------------------------------------------------------------------
Lakefront Fund             13.87%                    13.87%                    N/A
-------------------------------------------------------------------------------------------------------
Limited Term Income
Fund                        6.39%                    64.55                      5.75
-------------------------------------------------------------------------------------------------------
National Municipal
Bond Fund:  Class A         6.01%                    24.41%                     8.10%
-------------------------------------------------------------------------------------------------------
National Municipal
Bond Fund:  Class B         5.16%                    20.73%                     6.74%
-------------------------------------------------------------------------------------------------------
New York Tax-Free
Fund:  Class A              6.90%                    56.60%                     5.77%
-------------------------------------------------------------------------------------------------------
New York Tax-Free
Fund:  Class B              6.50%                    52.70%                     4.88%
-------------------------------------------------------------------------------------------------------
Ohio Municipal Bond
Fund                        7.81%                    75.25%                     7.37%
-------------------------------------------------------------------------------------------------------
Ohio Regional Stock
Fund:  Class A             15.10%                   209.69%                    34.61%



                                     - 78 -


-------------------------------------------------------------------------------------------------------

Ohio Regional Stock
Fund:  Class B             14.80%                   203.13%                    32.71%
-------------------------------------------------------------------------------------------------------
Real Estate
Investment Fund            22.42%                    22.42%                    N/A
-------------------------------------------------------------------------------------------------------
Special Growth Fund        15.10%                    70.84%                    20.62%
-------------------------------------------------------------------------------------------------------
Special Value Fund:
Class A                    18.06%                    91.53                     27.05%
-------------------------------------------------------------------------------------------------------
Special Value Fund:
Class B                    17.48%                    87.80%                    25.41%
-------------------------------------------------------------------------------------------------------
 Stock Index Fund          21.00%                   110.91%                    31.16%
-------------------------------------------------------------------------------------------------------
 Value Fund                19.41%                   100.30%                    27.24%
=======================================================================================================





*       For Class B shares, calculations are made without the CDSC.

OTHER PERFORMANCE COMPARISONS.

From time to time a Fund may publish the ranking of its performance or the performance of its Class A or Class B shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Non-Money Market Funds, and ranks the performance of the Funds and their classes against all other funds in similar categories, for both equity and fixed income funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.


From time to time a Fund may publish the ranking of its performance or performance of its Class A or Class B shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Non-Money Market Funds, in broad investment categories (domestic equity, international equity taxable bond, municipal bond or other) monthly, based upon each fund's three, five, and ten-year average annual total returns (when available) and a risk adjustment factor that reflects fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2), and lowest (1). Ten percent of the funds, series or classes in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.


The total return on an investment made in a Fund or in Class A or Class B shares of a Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Shearson Lehman Government/Corporate Bond Index, the Lehman Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time. The Consumer Price Index generally is considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

From time to time, the yields and the total returns of the Funds or Class A or Class B shares of a Non-Money Market Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. A Fund also may include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund's investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of a Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. A Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund.) A Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds, and Treasury bills, as compared to an investment in shares of a Fund, as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding a Fund and provide them to prospective shareholders. Performance information with respect to the Funds is generally available by calling 1-800-KEY-FUND.

Investors may also judge, and a Fund may at times advertise, the performance of a Fund or of Class A or Class B shares of a Fund by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper Analytical Services, Inc. and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates, and U.S.A. Today. In addition to yield information, general information about a Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of a portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis. Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.

When comparing yield, total return, and investment risk of an investment in shares of a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of a Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. Government. Money market mutual funds may seek to maintain a fixed price per share.

ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION

The New York Stock Exchange ("NYSE") holiday closing schedule indicated in the SAI under "Valuation of Portfolio Securities for the Money Market Funds" is subject to change.

When the NYSE or the Federal Reserve Board of Cleveland is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Funds will determine their net asset value at Valuation Time. A Fund's net asset value may be affected to the extent that its securities are traded on days that are not Business Days.

The Victory Portfolios has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of the Balanced Fund, Diversified Stock Fund, Fund for Income, Government Mortgage Fund, Growth Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Limited Term Income Fund, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Municipal Bond Fund, Ohio Regional Stock Fund, Special Growth Fund, Special Value Fund, Stock Index Fund, and Value Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the net asset value of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Pursuant to Rule 11a-3 under the 1940 Act, the Funds are required to give shareholders at least 60 days' notice prior to terminating or modifying a Fund's exchange privilege. The 60-day notification requirement may, however, be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of exchange or (2) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Funds reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser's judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

PURCHASING SHARES.

ALTERNATIVE SALES ARRANGEMENTS - CLASS A AND CLASS B SHARES. The alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of a Fund instead.

The two classes of shares each represent an interest in the same portfolio investments of a Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B shares and the dividends payable on Class B shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B shares are subject.

CLASS B CONVERSION FEATURE. Ninety-six months after an investor's purchase order for Class B shares is accepted, such "Matured Class B Shares" automatically will convert to Class A shares, on the basis of the relative net asset value of the two classes, without the imposition of any sales load or other charge. Each time any Matured Class B shares convert to Class A shares, any Class B shares acquired by the reinvestment of dividends or distributions on such Matured Class B shares that are still held will also convert to Class A shares, on the same basis. The conversion feature is intended to relieve holders of Matured Class B shares of the asset-based sales charge under the Class B Distribution Plan after such shares have been outstanding long enough that the Distributor may have been compensated for distribution expenses related to such shares.

The conversion of Matured Class B shares to Class A shares is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Matured Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversion of Matured Class B shares would occur while such suspension remained in effect. Although Matured Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A and Class B shares recognizes two types of expenses. General expenses that do not pertain specifically to either class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund's total net assets, and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.

REDUCED SALES CHARGE. Reduced sales charges are available for purchases of $50,000 or more of Class A shares of a Fund alone or in combination with purchases of other Class A shares of the Victory Portfolios. To obtain the reduction of the sales charge, you or your Investment Professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase.

In addition to investing at one time in any combination of Class A shares of the Victory Portfolios in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:

COMBINED PURCHASES. When you invest in Class A shares of the Victory Portfolios for several accounts at the same time, you may combine these investments into a single transaction if purchased through one Investment Professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code.

RIGHTS OF ACCUMULATION. "Rights of Accumulation" permit reduced sales charges on future purchases of Class A shares after you have reached a new breakpoint. You can add the value of existing Victory Portfolios Class A shares held by you, your spouse, and your children under age 21, determined at the previous day's net asset value at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

LETTER OF INTENT. If you anticipate purchasing $50,000 or more of shares of a Fund alone or in combination with Class A shares of certain other Victory Portfolios within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. You must start with a minimum initial investment of 5% of the projected purchase amount. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the Transfer Agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

EXCHANGING SHARES.

Shares of any Victory Money Market Fund may be exchanged for shares of any of the Victory Portfolios, including Class A and Class B shares of the Victory Portfolios. Exchanges for Class A shares of the Victory Portfolios may be subject to payment of a sales charge.

Shares of a Fund may be exchanged for the same class of shares of any other fund of the Victory Portfolios. For example, an investor can exchange Class B shares of a Fund only for Class B shares of another Fund. At present, not all Funds of the Victory Portfolios offer multiple classes of shares. If a Fund has only one class of shares that does not have a class designation, that class is "Class A" for exchange purposes. When Class B shares are redeemed to effect an exchange, the priorities described in the Prospectuses for the imposition of the Class B CDSC will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any CDSC that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of both classes must specify whether they intend to exchange Class A or Class B shares. If you do not make a selection, your exchange will be made in Class A shares.

REDEEMING SHARES.

REINSTATEMENT PRIVILEGE. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (1) Class A shares, or (2) Class B shares that were subject to the Class B CDSC when redeemed, in Class A shares of a Fund or any of the other Victory Portfolios into which shares of the Fund are exchangeable as described below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. No service charge is currently made for reinvestment in shares of the Funds. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of a Fund or another of the Victory Portfolios within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Funds may amend, suspend, or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation. The reinstatement must be into an account bearing the same registration.

                           DIVIDENDS AND DISTRIBUTIONS

The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment. The Funds ordinarily declare and pay dividends, separately for Class A and Class B shares, from their net investment income as follows.


                                              Income                            Capital
              Fund                           Dividends                           Gains
-----------------------------------------------------------------------------------------------------

Balanced Fund                     Declared and paid Monthly           Declared and paid Annually

Diversified Stock Fund            Declared and paid Quarterly         Declared and paid Annually

Fund for Income                   Declared and paid Monthly           Declared and paid Annually

Government Mortgage Fund          Declared and paid Monthly           Declared and paid Annually

Growth Fund                       Declared and paid Quarterly         Declared and paid Annually

Intermediate Income Fund          Declared and paid Monthly           Declared and paid Annually

 International Growth Fund        Declared and paid Quarterly         Declared and paid Annually

Investment Quality Bond Fund      Declared and paid Monthly           Declared and paid Annually

Lakefront Fund                    Declared and paid Quarterly         Declared and paid Annually

Limited Term Income Fund          Declared and paid Monthly           Declared and paid Annually

Money Market Funds                Declared Daily and paid Monthly     Declared and paid Annually

National Municipal Bond Fund      Declared and paid Monthly           Declared and paid Annually

New York Tax-Free Fund            Declared and paid Monthly           Declared and paid Annually

Ohio Municipal Bond Fund          Declared and paid Monthly           Declared and paid Annually

Ohio Regional Stock Fund          Declared and paid Quarterly         Declared and paid Annually

Real Estate Investment Fund       Declared and paid Quarterly         Declared and paid Annually

Special Growth Fund               Declared and paid Quarterly         Declared and paid Annually

Special Value Fund                Declared and paid Quarterly         Declared and paid Annually

Stock Index Fund                  Declared and paid Quarterly         Declared and paid Annually

Value Fund                        Declared and paid Quarterly         Declared and paid Annually
-----------------------------------------------------------------------------------------------------

The amount of a class's distributions may vary from time to time depending on market conditions, the composition of a Fund's portfolio, and expenses borne by a Fund or borne separately by a class, as described in "Alternative Sales Arrangements - Class A and Class B," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B shares are expected to be lower as a result of the asset-based sales charge on Class B shares, and Class B dividends will also differ in amount as a consequence of any difference in net asset value between Class A and Class B shares.

For this purpose, the net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory Portfolios in proportion to the Fund's share of the total net assets of the Victory Portfolios.

                                    TAXES

Information set forth in the Prospectuses for the Funds and this SAI that relates to federal income taxation is only a summary of certain key tax considerations generally affecting purchasers of shares of the Funds. The following is only a summary of certain additional federal income tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectuses. No attempt is made to present a complete explanation of the tax treatment of the Funds or the implications to shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes an amount equal to at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) plus at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore count towards the satisfaction of the Distribution Requirement. If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss which can be used to offset capital gains in such future years. As of October 31, 1997, the U.S. Government Obligations Fund had capital loss carryforwards of approximately $22,000, which expire in 2002; the Financial Reserves Fund had capital loss carryforwards of approximately $13,000 which expire in 2001; the Limited Term
Income Fund had capital loss carryforwards of approximately $1,642,000, $553,000, and $906,000 which expire in 2002, 2003 and 2005 respectively; the Intermediate Income Fund had capital loss carryforwards of approximately $2,498,000, $1,386,000, $869,000 and $521,000 which expire in 2001, 2002, 2003 and 2005, respectively; the Investment Quality Bond Fund had capital loss carryforwards of approximately $8,729,000 which expire in 2002; the Government Mortgage Fund had capital loss carryforwards of approximately $1,969,000 and $109,000 which expire in 2002 and 2005, respectively; the National Municipal Bond Fund had capital loss carryforwards of approximately $131,000 which expire in 2004; and the Fund for Income had capital loss carryforwards of approximately $704,000, $588,000 and $328,000 which expire in 2001, 2002 and 2003, respectively. The Investment Quality Bond Fund had additional capital loss carryforwards, subject to limitations on availability, to offset future capital gains as the successor of a merger with the Government Bond Fund of approximately $3,523,000, $2,760,000, $755,000 and $6,000 which expire in 2001,
2002, 2003 and 2004, respectively. Under Code Sections 382 and 383, if a Fund has an "ownership change," then the Fund's use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the net asset value of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the "IRS")) in effect for the month in which the ownership change occurs (the rate for March, 1997 is 5.10%). The Funds will use their best efforts to avoid having an ownership change. However, because of circumstances which may be beyond the control or knowledge of a Fund, there can be no assurance that a Fund will not have, or has not already had, an ownership change. If a Fund has or has had an ownership change, then any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards will have to be distributed by the Fund to avoid tax at the Fund level and will be taxable to shareholders as described under "Fund Distributions" below.

In addition to satisfying the Distribution Requirement, a regulated investment company must: derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income

(including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued while the Fund held the debt obligation. In addition, under the rules of Code section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss.

The Code also treats as ordinary income a portion of the capital gain recognized in a transaction where substantially all of the return realized is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future;
(2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where a Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income treated as ordinary under this rule will not be passed through to the Funds' shareholders.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 Contracts." Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 Contracts.

A Fund may enter into notional principal contracts, including interest rate swaps, caps, floors, and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the nonperiodic payments (including premiums for caps, floors, and collars) that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a nonperiodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A nonperiodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or, in the case of a swap, under an alternative method contained in the proposed regulations and, in the case of a cap or floor, under an alternative method which the IRS may provide in a revenue procedure).

A Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualifying electing fund (a "QEF"), in which case it will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, for tax years beginning after December 31, 1997, the Fund may make a mark-to-market election with respect to its PFIC stock. Pursuant to such an election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over its adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of such stock at the end of a given taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. The Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the following taxable year. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon a sale or other disposition of its interest in the PFIC or any "excess distribution" (as defined) received by the Fund from the PFIC will be allocated ratably over the Fund's holding period in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate, as the case may be) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

In addition to satisfying the requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government, such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association, are treated as U.S. Government securities.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary income for such calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of calculating the excise tax, a regulated investment company shall: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon an actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (which gains and losses are included in determining the company's ordinary taxable income for the succeeding calendar year).

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. Distributions attributable to dividends received by the Funds from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by the Funds will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the dividend-received deduction. In general, the Balanced Fund, Diversified Stock Fund, International Growth Fund, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Regional Stock Fund and Special Value Fund dividends paid on Class A and Class B shares are calculated at the same time and in the same manner. In general, dividends on Class B shares are expected to be lower than those on Class A shares due to the higher distribution expenses charged by the Class B shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. Generally, a dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and
(4) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. The 46-day holding period must be satisfied during the 90-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 180-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items). With respect to the International Growth Fund, only an insignificant portion of the Fund will be invested in stock of domestic corporations; therefore the ordinary dividends distributed by the Fund generally will not qualify for the dividends-received deduction for corporate shareholders.

A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (58% for the alternative minimum tax purposes) of the capital gain recognized upon a Fund's disposition of domestic qualified "small business" stock will be subject to tax.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

The New York Tax-Free Fund, National Municipal Bond Fund, Ohio Municipal Bond Fund, Ohio Municipal Money Market Fund, and Tax-Free Money Market Fund (the "Tax-Exempt Funds") intend to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Tax-Exempt Funds' taxable year at least 50% of each Fund's total assets consists of tax-exempt municipal obligations. Distributions from a Tax- Exempt Fund will constitute exempt-interest dividends to the extent of such Fund's tax-exempt interest income (net of expenses and amortizable bond premium). Exempt-interest dividends distributed to shareholders of a Tax-Exempt

Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by a Tax-Exempt Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and noncorporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining their adjusted current earnings.

Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of a Tax-Exempt Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of a
Tax-Exempt Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by a Tax-Exempt Fund will likely be subject to tax on dividends paid by the Tax-Exempt Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own advisers as to such consequences.

Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known: If more than 50% of the value of a Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credit rules.

Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an "exempt recipient" (such as a corporation).

SALE OR REDEMPTION OF SHARES

The Money Market Funds seek to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that the Money Market Funds will do this. In such a case, and for all the Funds other than the Money Market Funds, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of a Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Long-term capital gain recognized by an individual shareholder will be taxed at the lowest rates applicable to capital gains if the holder has held such shares for more than 18 months at the time of the sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate at least 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If a shareholder (1) incurs a sales load in acquiring shares of a Fund, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

FOREIGN SHAREHOLDERS

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is
"effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to such foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Furthermore, such foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from a Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against such gross income or a credit against the U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and exempt-interest dividends, and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of a foreign shareholder other than a corporation, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholder furnishes the Fund with proper notification of his foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; STATE AND LOCAL TAX CONSIDERATIONS

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends, exempt-interest dividends, and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES.


Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of the Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the State of Delaware. There are currently nine Trustees, seven of whom are not "interested persons" of the Victory Portfolios within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Victory Portfolios to supervise actively its day-to-day operations.


The Trustees of the Victory Portfolios, their addresses, ages, and their principal occupations during the past five years are as follows:


                                   Position(s) Held
                                   With the Victory               Principal Occupation
Name, Address and Age              Portfolios                     During Past 5 Years
---------------------              ----------                     -------------------

Roger Noall,* 62                   Chairman and Trustee           From  1996  to   present,
c/o Brighton Apt. 1603                                            Executive   of   KeyCorp;
8231 Bay Colony Drive                                             from    1995   to   1996,
Naples, Florida  34108                                            General    Counsel    and
                                                                  Secretary   of   KeyCorp;
                                                                  from 1994 to 1996, Senior
                                                                  Executive  Vice President
                                                                  and Chief  Administrative
                                                                  Officer of KeyCorp;  from
                                                                  1985   to   1994,    Vice
                                                                  Chairman of the Board and
                                                                  Chief      Administrative
                                                                  Officer     of    Society
                                                                  Corporation (now known as
                                                                  KeyCorp).


Leigh A. Wilson,** 53
New Century Care, Inc.             President and Trustee          From  1989  to   present,
53 Sylvan Road North                                              Chairman     and    Chief
Westport, CT  06880                                               Executive        Officer,
                                                                  New  Century  Care,  Inc.
                                                                  (Merchant   bank);  from
                                                                  1995     to     present,
                                                                  Principal     of     New
                                                                  Century  Living,   Inc.;
                                                                  from  1989  to  present,
                                                                  Director of Chimney Rock
                                                                  Vineyard   and   Chimney
                                                                  Rock Winery;   President
                                                                  and Director, Key Mutual
                                                                  Funds.


-----------------

* Mr. Noall is an "interested person" and an "affiliated person" of the Company.

** Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.


                                   Position(s) Held
                                   With the Victory               Principal Occupation
Name, Address and Age              Portfolios                     During Past 5 Years
---------------------              ----------                     -------------------

Robert G. Brown, 74                Trustee                        Executive  Vice President
8650 S. Ocean Drive                                               Easton   Corporiation   -
Singer Island                                                     Retired.   From   October
Jensen Beach,  FL  34957                                          1983  to  November  1990,
                                                                  Founder  and   President,
                                                                  Cleveland        Advanced
                                                                  Manufacturing    Program,
                                                                  Inc.  Serves  on Board of
                                                                  Directors  of CAMP,  Inc.
                                                                  (non-profit   corporation
                                                                  engaged    in    regional
                                                                  economic development).


Edward P. Campbell, 48             Trustee                        From   October   1997  to
Nordson Corporation                                               present,   President  and
28601 Clemens Road                                                Chief  Executive  Officer
Westlake, OH  44145                                               of  Nordson   Corporation
                                                                  (manufacturer          of
                                                                  application   equipment);
                                                                  July   1996  to   October
                                                                  1997, President and Chief
                                                                  Operating    Officer   of
                                                                  Nordson Corporation; from
                                                                  March  1994 to July 1996,
                                                                  Execitive  Vice President
                                                                  and    Chief    Operating
                                                                  Officer     of    Nordson
                                                                  Corporation;   from   May
                                                                  1988 to March 1994,  Vice
                                                                  President    of   Nordson
                                                                  Corporation; from 1987 to
                                                                  December 1994,  member of
                                                                  the Supervisory Committee
                                                                  of  Society's  Collective
                                                                  Investment     Retirement
                                                                  Fund;  from  May  1991 to
                                                                  August   1994,   Trustee,
                                                                  Financial  Reserves  Fund
                                                                  and   from  May  1993  to
                                                                  August   1994,   Trustee,
                                                                  Ohio   Municipal    Money
                                                                  Market  Fund.  Currently,
                                                                  Director  of  Key  Mutual
                                                                  Funds  and   Director  of
                                                                  Nordson Corporation.


Dr. Harry Gazelle, 70              Trustee                         Retired radiologist, Drs.
17822 Lake Road                                                    Hill      and      Thomas
Lakewood,  OH  44107                                               Corporation.




Eugene J. McDonald, 65             Trustee                        From  1990  to   present,
Duke Management Company                                           Executive  Vice President
2200 West Main Street,                                            and   Chief    Investment
Suite 1000                                                        Officer     for     Asset
Durham, N.C.  27705                                               Management     of    Duke
                                                                  University  and President
                                                                  and     CEO    of    Duke
                                                                  Management       Company;
                                                                  Director of CCB Financial
                                                                  Corporation,  Flag  Group
                                                                  of Mutual Funds, DP  Mann
                                                                  Holdings,    Key   Mutual
                                                                  Funds,  Greater  Triangle
                                                                  Community Foundation, and
                                                                  NC    Bar     Association
                                                                  Investment Committee.




Dr. Thomas F. Morrissey, 64        Trustee                        1995  Visiting   Scholar,
Weatherhead School of                                             Bond          University,
Management                                                        Queensland,    Australia;
Case Western Reserve                                              Professor,    Weatherhead
University                                                        School   of   Management,
10900 Euclid Avenue                                               Case   Western    Reserve
Cleveland, OH  44106-7235                                         University;  from 1989 to
                                                                  1995,  Associate  Dean of
                                                                  Weatherhead   School   of
                                                                  Management;  from 1987 to
                                                                  December 1994,  Member of
                                                                  the Supervisory Committee
                                                                  of  Society's  Collective
                                                                  Investment     Retirement
                                                                  Fund;  from  May  1991 to
                                                                  August   1994,   Trustee,
                                                                  Financial  Reserves  Fund
                                                                  and   from  May  1993  to
                                                                  August   1994,   Trustee,
                                                                  Ohio   Municipal    Money
                                                                  Market Fund.


                                   Position(s) Held
                                   With the Victory               Principal Occupation
Name, Address and Age              Portfolios                     During Past 5 Years
---------------------              ----------                     -------------------

Dr. H. Patrick Swygert, 54         Trustee                        President,         Howard
Howard University                                                 University;      formerly
2400 6th Street, N.W.                                             President,          State
Suite 402                                                         University of New York at
Washington, D.C.  20059                                           Albany;         formerly,
                                                                  Executive Vice President,
                                                                  Temple        University;
                                                                  Trustee,    The   Victory
                                                                  Funds.


Frank A. Weil, 66                  Trustee                        Chairman     and    Chief
Abacus & Associates                                               Executive    Officer   of
147 E. 47th Street                                                Abacus & Associates, Inc.
New York, N.Y.  10017                                             (private       investment
                                                                  firm);    Director    and
                                                                  President  of the  Norman
                                                                  and Hickrill Foundations;
                                                                  Director  of  Key  Mutual
                                                                  Funds.  Director,  Trojan
                                                                  Industries.      Formerly
                                                                  United  States  Assistant
                                                                  Secretary of Commerce for
                                                                  Industry and Trade.



The Board presently has an Investment Policy Committee, a Business, Legal, and Audit Committee, and a Nominating Committee. The members of the Investment Policy Committee are Messrs. Wilson and Morrissey, who will serve until August 1998. The function of the Investment Policy Committee is to review the existing investment policies of the Victory Portfolios, including the levels of risk and types of funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Victory Portfolios' shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell, and Gazelle who will serve until August 1998. The function of the Business, Legal, and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; and to review compliance and contract matters. Mr. Campbell is the Chairman of the Nominating Committee which nominates persons to serve as Independent Trustees and Trustees to serve on committees of the Board.


The Investment Policy Committee met four times during the 12 months ended October 31, 1997. The Business, Legal and Audit Committee met four times during the 12 months ended October 31, 1997.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS.

Each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the Funds of the Victory Portfolios, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting). Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the funds of the Victory Portfolios, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting). The Advisor pays the fees of Roger Noall.

The following table indicates the compensation received by each Trustee from the Victory "Fund Complex"(1) for the 12 month period ended October 31, 1997.



                                                                              Aggregate
                               Pension or Retirement    Estimated Annual     Compensation       Total Compensation
                                Benefits Accrued as         Benefits         from Victory          from Victory
                                 Portfolio Expenses     Upon Retirement       Portfolios        "Fund Complex" (1)
                                 ------------------     ---------------       ----------        ------------------

Leigh A. Wilson, Trustee....            -0-                     -0-             $45,000             $56,250
Robert G. Brown, Trustee...             -0-                     -0-              39,000              39,000
Edward P. Campbell, Trustee.            -0-                     -0-              39,000              39,000
Harry Gazelle, Trustee......            -0-                     -0-              40,200              40,200
Thomas F. Morrissey,                    -0-                     -0-              39,000              39,000
Trustee.....................
H. Patrick Swygert, Trustee.            -0-                     -0-              36,600              36,600





(1) There are presently 33 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the board of each fund in the "Fund Complex."

OFFICERS.

The officers of the Victory Portfolios, their ages, addresses, and principal occupations during the past five years, are as follows:





                                       Position(s) with the                Principal Occupation
Name, Age, and Address                 Victory Portfolios                  During Past 5 Years
------------------------               -------------------                 -------------------
Roger Noall,* 62                   Chairman and Trustee           From  1996  to   present,
c/o Brighton Apt. 1603                                            Executive   of   KeyCorp;
8231 Bay Colony Drive                                             from    1995   to   1996,
Naples, Florida  34108                                            General    Counsel    and
                                                                  Secretary   of   KeyCorp;
                                                                  from 1994 to 1996, Senior
                                                                  Executive  Vice President
                                                                  and Chief  Administrative
                                                                  Officer of KeyCorp;  from
                                                                  1985   to   1994,    Vice
                                                                  Chairman of the Board and
                                                                  Chief      Administrative
                                                                  Officer     of    Society
                                                                  Corporation (now known as
                                                                  KeyCorp).

Leigh A. Wilson,** 53
New Century Care, Inc.             President and Trustee          From  1989  to   present,
53 Sylvan Road North                                              Chairman     and    Chief
Westport, CT  06880                                               Executive        Officer,
                                                                  New  Century  Care,  Inc.
                                                                  (Merchant   bank);  from
                                                                  1995     to     present,
                                                                  Principal     of     New
                                                                  Century  Living,   Inc.;
                                                                  from  1989  to  present,
                                                                  Director of Chimney Rock
                                                                  Vineyard   and   Chimney
                                                                  Rock Winery;   President
                                                                  and Director, Key Mutual
                                                                  Funds.




William B. Blundin, 59           Vice President                   Senior Vice President of
125 West 55th Street                                              BISYS   Fund    Services
New York,  N.Y.  10019                                            ("BISYS");   officer  of
                                                                  other         investment
                                                                  companies   administered
                                                                  by BISYS Fund  Services;
                                                                  President    and   Chief
                                                                  Executive   Officer   of
                                                                  Vista   Broker-   Dealer
                                                                  Services,  Inc., Emerald
                                                                  Asset  Management,  Inc.
                                                                  and     BNY     Hamilton
                                                                  Distributors,      Inc.,
                                                                  registered
                                                                  broker/dealers. - 94


                                       Position(s) with the                Principal Occupation
Name, Age, and Address                 Victory Portfolios                  During Past 5 Years
------------------------               -------------------                 -------------------

J. David Huber, 59                     Vice President                      Executive Vice President
3435 Stelzer Road                                                          of BISYS.
Columbus, OH  43219-3035


Thomas E. Line, 30                     Treasurer                           From  December  1996
3435 Stelzer Road                                                          to present, employee
Columbus, OH  43219-3035                                                   of   BISYS     Funds
                                                                           Services;       from
                                                                           September  1989   to
                                                                           November 1996, Audit
                                                                           Senior  Manager   at
                                                                           KPMG   Peat  Marwick
                                                                           LLP.


Michael J. Sullivan                    Secretary                           From  December  1996
                                                                           to   present,   Vice
                                                                           President  of  BISYS
                                                                           Fund Services;  from
                                                                           February   1995   to
                                                                           november       1996,
                                                                           President,
                                                                           Performance
                                                                           Financial  Group  (a
                                                                           mutual          fund
                                                                           consulting    firm);
                                                                           from January 1993 to
                                                                           january  1995,  CEO,
                                                                           Manufacturing
                                                                           Company.

Alaina V. Metz, Age 30                 Assistant Secretary                 From  June  1995  to
3435 Stelzer Road                                                          present,       Chief
Columbus, OH 43219                                                         Administrative   and
                                                                           Regulatory
                                                                           Serevices,     BISYS
                                                                           Fund        Services
                                                                           Limited Partnership;
                                                                           from   May  1989  to
                                                                           June           1995,
                                                                           Supervisor,   Mutual
                                                                           Fund           Legal
                                                                           Department, Alliance
                                                                           Capital Management.

Jay G. Baris,  43                      Assistant  Secretary                From      1994    to
Kramer,       Levin,                                                       Present,    Partner,
Naftalis  & Frankel;                                                       Kramer,       Levin,
919  Third   Avenue,                                                       Naftalis  & Frankel;
41st           Floor                                                       previously, Partner,
                                                                           Reid  & Priest. New
                                                                           York, NY 10022




Trustees and officers as a group owned beneficially less than 1% of all classes of outstanding shares of the Funds.


The mailing address of each of the officers of the Victory Portfolios is 3435 Stelzer Road, Columbus, Ohio 43219- 3035.

The officers of the Victory Portfolios (other than Leigh Wilson) receive no compensation directly from the Victory Portfolios for performing the duties of their offices. BISYS receives fees from the Victory Portfolios as Administrator.

As of January 30, 1998, the Trustees and officers as a group owned beneficially less than 1% of all classes of outstanding shares of the Funds.

ADVISORY AND OTHER CONTRACTS

INVESTMENT ADVISER AND SUB-ADVISER.

One of the Fund's most important contracts is with its investment adviser, Key Asset Management Inc. ("KAM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange SEC. KAM is a wholly owned subsidiary of KeyBank National Association ("KeyBank"), a wholly-owned subsidiary of KeyCorp. On February 28, 1997, KAM became the surviving corporation of the reorganization of four indirect investment adviser subsidiaries of KeyCorp--KeyCorp Mutual Fund Advisers, Inc. ("Key Advisers"), Society Asset Management, Inc. ("SAM"), Spears, Benzak, Salomon & Farrell, Inc. ("SBSF") and Applied Technologies, Inc. ("ATI"), each registered with the SEC as an investment adviser. Key Advisers, SAM, and ATI were merged with and into
SBSF, a New York corporation organized on February 22, 1972. Pursuant to the terms of the reorganization, SBSF changed its name to Key Asset Management Inc. SAM, SBSF, and ATI will continue to operate under their existing names as separate divisions of KAM. Affiliates of the Adviser manage approximately $60 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals, and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1997, KeyCorp had an asset base of $72 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of a merger in 1994 of Society Corporation, the bank holding company of which
KeyBank, formerly Society National Bank was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies. KeyBank is the lead affiliate bank of KeyCorp.


The following schedule lists the advisory fees for each mutual fund that is advised by the Adviser.

        .25 OF 1% OF AVERAGE DAILY NET ASSETS
               Victory Institutional Money Market Fund

        .35 OF 1% OF AVERAGE DAILY NET ASSETS
               Victory Prime Obligations Fund
               Victory U.S. Government Obligations Fund
               Victory Tax-Free Money Market Fund

        .50 OF 1% OF AVERAGE DAILY NET ASSETS
               Victory Ohio Municipal Money Market Fund
               Victory Limited Term Income Fund
               Victory Government Mortgage Fund
               Victory Financial Reserves Fund
               Victory Fund for Income

        .55 OF 1% OF AVERAGE DAILY NET ASSETS
               Victory National Municipal Bond Fund
               Victory New York Tax-Free Fund

        .60 OF 1% OF AVERAGE DAILY NET ASSETS
               Victory Ohio Municipal Bond Fund
               Victory Stock Index Fund

        .65 OF 1% OF AVERAGE DAILY NET ASSETS
               Victory Diversified Stock Fund

        .75 OF 1% OF AVERAGE DAILY NET ASSETS
               Victory Intermediate Income Fund
               Victory Investment Quality Bond Fund
               Victory Ohio Regional Stock Fund

        1% OF AVERAGE DAILY NET ASSETS
               Victory Balanced Fund
               Victory Lakefront Fund
               Victory Value Fund
               Victory Growth Fund
               Victory Real Estate Investment Fund
               Victory Special Value Fund
               Victory Special Growth Fund

        1.10% OF AVERAGE DAILY NET ASSETS
               Victory International Growth Fund

Lakefront Capital Investors, Inc. ("Lakefront" or the "Sub-Adviser") serves as sub-adviser to the Lakefront Fund. For its services under the Investment Sub-Advisory Agreement, the Adviser pays Lakefront a monthly fee of 0.50% of the Lakefront Fund's average daily net assets from its advisory fee.


THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS.

Unless sooner terminated, the Investment Advisory Agreement between the Adviser and the Victory Portfolios, on behalf of the Funds (the "Investment Advisory Agreement"), provides that it will continue in effect as to the Funds for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Trustees or by vote of a majority of the outstanding shares of each Fund (as defined under "Additional Information - Miscellaneous"), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement is terminable as to any particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, by vote of the Board of Trustees of the Victory Portfolios, or by the Adviser. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

From January 1, 1996 until February 28, 1997, Key Advisers served as investment adviser to the Funds.


From January, 1993 until December 31, 1995, Society Asset Management, Inc. served as investment adviser to the Funds. For the fiscal years ended October 31, 1997, 1996 and 1995 , the Key Asset Management Inc. (and its predecessors) earned the following advisory fees with respect to each Fund, the amount of fees paid to the Adviser is net of the amount of fee reduction:


                                             1997                           1996                          1995

                                    Amount of       Amount of       Amount of       Amount of     Amount of        Amount
                                    Fees Paid          Fees         Fees Paid         Fees        Fees Paid        of Fee
                                    to Advisor      Reduction       to Advisor      Reduction     to Advisor     Reduction
                                    ----------      ---------       ----------      ---------     ----------     ---------

Balanced Fund                      $ 2,810,294       $353,372       $2,006,013       $376,178     $1,024,165       $624,474

Diversified Stock Fund               4,560,843              0        3,147,950         55,678      2,006,479        126,000

Financial Reserves Fund              3,786,668        301,812        3,402,511        582,762      3,125,072        420,213

Fund for Income                          5,722         92,630           22,779         87,637         87,483         36,865

Government Mortgage Fund               565,656              0          646,159          3,389        702,724         15,995

Growth Fund                          1,709,722              0        1,181,723         70,660        526,613        216,181

Institutional Money Market
 Fund (a)                            1,638,661        855,791        1,003,395        932,844        314,773        337,327

Intermediate Income Fund             1,622,286        340,846        1,218,106        357,865        692,143        325,544

International Growth Fund            1,317,383              0        1,224,364         30,428        901,337        116,464

Investment Quality Bond
 Fund                                  993,289        208,773          836,655        185,307        546,647        238,865

Lakefront Fund                           2,144          5,022

Limited Term Income Fund               418,588         15,636          671,988         46,818        710,323         20,789

National Municipal Bond                                                                                 812/        25,316/
 Fund (b)                                    0        239,815                0        206,174         11,825              0

New York Tax-Free Bond                  23,901         73,540            7,542         83,068         48,644         45,003

Ohio Municipal Bond Fund               376,962         79,594          298,093        103,079        183,193        163,525

Ohio Municipal Money
 Market Fund                         2,281,185        833,236        1,129,662      1,706,115        187,594        244,500

Ohio Regional Stock Fund               375,231              0          318,859          4,181        253,943         13,584

Prime Obligations Fund               1,870,850              0        1,628,427             --      1,907,736              0

Real Estate Investment Trust                 0         15,464

Special Growth Fund                    920,562              0          711,543         33,521        143,381        296,856

Special Value Fund                   3,525,053              0        2,304,543         71,047      1,140,267        405,752

Stock Index Fund                     1,715,703        574,290          936,282        382,702        489,171        194,774

Tax-Free Money Market
 Fund                                1,283,064         37,520        1,092,669         31,987        829,802         34,209

U.S. Government Obligations
 Fund                                5,387,642              0        4,208,590              0      2,245,705              0

Value Fund                           4,396,880              0        3,378,303         62,495      1,771,834        810,820

(a)  Fiscal year ended  October 31, 1996 and 1997;  fiscal  period ended October
     31,   1995;   fiscal  year  ended  April  30,  1995  and  April  30,  1994;
     respectively.

(b) Fiscal year ended October 31, 1996 and 1997; fiscal period ended October 31, 1995 and fiscal year ended April 30, 1995; and fiscal period February 3, 1994 (commencement of operations) to April 30, 1994 respectively.

Under the Investment Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Funds and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

INTERNATIONAL GROWTH FUND.

Indocam International Investment Services, S.A. ("IIIS") acts as subadviser to the International Growth Fund under a Portfolio Management Agreement with the Adviser dated as of June 1, 1998. The Trustees, including a majority of the Trustees who are not interested persons of the Adviser or IIIS, approved the Portfolio Management Agreement on February 20, 1998. In addition, the Portfolio Management Agreement is terminable at any time, without penalty, by the Trustees, by the Adviser or by a vote of a majority of the International Growth Fund's outstanding voting securities on 60 days' written notice to the Adviser. The Portfolio Management Agreement has an initial term of two years and, unless sooner terminated, this Agreement shall continue in effect from year to year if approved at least annually by a vote of a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Adviser or IIIS, cast in person at a meeting called for the purpose of voting on the Portfolio Management Agreement.

IIIS is a  registered  investment  adviser  with  the  Securities  and  Exchange
Commission. As of December 31, 1997, IIIS and its affiliates managed approximately $124 billion for its clients. IIIS also serves as investment adviser to the France Growth Fund and subadviser to the BNY Hamilton International Equity Fund and the John Hancock European Equity Fund.

GLASS-STEAGALL ACT.


In 1971 the United States Supreme Court held in INVESTMENT COMPANY INSTITUTE V. CAMP that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM V. INVESTMENT COMPANY INSTITUTE that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. IN THE BOARD OF GOVERNORS case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Funds may include descriptions of Key Trust Company of Ohio, N.A. and the Adviser including, but not limited to, (1) descriptions of the operations of Key Trust Company of Ohio, N.A. and the Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A. and the Adviser.


PORTFOLIO TRANSACTIONS.


THE MONEY MARKET FUNDS. Pursuant to the Investment Advisory Agreement of the Victory Portfolios on behalf of the Money Market Funds, the Adviser determines, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with each Money Market Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by the Money Market Funds, and which brokers are to be eligible to execute its portfolio transactions. Since purchases and sales of portfolio securities by the Money Market Funds are usually principal transactions, the Money Market Funds incur little or no brokerage commissions. For the three previous fiscal years ended October 31, 1997, 1996 and 1995 , the Money Market Funds paid no brokerage commissions. Securities of the Money Market Funds are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Money Market Funds may also purchase securities from underwriters at prices which include the spread retained by the underwriter from the proceeds of the offering to the issuer.

The Money Market Funds do not seek to profit from short-term trading, and will generally (but not always) hold portfolio securities to maturity, but the Adviser may seek to enhance the yield of the Funds by taking advantage of yield disparities or other factors that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. The Adviser may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with the Adviser's judgment as to desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or conditions. The investment policies of the Money Market Funds require that investments mature in 90 days or less. Thus, there is likely to be relatively high portfolio turnover, but since brokerage commissions are not normally paid on money market instruments, the high rate of portfolio turnover is not expected to have a material effect on the net income or expenses of the Money Market Funds.

The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Allocation of transactions, including their frequency, among various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders.

INCOME AND EQUITY FUNDS. Pursuant to the Investment Advisory Agreement (and for the Lakefront Fund, the Investment Sub-Advisory Agreement), the Adviser (and the Sub-Adviser) determine, subject to the general supervision of the Trustees of the Victory Portfolios, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by the Funds, and which brokers are to be eligible to execute its portfolio transactions.
Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While the Adviser (and the Sub-Adviser) generally seeks competitive spreads or commissions, each Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by the Adviser (or the Sub-Adviser) in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to the Adviser (or the Sub-Adviser) may receive orders for transactions by the Victory Portfolios. Information so received is in addition to and not in lieu of services required to be performed by the Adviser (or the Sub-Adviser) and does not reduce the investment advisory fees payable to the Adviser by the Funds. Such information may be useful to the Adviser (or the Sub-Adviser) in serving both the Victory Portfolios and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser (or the Sub-Adviser) in carrying out its obligations to the Victory Portfolios. The Trustees have authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Trustees have adopted procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, the Funds may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Funds.

ALL FUNDS. The Victory Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, the Sub-Adviser, Key Trust Company of Ohio, N.A. ("Key Trust") or their affiliates, or BISYS or its affiliates, and will not give preference to Key Trust's correspondent banks or affiliates, or BISYS with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for each Fund are made independently from those made for the other Funds of the Victory Portfolios or any other investment company or account managed by the Adviser (or the Sub-Adviser). Such other investment companies or accounts may also invest in the securities in which the Funds invest, and the Funds may invest in similar securities. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and any other Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser (or the Sub-Adviser) believes to be equitable to such Funds, investment company or account. In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades. To the extent permitted by law, the Adviser (or the Sub-Adviser) may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other funds of the Victory Portfolios or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Victory Portfolios, the Adviser (and the Sub-Adviser) will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Adviser (or the Sub-Adviser), their parents or subsidiaries or affiliates and, in dealing with their commercial customers, the Advisers (or the Sub-Adviser), their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Victory Portfolios.


Brokerage commissions paid by each of the Funds listed below were as follows for the fiscal years ended October 31, 1997, 1996 and 1995.




                                     1997                      1996                1995
------------------------------------------------------------------------------------------------
Balanced Fund                        $212,666.31            $190,526.34            $125,079
------------------------------------------------------------------------------------------------
Diversified Stock Fund                906,124.85             881,427.50             615,260
------------------------------------------------------------------------------------------------
Financial Reserves Fund                       --                   --                    --
------------------------------------------------------------------------------------------------
 Fund For Income                              --               1,250.00                   0
------------------------------------------------------------------------------------------------
Government Mortgage Fund                      --                 542.84                   0
------------------------------------------------------------------------------------------------
 Growth Fund                           68,970.96              97,820.00             147,798
------------------------------------------------------------------------------------------------
Institutional Money Market Fund               --                   --                    --
------------------------------------------------------------------------------------------------
Intermediate Income Fund                3,242.20              61,811.73               1,500
------------------------------------------------------------------------------------------------
International Growth Fund           1,103,488.08                   --               333,609
------------------------------------------------------------------------------------------------
Investment Quality Bond Fund            1,734.39              12,889.90               1,800
------------------------------------------------------------------------------------------------
Lakefront Fund                          2,513.90                   --                    --
------------------------------------------------------------------------------------------------
Limited Term Income Fund                  468.75               8,580.94                   0
------------------------------------------------------------------------------------------------
National Municipal Bond Fund                  --                   --                    --
------------------------------------------------------------------------------------------------
New York Tax-Free Fund                        --                    0                     0
------------------------------------------------------------------------------------------------
Ohio Municipal Bond Fund                      --                    0                     0
------------------------------------------------------------------------------------------------
Ohio Municipal Money Market Fund              --                   --                    --
------------------------------------------------------------------------------------------------
Ohio Regional Stock Fund               21,805.75               6,597.60              15,420
------------------------------------------------------------------------------------------------
Prime Obligations Fund                        --                   --                    --
------------------------------------------------------------------------------------------------
Real Estate Investment Fund                   --                   --                    --
------------------------------------------------------------------------------------------------
Special Growth Fund                   238,533.30             176,980.29              99,980
------------------------------------------------------------------------------------------------
Special Value Fund                    428,514.23             431,541.97             224,350
------------------------------------------------------------------------------------------------
Stock Index Fund                       43,190.22              27,553.63              24,243
------------------------------------------------------------------------------------------------
Tax-Free Money Market Fund                    --                   --                    --
------------------------------------------------------------------------------------------------
U.S. Government Obligations Fund              --                   --                    --
------------------------------------------------------------------------------------------------
Value Fund                            218,946.60            225,799.21             218,770


PORTFOLIO TURNOVER.


The turnover rate stated in the Prospectus for a Fund's investment portfolio is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. The portfolio turnover rates for each of the Funds listed below were as follows for the fiscal years ended October 31, 1997 and 1996.




Fund                                    1997                1996
----                                    ----                ----

Balanced Fund (a)                       109%                     80%(b)
Diversified Stock Fund (a)               63%                     94%(b)
Fund for Income                          26%                     25%
Government Mortgage Fund                115%                    127%
Growth Fund                              21%                     27%
Intermediate Income Fund                195%                    164%
International Growth Fund (a)           116%                    178%(b)
Investment Quality Bond Fund            249%                    182%
Lakefront Fund                           36%                    N/A
Limited Term Income Fund                139%                    221%
National Municipal Bond Fund (a)        154%                    143%

New York Tax-Free Fund (a)               11%                      0%
Ohio Municipal Bond Fund                 74%                     81%
Ohio Regional Stock Fund (a)              8%                      6%(b)
Real Estate Invesment Fund               21%                    N/A
Special Growth Fund (a)                 195%                    152%

Special Value Fund (a)                   39%                     55%(b)
Stock Index Fund                         11%                      4%
Value Fund                               26%                     28%




(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(b) For year ended October 31, 1996 for Class A shares and for the period March 1, 1996 through October 31, 1996 for Class B shares.


ADMINISTRATOR.


BISYS Fund Services Limited Partnership (d/b/a BISYS Fund Services) ("BISYS" or the "Administrator") serves as administrator to the Funds pursuant to an administration agreement dated October 1, 1997 (the "Administration Agreement"). The Administrator assists in supervising all operations of the Funds (other than those performed by the Adviser or the Sub-Adviser under the Investment Advisory Agreement and Investment Sub-Advisory Agreement), subject to the supervision of the Board of Trustees.

For the services rendered to the Funds and related expenses borne by BISYS as Administrator, each Fund pays BISYS an annual fee, computed daily and paid monthly, at the following annual rates based on each Fund's average daily net assets:

    .15% for portfolio assets of $300 million and less, .12% for the next $300 million through $600 million of portfolio assets; and .10% for portfolio assets greater than $600 million.

BISYS may periodically waive all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds available for distribution to shareholders.


Unless sooner terminated, the Administration Agreement will continue in effect as to each Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Trustees or by vote of a majority of the outstanding shares of each Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.

The Administration Agreement provides that BISYS shall not be liable for any error of judgment or mistake of law or any loss suffered by the Victory Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, BISYS assists in each Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, BISYS may delegate all or any part of its responsibilities thereunder.

The following chart reflects the aggregate administration fees earned after fee reductions by the Administrator in connection with the sale of shares of each Fund for the fiscal years ended October 31, 1997, 1996 and 1995.


                                                   1997                             1996                            1995
                                      Administration        Fee        Administration       Fee        Administration        Fee
                                           Fees         Reductions          Fees         Reductions         Fees          Reductions
                                           ----         ----------          ----         ----------         ----          ----------

Balanced Fund......................       $472,961            $0           $357,125             $0         $246,993            $303
Diversified Stock Fund.............      1,034,997             0            678,848         60,602          490,419           1,612
Financial Reserves Fund............      1,209,552             0          1,196,089              0        1,063,114             472
Fund for Income....................         11,799        17,707             13,292         19,833           27,624           9,681
Government Mortgage Fund...........        169,697             0            195,013              0          215,665               0
Growth Fund........................        256,459             0            187,857              0           63,251          48,168
Institutional Money Market
  Fund (a).........................        340,471     1,156,193            464,863        696,881          134,232         257,028
Intermediate Income Fund...........        392,489             0            314,921              0          203,344             194
International Growth Fund..........        179,643             0            171,154              0          138,965               0
Investment Quality Bond Fund.......        240,312             0            205,210              0          157,427               0
Lakefront Fund.....................          1,045             0                N/A            N/A              N/A             N/A
Limited Term Income Fund...........        130,222             0            216,263              0          220,396               0
National Municipal Bond
Fund(b)............................      65,363(b)             0             20,352         35,877            1,046           6,080
New York Tax-Free Bond.............         10,626        15,949              9,888         14,823           18,436           7,104
Ohio Municipal Bond Fund...........        114,083             0            100,340              0           86,670              10
Ohio Municipal Money Market
  Fund.............................     548,673(c)       375,708            851,457              0              (c)             (c)
Ohio Regional Stock Fund...........         75,046             0             64,609              0           53,484              21


                                     - 105 -


Prime Obligations Fund.............        790,839             0            697,897              0          817,341               0
Real Estate Investment Fund........              0         2,320                N/A            N/A              N/A             N/A
Special Growth Fund................        138,080             0            112,578              0           33,202          32,831
Special Value Fund.................        525,357             0            356,371              0          231,340           1,000
Stock Index Fund...................              0       567,979                  0        329,746                0         171,000
Tax-Free Money Market Fund.........        562,890             0            446,706         35,290          370,209               0
U.S. Government Obligations
  Fund.............................      2,258,117             0          1,803,685              0          780,808          88,000
Value Fund.........................        654,663             0            516,120              0          387,398               0

(a) Fiscal year ended October 31, 1996 and 1997; fiscal period ended October 31, 1995; fiscal year ended April 30, 1995; respectively.

(b) Fiscal year ended October 31, 1996 and 1997; fiscal period ended October 31, 1994 and fiscal year ended April 30, 1995; and fiscal period February 3, 1994 (commencement of operations) to April 30, 1994, respectively. For the fiscal year ended April 30, 1995, the Fund paid administration fees of $926 of which Fidelity Distributors Corporation received $717 and Concord Holding Corporation received $209. During the same period, fees and expenses of $83,748 were reimbursed to the Predecessor Fund. (c) For the two month period ended October 31, 1995, Concord Holding Corporation earned an administration fee of $129,644 after $0 in voluntary fee waivers. For the period June 5, 1995 to August 31, 1995, Concord Holding Corporation earned administration fees of $165,282 from the Fund after voluntary fees waived of $4,709. Prior to that, from August 31, 1994 to June 4, 1995, Primary Fund Service Corporation earned $433,288 from the Fund after voluntary fees waived of $500.


Distributor.

BISYS Fund Services serves as distributor (the "Distributor") for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Victory Portfolios. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to each Fund for two years, and thereafter for consecutive one-year terms, provided that it is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of each Fund, and (2) by the vote of a majority of the Trustees of the Victory Portfolios who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.

The following chart reflects the total underwriting commissions earned and the amount of those commissions retained by the Distributor in connection with the sale of shares of each Fund for the fiscal years ended October 31, 1997, 1996 and 1995.

                                                    1997                               1996                             1995
                                        Underwriting        Amount         Underwriting        Amount       Underwriting     Amount
                                        Commissions        Retained         Commissions       Retained       Commission     Retained

Balanced Fund.......................       $96,700           $4,600            $63,000         $60,000             (a)         (a)
Diversified Stock Fund..............     1,412,000          448,000            452,000         430,000             (a)         (a)
Financial Reserves Fund.............             0                0                  -               -             (a)         (a)
Fund for Income.....................        13,800            3,600             18,000          17,000             (a)         (a)
Government Mortgage Fund............        17,200            2,000              2,000           2,000             (a)         (a)
Growth Fund.........................        15,300            2,200              1,000           1,000             (a)         (a)
Institutional Money Market Fund.....             0                0                  -               -             (a)         (a)
Intermediate Income Fund............         2,600              300              2,000           2,000             (a)         (a)
International Growth Fund...........        11,600            1,300             17,000          17,000             (a)         (a)
Investment Quality Bond Fund........        15,700            2,200              6,000           6,000             (a)         (a)
Lakefront Fund . . . . . . . . . ..          3,000              500                  -               -               -           -
Limited Term Income Fund............           400              100              3,000           3,000             (a)         (a)
National Municipal Bond Fund........        30,200            1,300             31,000          31,000             (a)         (a)
New York Tax-Free Bond..............        51,300            3,900             43,000          39,000             (a)         (a)
Ohio Municipal Bond Fund............        26,000            3,500             20,000          20,000             (a)         (a)
Ohio Municipal Money Market
  Fund..............................             0                0                  -               -             (a)         (a)
Ohio Regional Stock Fund............        19,800            1,500             21,000          21,000             (a)         (a)
Prime Obligations Fund..............             0                0                  -               -             (a)         (a)
Real Estate Investment Fund . ..            16,600            2,300                  -               -               -           -
Special Growth Fund.................        18,200            2,800              2,000           2,000             (a)         (a)
Special Value Fund..................        76,000            4,600             22,000          11,000             (a)         (a)
Stock Index Fund....................        91,700           12,800              9,000           9,000             (a)         (a)
Tax-Free Money Market Fund..........             0                0                  -               -             (a)         (a)
U.S. Government Obligations
   Fund.............................             0                0                  -               -             (a)         (a)
Value Fund..........................        12,800            2,000              1,000           1,000             (a)         (a)

(a) In 1995, the amount of underwriting commissions and the amount retained for the entire Fund Complex was $721,000 and $107,000, respectively.

TRANSFER AGENT.

State Street Bank and Trust Company ("State Street") serves as transfer agent for the Funds. Boston Financial Data Services, Inc. ("BFDS") serves as the dividend disbursing agent and shareholder servicing agent for the Funds, pursuant to a Transfer Agency and Service Agreement. Under its agreement with the Victory Portfolios, State Street has agreed (1) to issue and redeem shares of the Victory Portfolios; (2) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Victory Portfolios' operations.

SHAREHOLDER SERVICING PLAN.

Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser and Sub-Adviser) are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Funds as necessary for subaccounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals which require a shareholder vote; and (10) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations.

OTHER SERVICING PLANS.

In connection with certain servicing plans, the Funds had made certain commitments that provide: (i) for one or more brokers to accept on the Funds' behalf, purchase and redemption orders; (ii) authorize such brokers to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf; (iii) that the Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order; and (iv) that customer orders will be priced at the Funds' Net Asset Value next computed after they are accepted by an authorized broker or the broker's authorized designee.

DISTRIBUTION AND SERVICE PLAN.

The Victory  Portfolios,  on behalf of the  Financial  Reserves  Fund,  Fund for
Income, Institutional Money Market Fund (Investor Class and Select Class), Lakefront Fund, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Municipal Money Market Fund, Real Estate Investment Fund, and U.S. Obligations Fund (Investor Shares) has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b- 1"). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1. The Board of Trustees has adopted the Plan to allow the Adviser, the Sub-Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Funds of distribution expenses. Under the Plan, if a payment to the Advisers or the Sub-Adviser of management fees or to the Distributor of administrative fees should be deemed to be indirect financing by the Victory Portfolios of the distribution of their shares, such payment is authorized by the Plan.

The Plan specifically recognizes that the Adviser, the Sub-Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Funds. In addition, the Plan provides that the Adviser, the Sub-Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Funds' shares, or to third parties, including banks, that render shareholder support services.

The Plan has been approved by the Board of Trustees. As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the Funds other than the advisory and administrative fees authorized under the investment advisory and administration agreements. To the extent that the Plan gives the Adviser, the Sub-Adviser or the Distributor greater flexibility in connection with the distribution of shares of the Funds, additional sales of the Funds' shares may result. Additionally, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

CLASS B SHARES DISTRIBUTION PLAN.

The Victory Portfolios has adopted a Distribution Plan for Class B shares of the Balanced Fund, Diversified Stock Fund, International Growth Fund, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Regional Stock Fund and Special Value Fund under the Rule. The Distribution Plan adopted by the Trustees with respect to the Class B shares of the Funds provides that each Fund will pay the Distributor a distribution fee under the Distribution Plan at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the Class B shares. The distribution fees may be used by the Distributor for: (a) costs of printing and distributing each Fund's prospectus, statement of additional information and reports to prospective investors in the Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to the Funds; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each Fund's Class B shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Victory Portfolios' transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSCs received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds' Class B shares, including, without limitation, payments to salesmen and selling dealers at the time of the sale of Class B shares, if applicable, and continuing fees to each such salesmen and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.

The amount of the distribution fees payable by any Fund under the Distribution Plan is not related directly to expenses incurred by the Distributor and the Distribution Plan does not obligate the Funds to reimburse the Distributor for such expenses. The distribution fees set forth in the Distribution Plan will be paid by each Fund to the Distributor unless and until the Distribution Plan is terminated or not renewed with respect to such Fund; any distribution or service expenses incurred by the Distributor on behalf of the Funds in excess of payments of the distribution fees specified above which the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of the Funds.

The Distribution Plan for the Class B shares specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Funds. In addition, the Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Funds' Class B shares, or to third parties, including banks, that render shareholder support services.

The Distribution Plan was approved by the Trustees, including the independent Trustees, at a meeting called for that purpose. As required by Rule 12b-1, the Trustees carefully considered all pertinent factors relating to the implementation of the Distribution Plan prior to its approval, and have determined that there is a reasonable likelihood that the Distribution Plan will benefit the Funds and their Class B shareholders. To the extent that the Distribution Plan gives the Advisers or the Distributor greater flexibility in connection with the distribution of Class B shares of the Funds, additional sales of the Funds' Class B shares may result. Additionally, certain Class B shareholder support services may be provided more effectively under the Distribution Plan by local entities with whom shareholders have other relationships.


FUND ACCOUNTANT.

BISYS Fund Services Ohio, Inc. ("BISYS, Inc.") serves as fund accountant for the all of the Funds pursuant to a fund accounting agreement with the Victory
Portfolios dated May 31, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS, Inc. calculates each Fund's net asset value, the dividend and capital gain distribution, if any, and the yield. BISYS, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Funds. Under the Fund Accounting Agreement, BISYS, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,500 per taxable fund, $2,917 per tax-free fund and $3,333 per international fund and does not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class.


For the fiscal years ended October 31, 1997, 1996, and 1995 the Fund accountant earned the following fund accounting fees of:


FUND                                   1997              1996            1995
----                                   ----              ----            ----

Balanced Fund                          $89,610           $93,776           $87,894
Diversified Stock Fund                 119,767           159,249           141,598
Financial Reserves Fund                 88,998            78,188           100,934
Fund for Income                         48,449            57,144            32,288
Government Mortgage Fund                38,396            50,487            83,080
Growth Fund                             51,705            35,364            49,945
Institutional Money Market Fund(a)     102,437            86,455            50,238

Intermediate Income Fund                67,260            61,867            71,451
International Growth Fund               70,707            90,570           121,305
Investment Quality Bond Fund            57,053            52,699            70,983
Lakefront Fund                          24,280            N/A               N/A
Limited Term Income Fund                33,524            39,040            89,012
National Municipal Bond Fund(b)         57,061            65,000            24,041

New York Tax-Free Fund                  49,575            51,388            48,533
Ohio Municipal Bond Fund                46,445            51,845            43,204
Ohio Municipal Money Market Fund        99,579            65,058            13,370/
                                                                            30,071(c)
Ohio Regional Stock Fund                45,783            51,094            30,563
Prime Obligations Fund                  92,710            85,261           260,571
Real Estate Investment Fund             15,520            N/A               N/A
Special Growth Fund                     39,041            57,804            20,897
Special Value Fund                      87,704            79,170            75,514
Stock Index Fund                       120,844            87,027            22,715
Tax-Free Money Market Fund              79,661           107,911           112,625
U.S. Government Obligation Fund         97,657            85,062           243,249
Value Fund                              83,739            71,046           124,400

(a) Fiscal period ended October 31, 1996; fiscal period ended October 31, 1995; fiscal year ended April 30, 1995 and April 30, 1994; respectively.
(b) Fiscal year ended October 31, 1996; fiscal period ended October 31, 1995 and fiscal year ended April 30, 1995; and fiscal period February 3, 1994 (commencement of operations) to April 30, 1994, respectively.
(c) For the period ended October 31, 1995 and the period from June 5, 1995 through August 31, 1995.


Key Asset Management Inc. served as fund accountant for the Real Estate Investment Fund until October 13, 1997.

CUSTODIAN.

Cash and securities owned by each of the Victory Portfolios are held by Key Trust as custodian pursuant to a Custodian Agreement dated August 1, 1996. Cash and securities owned by the Funds are also held by Morgan Stanley Trust Company ("Morgan Stanley") as sub-custodian, and certain foreign sub-custodians, pursuant to a Sub-Custody Agreement. Under these Agreements, Key Trust and Morgan Stanley each (1) maintains a separate account or accounts in the name of each respective fund; (2) makes receipts and disbursements of money on behalf of each Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning The Victory Portfolios' operations. Key Trust may, with the approval of a fund and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of a fund, provided that Key Trust shall remain liable for the performance of all of its duties under the Custodian Agreement.

INDEPENDENT ACCOUNTANTS.


The audited financial statements of the Victory Portfolios for the fiscal year ended October 31, 1997 are incorporated by reference herein. The financial statements for the fiscal year ended October 31, 1997 have been audited by Coopers & Lybrand L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Coopers & Lybrand L.L.P. serves as The Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.


LEGAL COUNSEL.

Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022 is the counsel to the Victory Portfolios.

EXPENSES.

The Funds bear the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, fees of the Trustees, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Funds' operation.

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES.


The Victory Portfolios (sometimes referred to as the "Trust") is a Delaware business trust. The Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Victory Portfolios presently has 30 series of shares, which represent interests in the following funds and their respective classes, if any:


Balanced Fund
        Class A Shares
        Class B Shares
Diversified Stock Fund

        Class A Shares

        Class B Shares

Financial Reserves Fund
Fund For Income
Government Mortgage Fund
Growth Fund
Institutional Money Market Fund
        Select Shares
        Investor Shares
Intermediate Income Fund
International Growth Fund
        Class A Shares
        Class B Shares
Investment Quality Bond Fund
Lakefront Fund

Limited Term Income Fund
National Municipal Bond Fund

        Class A Shares
        Class B Shares
New York Tax-Free Fund
        Class A Shares
        Class B Shares
Ohio Municipal Bond Fund
Ohio Municipal Money Market Fund
Ohio Regional Stock Fund
        Class A Shares
        Class B Shares
Prime Obligations Fund
Real Estate Investment Fund
Special Growth Fund
Special Value Fund
        Class A Shares
        Class B Shares
Stock Index Fund
Tax-Free Money Market Fund
U.S. Government Obligations Fund
        Select Shares
        Investor Shares
Value Fund

The Victory Portfolios' Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Victory Portfolios into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Victory Portfolios' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Victory Portfolios, shares of a fund are entitled to receive the assets available for distribution belonging to the fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular fund which are available for distribution.


To the best knowledge of the Victory Portfolios, the names and addresses of the holders of 5% or more of the outstanding shares of each class of the Funds' equity securities as of January 30, 1998, and the percentage of the outstanding shares held by such holders are set forth below:



=============================================================================================================================
                                                                                         PERCENT              PERCENT
                                                                                          OWNED                OWNED
FUND                                        NAME AND ADDRESS OF OWNER                   OF RECORD           BENEFICIALLY
-----------------------------------------------------------------------------------------------------------------------------
BALANCED FUND-                    SNBOC and Company                                           96.9%                  -
  CLASS A SHARES                  4900 Tiedeman Road
                                  Cleveland, Ohio  44144
-----------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED STOCK FUND -          SNBOC and Company                                           83.7%                  -
CLASS A SHARES                    4900 Tiedeman Road
                                  Cleveland, Ohio  44144
-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL RESERVES FUND           SNBOC and Company                                           93.8%                  -
                                  4900 Tiedeman Road
                                  Cleveland, Ohio  44144
-----------------------------------------------------------------------------------------------------------------------------
FUND FOR INCOME                   Key Trust of Cleveland                                      16.1%                  -
                                  4900 Tiedeman Road
                                  Cleveland, Ohio  44144
-----------------------------------------------------------------------------------------------------------------------------
GOVERNMENT MORTGAGE               SNBOC and Company                                           95.5%                  -
FUND                              4900 Tiedeman Road
                                  Cleveland, OH  44144
-----------------------------------------------------------------------------------------------------------------------------
GROWTH FUND                       SNBOC and Company                                           95.4%                  -
                                  4900 Tiedeman Road
                                  Cleveland, OH  44144
-----------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY               BISYS Fund Services Ohio Inc.                               98.5%                  -
MARKET FUND-SELECT                Attn:  Iris Young
CLASS                             3435 Steltzer Rd.
                                  Columbus, Ohio 43219-3035
-----------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS                    Liefke & Co.                                                67.6%                  -
                                  c/o KeyCorp Trust Services
                                  4900 Tiedeman Road
                                  Cleveland, OH 44144
-----------------------------------------------------------------------------------------------------------------------------
                                  KeyCorp Investment Products                                  8.14%                 -
                                  127 Public Square
                                  Cleveland, Ohio 44114
-----------------------------------------------------------------------------------------------------------------------------
                                  Key Clearing Corp.                                          17.7%                  -
                                  4900 Tiedeman Road
                                  Cleveland, Ohio  44144
-----------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE INCOME               SNBOC and Company                                           98.5%                  -
FUND                              4900 Tiedeman Road
                                  Cleveland, OH  44144
-----------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH              SNBOC and Company                                           95.6%                  -
FUND-CLASS A                      4900 Tiedeman Road
                                  Cleveland, Ohio  44144
=============================================================================================================================

=============================================================================================================================
                                                                                         PERCENT              PERCENT
                                                                                          OWNED                OWNED
FUND                                        NAME AND ADDRESS OF OWNER                   OF RECORD           BENEFICIALLY
-----------------------------------------------------------------------------------------------------------------------------
CLASS B                           IRA of Jerry L. Ufford                                      16.7%                16.7%
                                  22315 Berry Drive
                                  Rocky River, OH  44116
-----------------------------------------------------------------------------------------------------------------------------
                                  Bruce R. McBroom                                             5.6%                 5.6%
                                  Phyllis E. McBroom
                                  7628 Collins St.
                                  Lowville, NY  13367
-----------------------------------------------------------------------------------------------------------------------------
                                  A. Buell Arnold                                              7.7%                 7.7%
                                  Doris B. Arnold Trustees
                                  Arnold Family Trust
                                  12 Bartlett Lane
                                  Delmar, NY   12054
-----------------------------------------------------------------------------------------------------------------------------
                                  Josephine E. Marx                                            5.5%                 5.5%
                                  1 Scott Place
                                  Schenectady, NY  12309
-----------------------------------------------------------------------------------------------------------------------------
                                  Brandon Bradley                                              8.1%                 8.1%
                                  Box 398
                                  Route 37
                                  Hogansburg, NY  13655
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT QUALITY BOND           SNBOC and Company                                           77.6%                  -
FUND                              4900 Tiedeman Road
                                  Cleveland, OH  44144
-----------------------------------------------------------------------------------------------------------------------------
LAKEFRONT FUND                    SNBOC and Company                                           48.9%                  -
                                  4900 Tiedman Road
                                  Cleveland, OH  44144
-----------------------------------------------------------------------------------------------------------------------------
                                  State Street Bank & Trust Co.                                 -                   8.9%
                                  IRA Rollover of C. Maxwell
                                  20563 Rock Hall Avenue
                                  Rock Hall, MD  21661
-----------------------------------------------------------------------------------------------------------------------------
                                  BISYS Fund Services                                           -                  27.1%
                                  3435 Stelzer Road
                                  Columbus, OH  43219
-----------------------------------------------------------------------------------------------------------------------------
LIMITED TERM INCOME               SNBOC and Company                                           97.4%                  -
FUND                              4900 Tiedeman Road
                                  Cleveland, OH  44144
-----------------------------------------------------------------------------------------------------------------------------
NATIONAL MUNICIPAL BOND           Key Trust of Cleveland                                      18.7%                  -
FUND-CLASS A SHARES               4900 Tiedeman Road
                                  Cleveland, Ohio  44144
-----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                    El Matador Inc.                                              9.5%                 9.5%
                                  2564 Ogden Avenue
                                  Ogden, UT  84401
=============================================================================================================================

=============================================================================================================================
                                                                                         PERCENT              PERCENT
                                                                                          OWNED                OWNED
FUND                                        NAME AND ADDRESS OF OWNER                   OF RECORD           BENEFICIALLY
-----------------------------------------------------------------------------------------------------------------------------
                                  Key Bank of Maine, Escrow Agent                             13.3%                13.3%
                                  for Robert, Geraldine and Janet Sylvester
                                  and GFS ND Manufacturing Co.
                                  1 Canal Plaza
                                  Portland, ME  04101
-----------------------------------------------------------------------------------------------------------------------------
                                  Marden Spencer                                               6.2%                 6.2%
                                  958 E. Olympus Park Dr., #A102
                                  Salt Lake City, UT  84117
-----------------------------------------------------------------------------------------------------------------------------
                                  Ethel F. Robinson                                            9.6%                 9.6%
                                  2716 100th SE
                                  Everett, WA  98208-4338
-----------------------------------------------------------------------------------------------------------------------------
NEW YORK TAX-FREE                 Key Trust of Cleveland                                      11.5%                  -
FUND-CLASS A SHARES               4900 Tiedeman Road
                                  Cleveland, OH  44144
-----------------------------------------------------------------------------------------------------------------------------
                                  Philip Morris Companies Inc.                                  -                  10.2%
                                  100 Park Avenue - 10th Fl.
                                  New York, NY  10017
-----------------------------------------------------------------------------------------------------------------------------
                                  SBSF Funds Inc.                                               -                   6.2%
                                  45 Rockefeller Plaza
                                  New York, NY  10111
-----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                    Leon A. Philp                                                5.7%                 5.7%
                                  15 Budd Avenue
                                  Clarence, NY  14031
-----------------------------------------------------------------------------------------------------------------------------
                                  Richard A. Dudley                                           17.1%                17.1%
                                  Margaret H. Dudley JTWROS
                                  68 Center Street
                                  Geneseo, NY  14454
-----------------------------------------------------------------------------------------------------------------------------
                                  Catherine C. Lieb                                            5.4%                 5.4%
                                  19 Park Avenue
                                  Dansville, NY  14437
-----------------------------------------------------------------------------------------------------------------------------
                                  Anna Maria Desocio                                           8.5%                 8.5%
                                  Colomba Desocio JTWROS
                                  1624 Caleb Avenue
                                  Syracuse, NY  13206
-----------------------------------------------------------------------------------------------------------------------------
OHIO MUNICIPAL BOND               SNBOC and Company                                           88.8%                  -
FUND                              4900 Tiedeman Road
                                  Cleveland, OH  44144
-----------------------------------------------------------------------------------------------------------------------------
OHIO MUNICIPAL MONEY              SNBOC and Company                                           18.3%                  -
MARKET FUND                       4900 Tiedeman Road
                                  Cleveland, OH  44144
=============================================================================================================================

=============================================================================================================================
                                                                                         PERCENT              PERCENT
                                                                                          OWNED                OWNED
FUND                                        NAME AND ADDRESS OF OWNER                   OF RECORD           BENEFICIALLY
-----------------------------------------------------------------------------------------------------------------------------
                                  SNBOC and Company                                           58.6%                  -
                                  2025 Ontario Street
                                  Cleveland, OH  44115
-----------------------------------------------------------------------------------------------------------------------------
                                  KeyCorp Investment Products                                  5.4%                  -
                                  127 Public Square
                                  Cleveland, OH  44114
-----------------------------------------------------------------------------------------------------------------------------
                                  Key Clearing Corp.                                           8.9%                  -
                                  4900 Tiedeman Road
                                  Cleveland, OH  44144
-----------------------------------------------------------------------------------------------------------------------------
OHIO REGIONAL STOCK               SNBOC and Company                                           86.3%                  -
FUND - CLASS A SHARES             4900 Tiedeman Road
                                  Cleveland, OH  44144
-----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                    IRA of Jerry Ufford                                          6.8%                 6.8%
                                  22315 Berry Drive
                                  Rocky River, OH  44116
-----------------------------------------------------------------------------------------------------------------------------
                                  IRA of Gerald Mencl                                          6.4%                 6.4%
                                  5899 Canal Road
                                  Valley View, OH  44125
-----------------------------------------------------------------------------------------------------------------------------
                                  IRA of Stephen A. Worth                                      5.7%                 5.7%
                                  10064 Hunting Dr.
                                  Brecksville, OH  44141
-----------------------------------------------------------------------------------------------------------------------------
PRIME OBLIGATIONS FUND            SNBOC and Company                                            5.0%                  -
                                  4900 Tiedeman Road
                                  Cleveland, OH  44144
-----------------------------------------------------------------------------------------------------------------------------
                                  KeyCorp Investment Products                                 29.3%                  -
                                  127 Public Square
                                  Cleveland, OH  44114
-----------------------------------------------------------------------------------------------------------------------------
                                  Society National Bank-Private Banking                       33.1%                  -
                                  2025 Ontario Street
                                  Cleveland, OH  44115
-----------------------------------------------------------------------------------------------------------------------------
                                  Key Clearing Corp.                                          21.9%                  -
                                  4900 Tiedeman Road
                                  Cleveland, OH  44144
-----------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT            SNBOC and Company                                           71.4%                  -
FUND                              4900 Tiedeman Road
                                  Cleveland, OH  44144
-----------------------------------------------------------------------------------------------------------------------------
SPECIAL GROWTH FUND               SNBOC and Company                                           98.1%                  -
                                  4900 Tiedeman Road
                                  Cleveland, OH  44144
=============================================================================================================================

=============================================================================================================================
                                                                                         PERCENT              PERCENT
                                                                                          OWNED                OWNED
FUND                                        NAME AND ADDRESS OF OWNER                   OF RECORD           BENEFICIALLY
-----------------------------------------------------------------------------------------------------------------------------
SPECIAL VALUE FUND-CLASS          SNBOC and Company                                           88.4%                  -
A SHARES                          4900 Tiedeman Road
                                  Cleveland, OH  44144
-----------------------------------------------------------------------------------------------------------------------------
STOCK INDEX FUND                  SNBOC and Company                                           97.7%                  -
                                  4900 Tiedeman Road
                                  Cleveland, OH  44144
-----------------------------------------------------------------------------------------------------------------------------
TAX-FREE MONEY MARKET             SNBOC and Company                                           46.2%                  -
FUND                              4900 Tiedeman Road
                                  Cleveland, OH  44144
-----------------------------------------------------------------------------------------------------------------------------
                                  Society National Bank-Private Banking                       40.5%                  -
                                  2025 Ontario Street
                                  Cleveland, OH  44115
-----------------------------------------------------------------------------------------------------------------------------
                                  Key Clearing Corp.                                           7.5%                  -
                                  4900 Tiedeman Road
                                  Cleveland, OH  44144
-----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT                   SNBOC and Company                                           18.2%                  -
OBLIGATIONS FUND -                4900 Tiedeman Road
SELECT SHARES                     Cleveland, OH  44144
-----------------------------------------------------------------------------------------------------------------------------
                                  Key Clearing Corp.                                          11.1%                  -
                                  4900 Tiedeman Road
                                  Cleveland, OH  44144
-----------------------------------------------------------------------------------------------------------------------------
                                  Society National Bank-Private Banking                       31.3%                  -
                                  2025 Ontario Street
                                  Cleveland, OH  44115
-----------------------------------------------------------------------------------------------------------------------------
                                  Chase Manhattan Bank                                          -                   6.0%
                                  FBO Global Trust
                                  450 W. 33rd Street
                                  New York, NY  10001-2603
-----------------------------------------------------------------------------------------------------------------------------
                                  KeyCorp Investment Products                                 29.5%                  -
                                  127 Public Square
                                  Cleveland, OH  44114
-----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT                   Key Clearing Corp.                                          98.9%                  -
OBLIGATIONS FUND -                4900 Tiedeman Road
INVESTOR SHARES                   Cleveland, OH  44144
-----------------------------------------------------------------------------------------------------------------------------
VALUE FUND                        SNBOC and Company                                           99.4%                  -
                                  4900 Tiedeman Road
                                  Cleveland, OH  44144
=============================================================================================================================

Shares of the Victory Portfolios are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote as a single class on all matters except (1) when required by the 1940 Act, shares shall be voted by individual series, and
(2) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, The Victory Portfolios will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Victory Portfolios shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund of the Victory Portfolios affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Victory Portfolios voting without regard to series.

SHAREHOLDER AND TRUSTEE LIABILITY.

The Victory Portfolios is organized as a Delaware business trust. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Delaware Trust Instrument provides that shareholders of the Victory Portfolios shall not be liable for the obligations of the Victory Portfolios. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Victory

Portfolios shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Victory Portfolios, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Victory Portfolios shall be personally liable in connection with the administration or preservation of the assets of the funds or the conduct of the Victory Portfolios' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Victory Portfolios shall look solely to the assets of the Victory Portfolios for payment.

MISCELLANEOUS.

As used in the Prospectus and in this SAI, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Victory Portfolios upon the issuance or sale of shares of a Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Victory Portfolios, which general liabilities and expenses are not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular fund of the Victory Portfolios will be the relative net asset value of each respective fund at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of each of the Funds not readily identified as belonging to a particular Fund, which are allocated to each Fund in accordance with its proportionate share of the net asset values of the Victory Portfolios at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Victory Portfolios to a particular fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectus and in this SAI, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Victory Portfolios is registered with the SEC as an open-end management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Victory Portfolios.

The Prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.


The 1997 Annual Report to shareholders of The Victory Portfolios is incorporated herein in its entirety. This report includes the financial statements for the fiscal year ended October 31, 1997. The opinion in the Annual Report of Coopers & Lybrand L.L.P., independent accountants, is incorporated herein in its entirety to such Annual Report, and such financial statements are incorporated in their entirety.


THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFERING OF THE SECURITIES DESCRIBED IN THESE DOCUMENTS IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION.

APPENDIX
DESCRIPTION OF SECURITY RATINGS.

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by the Adviser or the Sub-Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Adviser or the Sub-Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds).

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-. High credit quality Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA's description of its three highest long-term debt ratings:

AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).

Moody's description of its three highest short-term debt ratings:

Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

-       Leading market positions in well-established industries.

-    High rates of return on funds employed.

- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

A-2.   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch's description of its four highest short-term debt ratings:

F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2. Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

A+.  Obligations supported by the highest capacity for timely repayment.

A1. Obligations supported by a very strong capacity for timely repayment.

A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

Moody's description of its two highest short-term loan/municipal note ratings:

MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

S&P's description of its two highest municipal note ratings:

SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2.  Satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT RATINGS

Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4. The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit. Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations. U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations. Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.